Filed pursuant to Rule 497(c)
File Nos. 333-249784 and
811-23615

Barrow Hanley Concentrated Emerging Markets	Barrow Hanley International Value Fund
ESG Opportunities Fund	Institutional Shares (BNIVX)
Institutional Shares (BEOIX)	Investor Shares (Not currently offered)
Investor Shares (Not currently offered)	Advisor Shares (Not currently offered)
Advisor Shares (Not currently offered)	Class Z Shares (Not currently offered)
Class Z Shares (Not currently offered)

Barrow Hanley Credit Opportunities Fund	Barrow Hanley Total Return Bond Fund
Institutional Shares (BCONX)	Institutional Shares (BTRIX)
Investor Shares (Not currently offered)	Investor Shares (Not currently offered)
Advisor Shares (Not currently offered)	Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)	Class Z Shares (Not currently offered)

Barrow Hanley Emerging Markets Value Fund	Barrow Hanley US Value Opportunities Fund
Institutional Shares (BEVMVX)	Institutional Shares (BVOIX)
Investor Shares (Not currently offered)	Investor Shares (Not currently offered)
Advisor Shares (Not currently offered)	Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)	Class Z Shares (Not currently offered)

Barrow Hanley Floating Rate Fund
Institutional Shares (BFRNX)
Investor Shares (Not currently offered)
Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)
PROSPECTUS DATED FEBRUARY 1, 2025

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FUND SUMMARY
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Investment Objective
The Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Fund”) seeks long-term capital appreciation and consistent income from dividends.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.93%	0.93%	0.93%	0.93%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.42%	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses	1.35%	1.45%	1.60%	1.35%
Fee Waivers and Reimbursements[2]	‑0.29%	‑0.29%	‑0.29%	‑0.29%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.06%	1.16%	1.31%	1.06%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.04%, 1.14%, 1.29%, and 1.04% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 1.04%, 1.14%, 1.29%, and 1.04% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1‑year example and for the first year of the 3‑, 5‑ and 10‑year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$108	$399	$712	$1,599
Advisor Shares	$118	$430	$765	$1,710
Investor Shares	$133	$477	$844	$1,876
Class Z Shares	$108	$399	$712	$1,599
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 1, 2023 through September 30, 2024), the Fund’s portfolio turnover rate was 76.11% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities that are (1) issued by companies located in emerging market countries and (2) consistent with the environmental, social and governance (“ESG”) criteria of Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”). The Fund obtains indirect exposure to equity securities through instruments such as sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
Emerging market countries, which may include frontier countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong.
The Fund invests principally in common stock and sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization. The Fund may invest in the securities of companies located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Sub‑Adviser aims to achieve the Fund’s investment objective through an emerging markets strategy with an investment portfolio composed of a small number (approximately 25 – 40) of fundamentally researched securities. The securities in which the Fund invests may be denominated in currencies other than the U.S. dollar. The Fund’s portfolio will be constructed on a bottom‑up basis as discussed below and typically will be diversified across sectors and regions. The Fund may also participate in initial public offerings (“IPOs”).
Value
The Sub‑Adviser believes markets are inefficient, and that these inefficiencies can best be exploited through adherence to a valuation centric investment process dedicated to the selection of securities on a bottom‑up basis. The Sub‑Adviser’s portfolio managers focus primarily on fundamental securities analysis, valuation, and prospects for a return to intrinsic valuation.
The Sub‑Adviser selects securities that it believes are temporarily undervalued by other market participants and whose value will rise over a reasonable amount of time. The Sub‑Adviser seeks to understand and quantify drivers of upside value going forward, which are generally categorized into four value silos: 1) sales improvement, 2) profit margin improvement, 3) multiple expansion (defined as the increase in the valuation of a security without a proportional increase in its earnings or revenue, such as through an increase in the security’s valuation multiple), and 4) capital efficiency (defined as dividends, share repurchase, accretive mergers and acquisitions and/or divestments, etc.).

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Fundamental Securities Analysis
The Sub‑Adviser’s investment process starts with a quantitative, value-based screen to narrow down the broad emerging markets universe to a smaller group of emerging markets stocks (guidance list), so that the Sub‑Adviser’s team can then conduct a detailed fundamental and qualitative analysis to determine which stocks represent compelling investment opportunities. The Sub‑Adviser focuses primarily on fundamental securities analysis, valuation, and drivers of upside value going forward. The fundamental securities analysis carried out by the Sub‑Adviser will include company engagement, earnings and profitability projections and estimates of intrinsic value. The Sub‑Adviser’s bottom‑up process emphasizes identifying and investing in market dislocations where it believes it has an information advantage over other market participants that will allow the individual investment to appreciate to its estimated intrinsic value. This bottom‑up process will also contribute to the Fund being over‑or underweight in specific sectors, countries and regions based on the dislocations the Sub‑Adviser is seeing at the individual security level.
ESG Criteria
The Sub‑Adviser applies ESG exclusionary screens to the universe of investable securities to exclude securities of companies that exhibit certain criteria or have exposure to certain industries. The Sub‑Adviser’s ESG exclusionary screens exclude companies significantly involved in (i) the production of tobacco; (ii) the generation, extraction and/or refining of certain fossil fuels; (iii) the production of unconventional weapons; (iv) the manufacture or production of controversial weapons (i.e., weapons of mass destruction, nuclear weapons, biological weapons, chemical weapons, depleted uranium weapons, cluster munitions or landmines); (v) the production or manufacturing of pornography, alcohol, or gambling; and (vi) companies which have violated various international human rights standards.
The Sub‑Adviser uses ESG analysis as part of its fundamental analysis to identify investment opportunities taking into account a company’s intrinsic valuation and sustainability risks. Generally, the Sub‑Adviser considers sustainability risks as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the company. The Sub‑Adviser reviews the following ESG criteria (“ESG Criteria”) when assessing a company’s valuation and sustainability risks:
The Sub‑Adviser reviews the following ESG criteria (“ESG Criteria”) when assessing a company’s valuation and sustainability risks:
1) Environmental criteria, such as a company’s greenhouse gas emissions and climate change risks and how efficiently and effectively a company uses its raw material inputs;
2) Social criteria, such as a company’s human resources, supply chain management and management of access to essential products or services such as health care services and products to disadvantaged communities or groups; and
3) Governance criteria, such as a company’s executive pay, bribery and corruption allegations or convictions, political lobbying and donations and tax strategy.
To assess the ESG Criteria for a particular company, the Sub‑Adviser evaluates ESG data from both internal and external resources, including:
(a) The Sub‑Adviser’s proprietary materiality mapping analysis, which evaluates ESG issues facing specific industry groups and uses a visual map designed to show how sustainability issues manifest across various industries;
(b) Proprietary research reports on issuers prepared by the Sub‑Adviser that include internal ESG scoring and commentary; and
(c) Data provided by third party ESG research and ratings firms, which include research on the ESG practices, ESG risk ratings and the environmental impact of issuers.
ESG Criteria are evaluated on a case‑by‑case basis, and no individual factor (such as “E” or “S” or “G”) or set of factors consistently or categorically receives elevated consideration.

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Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Emerging Markets Risk. In addition to the risks of investing in non‑U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
ESG Factor Risk. Considering ESG factors when evaluating an investment may result in the selection or exclusion of certain investments based on the Barrow Hanley’s view of these factors and carries the risk that the Fund may underperform funds that do not take ESG factors into account. In evaluating an issuer, Barrow Hanley may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of related risks and opportunities.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Barrow Hanley evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Barrow Hanley to fit within its sustainability criteria do not operate as anticipated. Although Barrow Hanley seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments.
As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Barrow Hanley’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Further, an increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles, which in turn may limit the Fund’s ability to outperform relative to the market. A reversal of that trend could result in losses with respect to investments in such issuers.

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Non‑U.S. Securities Risk. Investing in non‑U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non‑U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non‑U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non‑U.S. securities also are subject to non‑U.S. currency fluctuations and other non‑U.S. currency-related risks. Non‑U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non‑U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Currency Risk. Investments in non‑U.S. countries are also subject to currency risk. As the Fund’s investments in non‑U.S. securities are generally denominated in non‑U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Geographic Focus Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic, or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which includes the range of activities required to bring a product or services to market and which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
IPO Risk. The Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non‑U.S. ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks.
Stock Connect Investing Risk. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

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Management and Quantitative Screening Risk. Barrow Hanley’s use of a systematic quantitative screening process and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Additionally, Barrow Hanley’s judgment regarding the investment criteria underlying the screening process may prove to be incorrect.
Small‑Cap and Mid‑Cap Company Risk. The small- and mid‑capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid‑capitalization stocks may be more volatile than those of larger companies.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Performance Information
The Concentrated Emerging Markets ESG Opportunities Predecessor Fund was reorganized into the Fund on August 18, 2024 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Concentrated Emerging Markets ESG Opportunities Predecessor Fund.(a) The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Concentrated Emerging Markets ESG Opportunities Predecessor Funds for periods prior to reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance information is shown for Class I Shares of the Concentrated Emerging Markets ESG Opportunities Predecessor Fund as of December 31, 2023. Class I Shares of the Predecessor Fund were merged into Institutional Shares of the Fund as a result of the reorganization. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are shown for Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.

(a)
The financial and performance history of the Concentrated Emerging Markets ESG Opportunities Predecessor Fund includes the financial and performance history of the Barrow, Hanley, Mewhinney & Strauss LLC Concentrated Emerging Markets Fund (the “Concentrated Emerging Markets Private Predecessor Fund”), which was a private fund managed by Barrow Hanley using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used by Barrow Hanley to manage the Concentrated Emerging Markets ESG Opportunities Predecessor Fund. The Concentrated Emerging Markets Private Predecessor Fund was not a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to the same investment and tax restrictions as the Concentrated Emerging Markets ESG Opportunities Predecessor Fund. If the Concentrated Emerging Markets Private Predecessor Fund operated as a registered mutual fund, the Concentrated Emerging Markets Private Predecessor Fund’s performance may have been lower. The Concentrated Emerging Markets Private Predecessor Fund contributed all of its assets to the Concentrated Emerging Markets ESG Opportunities Predecessor Fund on April 12, 2022 and subsequently dissolved. The Concentrated Emerging Markets ESG Opportunities Predecessor Fund together with the Concentrated Emerging Markets Private Predecessor Fund are referred to as the “Concentrated Emerging Markets ESG Opportunities Predecessor Funds.”

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Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	10/01/2020‑12/31/2020 – 23.34%
Worst quarter:	01/01/2020‑03/31/2020 – (33.42)%
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception[1]
Institutional Shares - Before Taxes (No Load)	(0.61)%	2.42%	3.73%
Institutional Shares - After Taxes on Distributions (No Load)	(3.48)%	1.53%	3.27%
Institutional Shares - After Taxes on Distributions and Sale of Fund Shares (No Load)	1.65%	1.82%	2.92%
MSCI Emerging Markets Value Index (reflects no deductions for fees, expenses or taxes)*	4.51%	1.96%	2.61%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)*,**	7.50%	1.70%	3.37%

[1]	Inception for the Institutional Shares is February 22, 2015.
*	Index returns shown are net of withholding taxes.
**
Effective September 30, 2024 the Fund compares its performance to the MSCI Emerging Markets Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Portfolio Management
Investment Adviser
Barrow Hanley is the Fund’s sub‑adviser, subject to supervision by the Board and the Adviser1.
Portfolio Managers

Randolph Wrighton, Jr., CFA	Sherry Zhang, CFA	David Feygenson
Senior Managing Director, Equity Portfolio Manager and Analyst	Managing Director, Equity Portfolio Manager and Analyst	Director, Equity Portfolio Manager and Analyst

Length of Service: Since 2022*	Length of Service: Since 2022*	Length of Service: Since 2022*

*	Length of Service includes portfolio management services provided to the Concentrated Emerging Markets ESG Opportunities Predecessor Fund, which reorganized into the Fund on August 18, 2024.

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Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax‑advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax‑advantaged arrangement.

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

10

FUND SUMMARY
Barrow Hanley Credit Opportunities Fund
Investment Objective
The Barrow Hanley Credit Opportunities Fund (the “Fund”) seeks to maximize total return, consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.18%	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.92%	1.02%	1.17%	0.92%
Fee Waivers and Reimbursements[2,3]	‑0.15%	‑0.15%	‑0.15%	‑0.15%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.77%	0.87%	1.02%	0.77%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies (other than the Barrow Hanley Floating Rate Fund), and extraordinary expenses) exceed 0.77%, 0.87%, 1.02%, and 0.77% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

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The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.77%, 0.87%, 1.02%, and 0.77% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.
The Adviser further has agreed contractually to waive its investment advisory fee payable by the Fund in the amount of the investment advisory fee the Adviser receives attributable to the assets of the Fund invested in the Barrow Hanley Floating Rate Fund until February 1, 2026. This agreement may be terminated by the Board at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement.

[3]	The contractual expense limit and advisory fee waiver represent 0.01% and 0.14%, respectively, of the 0.15% in Fee Waivers and Reimbursements shown in the table.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example and for the first year of the 3, 5 and 10 year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$79	$278	$495	$1,118
Advisor Shares	$89	$310	$549	$1,234
Investor Shares	$104	$357	$629	$1,407
Class Z Shares	$79	$278	$495	$1,118
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 1, 2023 through September 30, 2024), the Fund’s portfolio turnover rate was 33.39% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in credit instruments.
Credit instruments consist broadly of any debt instrument or instrument with debt-like characteristics, and include high yield bonds (commonly known as “junk bonds”), bank loans, loan participations and assignments, collateralized loan obligations (“CLOs”), mortgage‑and asset-backed securities, structured notes, convertible securities, preferred stock and shares of investment companies that invest principally in credit or floating-rate loan instruments, including the Barrow Hanley Floating Rate Fund and other mutual funds in this Prospectus.
The Fund’s portfolio typically will consist principally of high yield bonds that Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub‑adviser (the “Sub‑Adviser” or “Barrow Hanley”), believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation and capital appreciation.
To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment, industry, and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity

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research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Credit Risk. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk, credit risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans. As upheld on August 24, 2023 by the United States Court of Appeal for the Second Circuit, bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CLO Risk. Collateralized loan obligations (“CLOs”) issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche and the type of the underlying debts and loans in the tranche. Investments in non‑creditworthy borrowers or subordinate tranches may carry greater risk. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Because the underlying assets in CLOs are loans, in the event an underlying loan is subject to liquidity risks such as the risk of extended settlement, investments in the corresponding CLOs may be indirectly subject to the same risks.
Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Fixed Income Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. Rising interest rates may also extend the duration of a fixed income security, typically reducing the security’s value. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

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Floating Rate Securities Risk. The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Certain floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). If the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.
High Yield (“Junk Bond”) Investments Risk. Below investment grade fixed income securities, also known as “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Your investment will decline in value if the value of the Fund’s investments decreases. In a declining interest rate environment fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Investment Company Risk. Shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund.
Benchmark and Reference Rate Risk. The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Management Risk. Barrow Hanley’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Mortgage-Backed Securities Risk. Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

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Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Structured Notes Risk – Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Performance Information
The Credit Opportunities Predecessor Fund was reorganized into the Fund on August 18, 2024 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Credit Opportunities Predecessor Fund.(a) The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Credit Opportunities Predecessor Funds for periods prior to reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance information is shown for Class I Shares of the Credit Opportunities Predecessor Fund as of December 31, 2023. Class I Shares of the Predecessor Fund were merged into Institutional Shares of the Fund as a result of the reorganization. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are shown for Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	04/01/2020‑06/30/2020 – 16.85%
Worst quarter:	01/01/2020‑03/31/2020 – (15.78)%

(a)
The financial and performance history of the Credit Opportunities Predecessor Fund includes the financial and performance history of the Barrow, Hanley, Mewhinney & Strauss LLC High Yield Fixed Income Fund (the “Credit Opportunities Private Predecessor Fund”), which was a private fund managed by Barrow Hanley using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used by Barrow Hanley to manage the Credit Opportunities Predecessor Fund. The Credit Opportunities Private Predecessor Fund was not a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to the same investment and tax restrictions

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as the Credit Opportunities Predecessor Fund. If the Credit Opportunities Private Predecessor Fund operated as a registered mutual fund, the Credit Opportunities Private Predecessor Fund’s performance may have been lower. The Credit Opportunities Private Predecessor Fund contributed all of its assets to the Credit Opportunities Predecessor Fund on April 12, 2022 and subsequently dissolved. The Credit Opportunities Predecessor Fund together with the Credit Opportunities Private Predecessor Fund are referred to as the “Credit Opportunities Predecessor Funds.”
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Shares – Before Taxes (No Load)	10.38%	5.53%	5.61%
Institutional Shares – After Taxes on Distributions (No Load)	6.78%	3.71%	4.70%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	6.07%	3.46%	4.05%
ICE BofA BB‑B US High Yield Index (reflects no deductions for fees, expenses or taxes)*	6.84%	3.64%	4.87%
Bloomberg US Aggregate Index (reflects no deductions for fees, expenses or taxes)*,**	1.25%	(0.33)%	1.35%

*	Index returns shown are net of withholding taxes.
**
Effective September 30, 2024 the Fund compares its performance to the Bloomberg US Aggregate Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Portfolio Management
Investment Adviser
Barrow Hanley is the Fund’s sub‑adviser, subject to supervision by the Board and the Adviser1.
Portfolio Managers

Nick Losey, CFA	Chet Paipanandiker	Michael Trahan, CFA
Managing Director, Fixed Income Portfolio Manager and Analyst	Managing Director, Fixed Income Portfolio Manager and Analyst	Managing Director, Fixed Income Portfolio Manager and Analyst

Length of Service: Since 2022*	Length of Service: Since 2022*	Length of Service: Since 2022*

*	Length of Service includes portfolio management services provided to the Credit Opportunities Predecessor Fund, which reorganized into the Fund on August 18, 2024.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Barrow Hanley Credit Opportunities Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax‑advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax‑advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
FUND SUMMARY
Barrow Hanley Emerging Markets Value Fund
Investment Objective
The Barrow Hanley Emerging Markets Value Fund (the “Fund”) seeks long-term capital appreciation and consistent income from dividends.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.87%	0.87%	0.87%	0.87%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	3.10%	3.10%	3.10%	3.10%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses	3.97%	4.07%	4.22%	3.97%
Fee Waivers and Reimbursements[2]	‑2.97%	‑2.97%	‑2.97%	‑2.97%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.00%	1.10%	1.25%	1.00%

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[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.98%, 1.08%, 1.23%, and 0.98% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.98%, 1.08%, 1.23%, and 0.98% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1‑year example and for the first year of the 3‑, 5‑ and 10‑year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$102	$936	$1,788	$3,995
Advisor Shares	$112	$966	$1,835	$4,081
Investor Shares	$127	$1,010	$1,906	$4,209
Class Z Shares	$102	$936	$1,788	$3,995
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 1, 2023 through September 30, 2024), Fund’s portfolio turnover rate was 85.34% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of “value companies” located in emerging market countries and instruments with economic characteristics similar to such securities. Instruments with economic characteristics similar to securities of companies located in emerging market countries include sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
Emerging market countries, which may include frontier market countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong. The Fund invests principally in common stock and sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization.
The Fund may invest in the securities of companies located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.
Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub‑adviser (the “Sub‑Adviser” or “Barrow Hanley”), pursues a value-oriented strategy and strives to construct a portfolio of “value companies”, which the portfolio managers select on a bottom‑up basis. The portfolio managers utilize a variety of valuation metrics to assess a company, including, but not limited to, price to earnings ratio, price to book ratio, free cash flow yield, price to sales, and/or dividend yield. The Fund defines a “value company” as an issuer with one or more valuation metrics favorable to the MSCI Emerging Markets Index aggregate for the same metric. Barrow Hanley’s Emerging Markets Value team employs a two‑stage process – incorporating both quantitative and qualitative elements – to manage their investment research effort. Initially, the team uses a valuation based, quantitative screen to narrow down a broad universe of approximately 5,500 emerging markets stocks to a universe of approximately 100‑150 stocks (the “guidance list”) that appear to Barrow Hanley to have attractive valuations and also exhibit stable to improving operating fundamentals, strong operating cash flow, and a responsible balance sheet. This guidance list serves as the beginning of Barrow Hanley’s research team’s qualitative assessment. The research team further refines the guidance list using sector-specific criteria (including, capital ratios for financials, price‑to‑net asset value metrics for energy, and other metrics), ultimately focusing on ideas that Barrow Hanley believes are compelling opportunities. In the fundamental stage of the investment process, the responsible analyst(s) conducts stock-specific research on each company of interest, including interviews with company management.

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Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Emerging Markets Risk. In addition to the risks of investing in non‑U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Non‑U.S. Securities Risk. Investing in non‑U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non‑U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non‑U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non‑U.S. securities also are subject to non‑U.S. currency fluctuations and other non‑U.S. currency-related risks. Non‑U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non‑U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Currency Risk. Investments in non‑U.S. countries are also subject to currency risk. As the Fund’s investments in non‑U.S. securities are generally denominated in non‑U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.

20

Geographic Focus Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic, or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.
IPO Risk. The Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Management and Quantitative Screening Risk. Barrow Hanley’s use of a systematic quantitative screening process and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Additionally, Barrow Hanley’s judgment regarding the investment criteria underlying the screening process may prove to be incorrect.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non‑U.S. ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks.
Small‑Cap and Mid‑Cap Company Risk. The small- and mid‑capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid‑capitalization stocks may be more volatile than those of larger companies.
Stock Connect Investing Risk. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

21

Performance Information
The Emerging Markets Value Predecessor Fund was reorganized into the Fund on August 18, 2024 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Emerging Markets Value Predecessor Fund, and Institutional shares of the Emerging Markets Value Predecessor Fund were reorganized into Institutional Shares of the Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Emerging Markets Value Predecessor Fund for periods prior to reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance information is shown for Class I Shares of the Emerging Markets Value Predecessor Fund as of December 31, 2023. Class I Shares of the Predecessor Fund were merged into Institutional Shares of the Fund as a result of the reorganization. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are shown for Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	10/01/2022‑12/31/2022 – 13.42%
Worst quarter:	04/01/2022‑06/30/2022 – (10.10)%
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	Since Inception[1]
Institutional Shares – Before Taxes (No Load)	(3.54)%	0.16%
Institutional Shares – After Taxes on Distributions (No Load)	(6.22)%	(1.09)%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	(0.17)%	0.20%
MSCI Emerging Markets Value Index (reflects no deductions for fees, expenses or taxes)*	4.51%	0.46%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)*, **	7.50%	(1.54)%

[1]	Inception for the Institutional Shares is December 29, 2021.
*	Index returns shown are net of withholding taxes.
**
Effective September 30, 2024 the Fund compares its performance to the MSCI Emerging Markets Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Portfolio Management
Investment Adviser
Barrow Hanley is the Fund’s sub‑adviser, subject to supervision by the Board and the Adviser1.

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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Portfolio Managers

Randolph Wrighton, Jr., CFA	Sherry Zhang, CFA	David Feygenson
Senior Managing Director, Equity Portfolio Manager and Analyst	Managing Director, Equity Portfolio Manager and Analyst	Director, Equity Portfolio Manager and Analyst

Length of Service: Since 2021*	Length of Service: Since 2021*	Length of Service: Since 2021*

*	Length of Service includes portfolio management services provided to the Emerging Markets Value Predecessor Fund, which reorganized into the Fund on August 18, 2024.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Barrow Hanley Emerging Markets Value Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax‑advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax‑advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

23

FUND SUMMARY
Barrow Hanley Floating Rate Fund
Investment Objective
The Barrow Hanley Floating Rate Fund (the “Fund”) seeks to maximize total return, consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses	0.62%	0.72%	0.87%	0.62%
Fee Waivers and Reimbursements[2]	‑0.03%	‑0.03%	‑0.03%	‑0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.59%	0.69%	0.84%	0.59%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.59%, 0.69%, 0.84%, and 0.59% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.59%, 0.69%, 0.84%, and 0.59% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1‑year example and for the first year of the 3‑, 5‑ and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$60	$196	$343	$771
Advisor Shares	$70	$227	$398	$892
Investor Shares	$86	$275	$479	$1,070
Class Z Shares	$60	$196	$343	$771
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 1, 2023 through September 30, 2024), Fund’s portfolio turnover rate was 43.39% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate instruments. Floating rate instruments are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For purposes of this policy, any security or investment will be considered a floating rate instrument if it has a maturity of six months or less even if it pays a rate of interest rate that does not reset or adjust prior to maturity. Floating rate instruments include bank loans, high yield bonds (commonly known as “junk bonds”), collateralized loan obligations (“CLOs”), structured notes and shares of investment companies that invest principally in floating rate instruments. The Fund may invest in floating rate instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will be rated below investment grade or unrated but of comparable credit quality.
The Fund invests primarily in floating rate bank loans. Certain bank loans may be secured by collateral of the borrower and thus may be senior to most other securities issued by the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy. Other bank loans may be unsecured obligations of the borrower. A bank loan may be acquired through the financial institution acting as agent for the lenders or from the borrower, as an assignment from another lender who holds a direct interest in the bank loan, or as a participation interest in another lender’s portion of the bank loan.
The Fund’s portfolio typically will consist principally of floating rate instruments that Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub‑adviser (the “Sub‑Adviser” or “Barrow Hanley”), believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation, and capital appreciation. To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment and industry and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments.

25

Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk, credit risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans. As upheld on August 24, 2023 by the United States Court of Appeal for the Second Circuit, bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Floating Rate Securities Risk. The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Certain floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). If the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.
Credit Risk. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Your investment will decline in value if the value of the Fund’s investments decreases. In a declining interest rate environment fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Fixed Income Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. Rising interest rates may also extend the duration of a fixed income security, typically reducing the security’s value. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

26

CLO Risk. Collateralized loan obligations (“CLOs”) issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche and the type of the underlying debts and loans in the tranche. Investments in non‑creditworthy borrowers or subordinate tranches may carry greater risk. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Because the underlying assets in CLOs are loans, in the event an underlying loan is subject to liquidity risks such as the risk of extended settlement, investments in the corresponding CLOs may be indirectly subject to the same risks.
Structured Notes Risk – Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
High Yield (“Junk Bond”) Investments Risk. Below investment grade fixed income securities, also known as “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
Investment Company Risk. Shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund.
Management and Quantitative Screening Risk. Barrow Hanley’s use of a systematic quantitative screening process and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Additionally, Barrow Hanley’s judgment regarding the investment criteria underlying the screening process may prove to be incorrect.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Benchmark and Reference Rate Risk. The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
Performance Information
The Floating Rate Predecessor Fund was reorganized into the Fund on August 18, 2024 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Floating Rate Predecessor Fund.(a) The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Floating Rate Predecessor Funds for periods prior to reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance information is shown for Class I Shares of the Floating Rate Predecessor Fund as of December 31, 2023. Class I Shares of the Predecessor Fund were merged into Institutional Shares of the Fund as a result of the reorganization. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are shown for Institutional

(a)
The financial and performance history of the Floating Rate Predecessor Fund includes the financial and performance history of the Barrow, Hanley, Mewhinney & Strauss LLC Bank Loan Fund (the “Floating Rate Private Predecessor Fund”), which was a private fund managed by Barrow Hanley using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used by Barrow Hanley to manage the Floating Rate Predecessor Fund. The Floating Rate Private Predecessor Fund was not a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to the same investment and tax restrictions as the Floating Rate Predecessor Fund. If the Floating Rate Private Predecessor Fund operated as a registered mutual fund, the Floating Rate Private Predecessor Fund’s performance may have been lower. The Floating Rate Private Predecessor Fund contributed all of its assets to the Floating Rate Predecessor Fund on April 12, 2022 and subsequently dissolved. The Floating Rate Predecessor Fund together with the Floating Rate Private Predecessor Fund are referred to as the “Floating Rate Predecessor Funds.”

27

Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	04/01/2020‑06/30/2020 – 8.27%
Worst quarter:	01/01/2020‑03/31/2020 – (12.21)%
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception[1]
Institutional Shares - Before Taxes (No Load)	9.58%	5.98%	5.83%
Institutional Shares - After Taxes on Distributions (No Load)	5.55%	3.95%	4.28%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	5.60%	3.73%	3.86%
S&P UBS Leveraged Loan Index (previously known as the Credit Suisse Leveraged Loan Index) (reflects no deductions for fees, expenses or taxes)*	9.06%	5.73%	5.39%
Bloomberg US Aggregate Index (reflects no deductions for fees, expenses or taxes)*, **	1.25%	(0.33)%	1.26%

[1]	Inception for Institutional Shares is June 1, 2018.
*	Index returns shown are net of withholding taxes.
**
Effective September 30, 2024 the Fund compares its performance to the Bloomberg US Aggregate Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

28

Portfolio Management
Investment Adviser
Barrow Hanley is the Fund’s sub‑adviser, subject to supervision by the Board and the Adviser1.
Portfolio Managers

Nick Losey, CFA	Chet Paipanandiker	Michael Trahan, CFA
Managing Director, Fixed Income Portfolio Manager and Analyst	Managing Director, Fixed Income Portfolio Manager and Analyst	Managing Director, Fixed Income Portfolio Manager and Analyst

Length of Service: Since 2022*	Length of Service: Since 2022*	Length of Service: Since 2022*

*	Length of Service includes portfolio management services provided to the Floating Rate Predecessor Fund, which reorganized into the Fund on August 18, 2024.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Barrow Hanley Floating Rate Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax‑advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax‑advantaged arrangement.

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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FUND SUMMARY
Barrow Hanley International Value Fund
Investment Objective
The Barrow Hanley International Value Fund (the “Fund”) seeks to obtain higher returns compared to the MSCI EAFE Value Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.66%	0.66%	0.66%	0.66%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses	0.89%	0.99%	1.14%	0.89%
Fee Waivers and Reimbursements[2]	‑0.04%	‑0.04%	‑0.04%	‑0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.85%	0.95%	1.10%	0.85%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.85%, 0.95%, 1.10%, and 0.85% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.85%, 0.95%, 1.10%, and 0.85% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1‑year example and for the first year of the 3‑, 5‑ and 10‑year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$87	$280	$489	$1,092
Advisor Shares	$97	$311	$543	$1,209
Investor Shares	$112	$358	$624	$1,383
Class Z Shares	$87	$280	$489	$1,092
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 1, 2023 through September 30, 2024), the Fund’s portfolio turnover rate was 57.63% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of “value companies.” Additionally, the Fund invests, under normal circumstances, in at least three countries, and invests at least 40% of its total assets in securities of non‑U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non‑U.S. companies. The Fund considers a company to be a non‑U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The non‑U.S. companies in which the Fund invests primarily are located in developed market countries and to a lesser extent are located in emerging market countries. Emerging market countries, which may include frontier market countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong.
The Fund may invest in the securities of companies located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.
The Fund invests principally in common stock and sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization. Barrow, Hanley, Mewhinney & Strauss, LLC’s, the Fund’s sub‑adviser (the “Sub‑Adviser” or “Barrow Hanley”), seeks to invest in companies that are temporarily undervalued for reasons Barrow Hanley can identify, understand, and believe will improve over time. In addition to valuation, Barrow Hanley typically also looks for companies with what Barrow Hanley believes are stronger than average balance sheets, attractive but sustainable dividend yields, temporarily depressed profitability, and stable‑to‑improving operating fundamentals. Barrow Hanley expects that the price‑to‑earnings and price‑to‑book ratios of the Fund’s aggregate portfolio typically will be lower than the broad market while simultaneously delivering an opportunity for what Barrow Hanley believes is attractive dividend yield.
Barrow Hanley pursues a value-oriented strategy and strives to construct a portfolio of “value companies”, which the portfolio managers select on a bottom‑up basis. The portfolio managers utilize a variety of valuation metrics to assess a company, including, but not limited to, price to earnings ratio, price to book ratio, free cash flow yield, price to sales, and/or dividend yield. The Fund defines a “value company” as an issuer with one or more valuation metrics favorable to the MSCI EAFE Index aggregate for the same metric. Barrow Hanley’s International Value team employs a two‑stage process—incorporating both quantitative and qualitative elements—to manage their investment research effort. Initially, the team uses a valuation based, quantitative screen to narrow down a broad universe of approximately 3,800 ex‑US stocks to a universe of approximately 150‑200 stocks (the “guidance list”) that appear to Barrow Hanley to have attractive valuations and also exhibit stable to improving operating fundamentals, strong operating cash flow, and a responsible balance sheet. This guidance list serves as the beginning of Barrow Hanley’s research team’s qualitative assessment.

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The research team further refines the guidance list using sector specific criteria (including, capital ratios for financials, price‑to‑net asset value metrics for energy, and other metrics), ultimately focusing on ideas that Barrow Hanley believes are compelling opportunities.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Emerging Markets Risk. In addition to the risks of investing in non‑U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Non‑U.S. Securities Risk. Investing in non‑U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non‑U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non‑U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non‑U.S. securities also are subject to non‑U.S. currency fluctuations and other non‑U.S. currency-related risks. Non‑U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non‑U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Currency Risk. Investments in non‑U.S. countries are also subject to currency risk. As the Fund’s investments in non‑U.S. securities are generally denominated in non‑U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.

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Geographic Focus Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic, or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.
IPO Risk. The Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Management and Quantitative Screening Risk. Barrow Hanley’s use of a systematic quantitative screening process and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Additionally, Barrow Hanley’s judgment regarding the investment criteria underlying the screening process may prove to be incorrect.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non‑U.S. ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks.
Small‑Cap and Mid‑Cap Company Risk. The small- and mid‑capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid‑capitalization stocks may be more volatile than those of larger companies.
Stock Connect Investing Risk. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

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Performance Information
The International Value Predecessor Fund was reorganized into the Fund on August 18, 2024 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the International Value Predecessor Fund, and Institutional shares of the International Value Predecessor Fund were reorganized into Institutional Shares of the Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the International Value Predecessor Fund for periods prior to reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance information is shown for Class I Shares of the International Value Predecessor Fund as of December 31, 2023. Class I Shares of the Predecessor Fund were merged into Institutional Shares of the Fund as a result of the reorganization. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are shown for Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	10/01/2022‑12/31/2022 – 18.71%
Worst quarter:	07/01/2022‑09/30/2022 – (14.46)%
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	Since Inception[1]
Institutional Shares – Before Taxes (No Load)	(3.33)%	3.13%
Institutional Shares - After Taxes on Distributions (No Load)	(4.98)%	2.23%
Institutional Shares - After Taxes on Distributions and Sale of Fund Shares (No Load)	0.30%	2.71%
MSCI EAFE Value Index (reflects no deductions for fees, expenses or taxes)*	5.68%	5.83%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)*,**	3.82%	1.62%

[1]	Inception for Institutional Shares is December 29, 2021.
*	Index returns shown are net of withholding taxes.
**
Effective September 30, 2024 the Fund compares its performance to the MSCI EAFE Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Portfolio Management
Investment Adviser
Barrow Hanley is the Fund’s sub‑adviser, subject to supervision by the Board and the Adviser1.

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Portfolio Managers

Randolph Wrighton, Jr., CFA	Patrik Wibom
Senior Managing Director, Equity Portfolio Manager and Analyst	Director, Equity Portfolio Manager and Analyst

Length of Service: Since 2021*	Length of Service: Since 2021*

*	Length of Service includes portfolio management services provided to the International Value Predecessor Fund, which reorganized into the Fund on August 18, 2024.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Barrow Hanley International Value Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax‑advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax‑advantaged arrangement.

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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FUND SUMMARY
Barrow Hanley Total Return Bond Fund
Investment Objective
The Barrow Hanley Total Return Bond Fund (the “Fund”) seeks to provide maximum long-term total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%	0.35%	0.35%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.14%	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses	0.49%	0.59%	0.74%	0.49%
Fee Waivers and Reimbursements[2]	‑0.14%	‑0.14%	‑0.14%	‑0.14%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.35%	0.45%	0.60%	0.35%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.35%, 0.45%, 0.60%, and 0.35% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.35%, 0.45%, 0.60%, and 0.35% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example and for the first year of the 3‑, 5‑, and 10‑year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 year	3 years	5 years	10 years
Institutional Shares	$36	$143	$260	$602
Advisor Shares	$46	$175	$315	$725
Investor Shares	$61	$222	$398	$905
Class Z Shares	$36	$143	$260	$602
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 1, 2023 through September 30, 2024), the Fund’s portfolio turnover rate was 131.01% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. Fixed income securities and other debt instruments include corporate bonds, including high yield bonds (commonly known as “junk bonds”), commercial paper, debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, Treasury Inflation-Protected Securities (“TIPS”), municipal bonds, bank loans, loan participations and assignments, mortgage- and asset-backed securities, fixed-income structured products and convertible securities.
Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub‑adviser (the “Sub‑Adviser” or “Barrow Hanley”), believes that investing in undervalued securities with above-average yield to maturity and capital appreciation potential can generate above-average returns over the long term. Using this approach, Barrow Hanley seeks to construct a portfolio of U.S. fixed income securities with diversified maturities, consisting primarily of investment grade securities with opportunistic exposure to high yield securities.
Barrow Hanley’s analysis of fixed income securities and other debt instruments looks at cash flow, earnings, and balance sheet fundamentals that Barrow Hanley believes will impact the future credit rating of the issuer and the yield premium demanded by market participants for such issuer’s fixed-income securities relative to similarly rated securities. A significant focus in Barrow Hanley’s credit research is identifying the credits that have a greater probability of ratings upgrades while avoiding downgrades. Barrow Hanley reviews the financial statements and Securities and Exchange Commission filings of companies, analyzing, a number of fundamental factors, including profitability and credit measures, in its investment selection process.
The Fund is actively managed, and the Fund’s Sub‑Adviser will not consider portfolio turnover a limiting factor in making investment decisions for the Fund.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.

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Asset-Backed Securities Risk. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk, credit risk, and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans. As upheld on August 24, 2023 by the United States Court of Appeal for the Second Circuit, bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Fixed Income Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. Rising interest rates may also extend the duration of a fixed income security, typically reducing the security’s value. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.
Credit Risk. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
High Yield (“Junk Bond”) Investments Risk. Below investment grade fixed income securities, also known as “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

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Inflation Protected Securities Risk. The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Your investment will decline in value if the value of the Fund’s investments decreases. In a declining interest rate environment fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Management Risk. Barrow Hanley’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Mortgage-Backed Securities Risk. Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from U.S. federal income tax.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax‑exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax‑exempt status of municipal bonds.
U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Portfolio Turnover Risk. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Barrow Hanley determines that it would be in the Fund’s best interest to do so. These transactions will increase the Fund’s “portfolio turnover.” High turnover rates generally result in higher brokerage costs to the Fund and higher amounts of taxable distributions to shareholders.

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Performance Information
The Total Return Bond Predecessor Fund was reorganized into the Fund on August 18, 2024 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Total Return Bond Predecessor Fund.(a) The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Total Return Bond Predecessor Funds for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance information is shown for Class I Shares of the Total Return Bond Predecessor Fund as of December 31, 2023. Class I Shares of the Predecessor Fund were merged into Institutional Shares of the Fund as a result of the reorganization. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are shown for Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	10/01/2023‑12/31/2023 – 6.21%
Worst quarter:	01/01/2022‑03/31/2022 – (5.99)%
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Shares – Before Taxes (No Load)	2.53%	(0.15)%	1.29%
Institutional Shares – After Taxes on Distributions (No Load)	0.00%	(1.10)%	0.81%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	1.51%	(0.51)%	0.79%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)*	1.25%	(0.33)%	1.35%

*	Index returns shown are net of withholding taxes.

(a)
The financial and performance history of the Total Return Bond Predecessor Fund includes the financial and performance history of the Barrow, Hanley, Mewhinney & Strauss LLC Core Fixed Income Fund (the “Total Return Bond Private Predecessor Fund”), which was a private fund managed by Barrow Hanley using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used by Barrow Hanley to manage the Total Return Bond Predecessor Fund. The Total Return Bond Private Predecessor Fund was not a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to the same investment and tax restrictions as the Total Return Bond Predecessor Fund. If the Total Return Bond Private Predecessor Fund operated as a registered mutual fund, the Total Return Bond Private Predecessor Fund’s performance may have been lower. The Total Return Bond Private Predecessor Fund contributed all of its assets to the Total Return Bond Predecessor Fund on April 12, 2022 and subsequently dissolved. The Total Return Bond Predecessor Fund together with the Total Return Bond Private Predecessor Fund are referred to as the “Total Return Bond Predecessor Funds.”

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Portfolio Management
Investment Adviser
Barrow Hanley is the Fund’s sub‑adviser, subject to supervision by the Board and the Adviser1.
Portfolio Managers

Scott McDonald, CFA	Deborah Petruzzelli	Justin Martin, CFA	Matt Routh, CFA
Senior Managing Director and Fixed Income Portfolio Manager	Managing Director, Fixed Income Portfolio Manager and Analyst	Director, Fixed Income Portfolio Manager and Analyst	Director, Fixed Income Portfolio Manager and Analyst

Length of Service: Since 2022*	Length of Service: Since 2022*	Length of Service: Since 2022*	Length of Service: Since 2022*

*	Length of Service includes portfolio management services provided to the Total Return Bond Predecessor Fund, which reorganized into the Fund on August 18, 2024.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Barrow Hanley Total Return Bond Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax‑advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax‑advantaged arrangement.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
FUND SUMMARY
Barrow Hanley US Value Opportunities Fund
Investment Objective
The Barrow Hanley US Value Opportunities Fund (the “Fund”) seeks to outperform the Fund’s benchmark over a full market cycle, typically five to seven years.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%	0.55%	0.55%	0.55%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses	0.72%	0.82%	0.97%	0.72%
Fee Waivers and Reimbursements[2]	‑0.02%	‑0.02%	‑0.02%	‑0.02%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.70%	0.80%	0.95%	0.70%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.70%, 0.80%, 0.95%, and 0.70% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.70%, 0.80%, 0.95%, and 0.70% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1‑year example and for the first year of the 3‑, 5‑ and 10‑year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$72	$228	$399	$893
Advisor Shares	$82	$260	$453	$1,012
Investor Shares	$97	$307	$534	$1,188
Class Z Shares	$72	$228	$399	$893
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 1, 2023 through September 30, 2024), the Fund’s portfolio turnover rate was 31.90% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by “value companies” located in the United States.
The Fund invests primarily in a portfolio of equity securities issued by large, medium, and small capitalization U.S. companies and may also invest in real estate investment trusts (“REITs”) American Depositary Receipts (“ADRs”) and initial public offerings (“IPOs”).
The Fund will pursue a traditional value-oriented strategy by constructing portfolios of individual stocks, selected on a bottom‑up basis. The portfolio managers utilize a variety of valuation metrics to assess a company, including, but not limited to, price to earnings ratio, price to book ratio, free cash flow yield, price to sales, and/or dividend yield. The Fund defines a “value company” as an issuer with one or more valuation metrics favorable to the S&P 500 Index aggregate for the same metric. In seeking to achieve its investment objective, the Fund follows a strategy based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom‑up basis. The Fund does not attempt to time the market or rotate in and out of broad market sectors, as, Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub‑adviser (the “Sub‑Adviser” or “Barrow Hanley”), believes it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The Fund will generally stay fully invested with what Barrow Hanley believes is a defensive, conservative orientation based on Barrow Hanley’s belief that above-average returns can be achieved while taking below average risks. Barrow Hanley implements this strategy by constructing portfolios of individual stocks that reflect value characteristics described above. Through a research-intensive process, Barrow Hanley’s investment team seeks to identify large, medium, and small capitalization companies that are undervalued and temporarily out of favor for reasons that can be identified and understood and that have profitability and earnings growth greater than that of the S&P 500 Index. Under normal circumstances, the Fund invests primarily in large capitalization companies but has the flexibility to invest in companies of any capitalization that meet the Fund’s investment criteria. The qualitative aspects of Barrow Hanley’s investment analysis are designed to produce judgments regarding the prospects for a company’s business. Barrow Hanley believes that the value of the underlying business, identified through its quantitative analysis, can be “unlocked” as the company’s fundamentals improve and investor confidence is restored.
Barrow Hanley’s investment team seeks to outperform the Fund’s benchmark over a full market cycle. Full market cycles tend to vary in length and are generally longer than the Fund’s typical holding period for portfolio securities (3-4 years). The strategy of emphasizing low price/book ratios as well as high dividend yields is intended to help achieve capital preservation in down markets. In periods of economic recovery and rising equity markets, this investment strategy seeks to achieve profitability and earnings growth rewarded by the expansion of price/ earnings ratios and the generation of excess returns.

43

Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Management and Quantitative Screening Risk. Barrow Hanley’s use of a systematic quantitative screening process and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Additionally, Barrow Hanley’s judgment regarding the investment criteria underlying the screening process may prove to be incorrect.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT investments.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
Non‑U.S. Securities Risk. Investing in non‑U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non‑U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non‑U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non‑U.S. securities also are subject to non‑U.S. currency fluctuations and other non‑U.S. currency-related risks. Non‑U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non‑U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.

44

Currency Risk. Investments in non‑U.S. countries are also subject to currency risk. As the Fund’s investments in non‑U.S. securities are generally denominated in non‑U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
IPO Risk. The Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Small‑Cap and Mid‑Cap Company Risk. The small- and mid‑capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid‑capitalization stocks may be more volatile than those of larger companies.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Performance Information
The US Value Opportunities Predecessor Fund was reorganized into the Fund on August 18, 2024, following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the US Value Opportunities Predecessor Fund.(a) The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the US Value Opportunities Predecessor Funds for periods prior to reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance information is shown for Class I Shares of the US Value Opportunities Predecessor Fund as of December 31, 2023. Class I Shares of the Predecessor Fund were merged into Institutional Shares of the Fund as a result of the reorganization. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are shown for Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.
Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:	10/01/2023‑12/31/2023 – 10.37%
Worst quarter:	07/01/2023‑09/30/2023 – (1.20)%

(a)
The financial and performance history of the US Value Opportunities Predecessor Fund includes the financial and performance history of the Barrow, Hanley, Mewhinney & Strauss LLC Diversified Large Cap Value Fund, which was a private fund managed by Barrow Hanley using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used by Barrow Hanley to manage the US Value Opportunities Predecessor Fund. The Barrow, Hanley, Mewhinney & Strauss LLC Diversified Large Cap Value Fund contributed all of its assets to the US Value Opportunities Predecessor Fund on April 12, 2022 and subsequently dissolved. On April 12, 2022, the Barrow, Hanley, Mewhinney & Strauss LLC Large Cap Value Fund, another private fund managed by Barrow Hanley, also contributed its assets to the US Value Opportunities Predecessor Fund and subsequently dissolved. The US Value Opportunities Predecessor Fund together with the Barrow, Hanley, Mewhinney & Strauss LLC Diversified Large Cap Value Fund and the Barrow, Hanley, Mewhinney & Strauss LLC Large Cap Value Fund are referred to as the “US Value Opportunities Predecessor Funds.”

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Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	Since Inception[1]
Institutional Shares – Before Taxes (No Load)	20.87%	11.06%
Institutional Shares – After Taxes on Distributions (No Load)	17.76%	9.74%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	14.63%	8.57%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)*	14.37%	6.63%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)*, **	24.51%	12.56%

[1]	Inception for the Institutional Shares is April 12, 2022.
*	Index returns shown are net of withholding taxes.
**
Effective September 30, 2024 the Fund compares its performance to the Russell 1000 Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Portfolio Management
Investment Adviser
Barrow Hanley is the Fund’s sub‑adviser, subject to supervision by the Board and the Adviser1.
Portfolio Managers

Mark Giambrone	Michael Nayfa, CFA	Terry Pelzel, CFA
Executive Director, Equity Portfolio Manager and Analyst	Managing Director, Equity Portfolio Manager and Analyst	Managing Director, Equity Portfolio Manager and Analyst

Length of Service: Since 2022*	Length of Service: Since 2022*	Length of Service: Since 2022*

*	Length of Service includes portfolio management services provided to the US Value Opportunities Predecessor Fund, which reorganized into the Fund on August 18, 2024.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

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To Buy or Sell Shares:
Barrow Hanley US Value Opportunities Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax‑advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax‑advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUNDS
Principal Investments and Strategies of Each Fund
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Investment Objective:
The investment objective of the Fund is to seek long-term capital appreciation and consistent income from dividends.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities that are (1) issued by companies located in emerging market countries and (2) consistent with the environmental, social and governance (“ESG”) criteria of Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”). The Fund obtains indirect exposure to equity securities through instruments such as sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
Emerging market countries, which may include frontier countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong.
The Fund invests principally in common stock and sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization. The Fund may invest in the securities of companies located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Sub‑Adviser aims to achieve the Fund’s investment objective through an emerging markets strategy with an investment portfolio composed of a small number (approximately 25 – 40) of fundamentally researched securities. The securities in which the Fund invests may be denominated in currencies other than the U.S. dollar. The Fund’s portfolio will be constructed on a bottom‑up basis as discussed below and typically will be diversified across sectors and regions. The Fund may also participate in initial public offerings (“IPOs”).
Value
The Sub‑Adviser believes markets are inefficient, and that these inefficiencies can best be exploited through adherence to a valuation centric investment process dedicated to the selection of securities on a bottom‑up basis. The Sub‑Adviser’s portfolio managers focus primarily on fundamental securities analysis, valuation, and prospects for a return to intrinsic valuation.
The Sub‑Adviser selects securities that it believes are temporarily undervalued by other market participants and whose value will rise over a reasonable amount of time. The Sub‑Adviser seeks to understand and quantify drivers of upside value going forward, which are generally categorized into four value silos: 1) sales improvement, 2) profit margin improvement, 3) multiple expansion (defined as the increase in the valuation of a security without a proportional increase in its earnings or revenue, such as through an increase in the security’s valuation multiple), and 4) capital efficiency (defined as dividends, share repurchase, accretive mergers and acquisitions and/or divestments, etc.).
Fundamental Securities Analysis
The Sub‑Adviser’s investment process starts with a quantitative, value-based screen to narrow down the broad emerging markets universe to a smaller group of emerging markets stocks (guidance list), so that the Sub‑Adviser’s team can then conduct a detailed fundamental and qualitative analysis to determine which stocks represent compelling investment opportunities. The Sub‑Adviser focuses primarily on fundamental securities analysis, valuation, and drivers of upside value going forward. The fundamental securities analysis carried out by the Sub‑Adviser will include company engagement, earnings and profitability projections and estimates of intrinsic value. The Sub‑Adviser’s bottom‑up process emphasizes identifying and investing in market dislocations where it believes it has an information advantage over other market participants that will allow the individual investment to appreciate to its estimated intrinsic value. This bottom‑up process will also contribute to the Fund being over‑or underweight in specific sectors, countries and regions based on the dislocations the Sub‑Adviser is seeing at the individual security level. The Sub‑Adviser typically will assess the prospects for a return of securities to estimated intrinsic value by: (i) holding generally daily research platform

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meetings; (ii) holding generally weekly formal team meetings; (iii) reviewing internal research; (iv) initiating company management engagement; (v) conducting ESG scoring and assessment, as discussed below; (vi) evaluating positive and negative movements in the prices of securities; and (vii) understanding exposures and risks concerning the portfolio. Judgements generally are made in the context of market valuation, risk/reward opportunity, and alternative investment opportunities.
ESG Criteria
The Sub‑Adviser applies ESG exclusionary screens to the universe of investable securities to exclude securities of companies that exhibit certain criteria or have exposure to certain industries. The Sub‑Adviser’s ESG exclusionary screens exclude companies significantly involved in (i) the production of tobacco; (ii) the generation, extraction and/or refining of certain fossil fuels; (iii) the production of unconventional weapons; (iv) the manufacture or production of controversial weapons (i.e., weapons of mass destruction, nuclear weapons, biological weapons, chemical weapons, depleted uranium weapons, cluster munitions or landmines); (v) the production or manufacturing of pornography, alcohol, or gambling; and (vi) companies which have violated various international human rights standards.
The Sub‑Adviser uses ESG analysis as part of its fundamental analysis to identify investment opportunities taking into account a company’s intrinsic valuation and sustainability risks. Generally, the Sub‑Adviser considers sustainability risks as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the company. The Sub‑Adviser reviews the following ESG criteria (“ESG Criteria”) when assessing a company’s valuation and sustainability risks:
The Sub‑Adviser reviews the following ESG criteria (“ESG Criteria”) when assessing a company’s valuation and sustainability risks:
1) Environmental criteria, such as a company’s greenhouse gas emissions and climate change risks and how efficiently and effectively a company uses its raw material inputs;
2) Social criteria, such as a company’s human resources, supply chain management and management of access to essential products or services such as health care services and products to disadvantaged communities or groups; and
3) Governance criteria, such as a company’s executive pay, bribery and corruption allegations or convictions, political lobbying and donations and tax strategy.
To assess the ESG Criteria for a particular company, the Sub‑Adviser evaluates ESG data from both internal and external resources, including:
(a) The Sub‑Adviser’s proprietary materiality mapping analysis, which evaluates ESG issues facing specific industry groups and uses a visual map designed to show how sustainability issues manifest across various industries;
(b) Proprietary research reports on issuers prepared by the Sub‑Adviser that include internal ESG scoring and commentary; and
(c) Data provided by third party ESG research and ratings firms, which include research on the ESG practices, ESG risk ratings and the environmental impact of issuers.
ESG Criteria are evaluated on a case‑by‑case basis, and no individual factor (such as “E” or “S” or “G”) or set of factors consistently or categorically receives elevated consideration.
Barrow Hanley ordinarily considers selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.
As disclosed above, the Fund maintains its policy to invest at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund’s 80% Policy complies with recent amendments to Rule 35d-1 under the 1940 Act (the “Names Rule”). Prior to the adoption of this new 80% Policy on February 1, 2025, the Fund had adopted a somewhat different policy in compliance with the older formulation of the Names Rule. In order to satisfy certain notice requirements under the Names Rule, the Fund will continue comply with both the old and the new investment policies concurrently until May 1, 2025, after which time only the new 80% Policy will apply. The prior 80% policy reads as follows: “Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies located in emerging market countries and instruments with economic characteristics similar to such securities. Under normal market conditions, the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that meet the ESG criteria of Barrow Hanley, the Fund’s sub-adviser.”
Barrow Hanley Credit Opportunities Fund
Investment Objective:
The investment objective of the Fund is to maximize total return, consistent with preservation of capital.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in credit instruments.

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Credit instruments consist broadly of any debt instrument or instrument with debt-like characteristics, and include high yield bonds (commonly known as “junk bonds”), bank loans, loan participations and assignments, collateralized loan obligations (“CLOs”), mortgage‑and asset-backed securities, structured notes, convertible securities, preferred stock and shares of investment companies that invest principally in credit or floating-rate loan instruments, including the Barrow Hanley Floating Rate Fund and other mutual funds in this Prospectus.
The Fund’s portfolio typically will consist principally of high yield bonds that Barrow Hanley believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation and capital appreciation.
To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment, industry, and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments. In this regard, a mispriced investment refers primarily to traditional value metrics utilized by the Sub‑Adviser, such as low price/earnings, price/book and high dividend yield relative to the markets in which the Fund may invest. A security also may be mispriced due to a negative theme occurring within an overall industry and/or sector and where the Sub‑Adviser believes an investment in the security creates opportunities for outperformance.
Barrow Hanley ordinarily considers selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.
Barrow Hanley Emerging Markets Value Fund
Investment Objective:
The investment objective of the Fund is to seek long-term capital appreciation and consistent income from dividends.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of “value companies” located in emerging market countries and instruments with economic characteristics similar to such securities. Instruments with economic characteristics similar to securities of companies located in emerging market countries include sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
Emerging market countries, which may include frontier market countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong. The Fund invests principally in common stock and sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization.
The Fund may invest in the securities of companies located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.
Barrow Hanley pursues a value-oriented strategy and strives to construct a portfolio of “value companies”, which the portfolio managers select on a bottom‑up basis. The portfolio managers utilize a variety of valuation metrics to assess a company, including, but not limited to, price to earnings ratio, price to book ratio, free cash flow yield, price to sales, and/or dividend yield. The Fund defines a “value company” as an issuer with one or more valuation metrics favorable to the MSCI Emerging Markets Index aggregate for the same metric. Barrow Hanley’s Emerging Markets Value team employs a two‑stage process – incorporating both quantitative and qualitative elements – to manage their investment research effort. Initially, the team uses a valuation based, quantitative screen to narrow down a broad universe of approximately 5,500 emerging markets stocks to a universe of approximately 100‑150 stocks (the

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“guidance list”) that appear to Barrow Hanley to have attractive valuations and also exhibit stable to improving operating fundamentals, strong operating cash flow, and a responsible balance sheet. This guidance list serves as the beginning of Barrow Hanley’s research team’s qualitative assessment. The research team further refines the guidance list using sector-specific criteria (including, capital ratios for financials, price‑to‑net asset value metrics for energy, and other metrics), ultimately focusing on ideas that Barrow Hanley believes are compelling opportunities. In the fundamental stage of the investment process, the responsible analyst(s) conducts stock-specific research on each company of interest, including interviews with company management.
Barrow Hanley ordinarily considers selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.
As disclosed above, the Fund maintains its policy to invest at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund’s 80% Policy complies with recent amendments to Rule 35d-1 under the 1940 Act (the “Names Rule”). Prior to the adoption of this new 80% Policy on February 1, 2025, the Fund had adopted a somewhat different policy in compliance with the older formulation of the Names Rule. In order to satisfy certain notice requirements under the Names Rule, the Fund will continue comply with both the old and the new investment policies concurrently until May 1, 2025, after which time only the new 80% Policy will apply. The prior 80% policy reads as follows: “Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies located in emerging market countries and instruments with economic characteristics similar to such securities.”
Barrow Hanley Floating Rate Fund
Investment Objective:
The investment objective of the Fund is to maximize total return, consistent with preservation of capital.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate instruments. Floating rate instruments are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For purposes of this policy, any security or investment will be considered a floating rate instrument if it has a maturity of six months or less even if it pays a rate of interest rate that does not reset or adjust prior to maturity. Floating rate instruments include bank loans, high yield bonds (commonly known as “junk bonds”), collateralized loan obligations (“CLOs”), structured notes and shares of investment companies that invest principally in floating rate instruments. The Fund may invest in floating rate instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will be rated below investment grade or unrated but of comparable credit quality.
The Fund invests primarily in floating rate bank loans. Certain bank loans may be secured by collateral of the borrower and thus may be senior to most other securities issued by the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy. Other bank loans may be unsecured obligations of the borrower. A bank loan may be acquired through the financial institution acting as agent for the lenders or from the borrower, as an assignment from another lender who holds a direct interest in the bank loan, or as a participation interest in another lender’s portion of the bank loan.
The Fund’s portfolio typically will consist principally of floating rate instruments that Barrow Hanley believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation, and capital appreciation. To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment and industry and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments. In this regard, a mispriced investment refers primarily to traditional value metrics utilized by Barrow Hanley, such as low price/ earnings, price/book and high dividend yield relative to the markets in which the Fund may invest. A security also may be mispriced due to a negative theme occurring within an overall industry and/or sector and where Barrow Hanley believes an investment in the security creates opportunities for outperformance.
Barrow Hanley ordinarily considers selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.

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Barrow Hanley International Value Fund
Investment Objective:
The investment objective of the Fund is to seek higher returns compared to the MSCI EAFE Value Index.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of “value companies.” Additionally, the Fund invests, under normal circumstances, in at least three countries, and invests at least 40% of its total assets in securities of non‑U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non‑U.S. companies. The Fund considers a company to be a non‑U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The non‑U.S. companies in which the Fund invests primarily are located in developed market countries and to a lesser extent are located in emerging market countries. Emerging market countries, which may include frontier market countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong.
The Fund may invest in the securities of companies located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.
The Fund invests principally in common stock and sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization. Barrow Hanley seeks to invest in companies that are temporarily undervalued for reasons it can identify, understand, and believe will improve over time. In addition to valuation, Barrow Hanley typically also looks for companies with what Barrow Hanley believes are stronger than average balance sheets, attractive but sustainable dividend yields, temporarily depressed profitability, and stable‑to‑improving operating fundamentals. Barrow Hanley expects that the price‑to‑earnings and price‑to‑book ratios of the Fund’s aggregate portfolio typically will be lower than the broad market while simultaneously delivering an opportunity for what Barrow Hanley believes is attractive dividend yield.
Barrow Hanley pursues a value-oriented strategy and strives to construct a portfolio of “value companies”, which the portfolio managers select on a bottom‑up basis. The portfolio managers utilize a variety of valuation metrics to assess a company, including, but not limited to, price to earnings ratio, price to book ratio, free cash flow yield, price to sales, and/or dividend yield. The Fund defines a “value company” as an issuer with one or more valuation metrics favorable to the MSCI EAFE Index aggregate for the same metric. Barrow Hanley’s International Value team employs a two‑stage process—incorporating both quantitative and qualitative elements—to manage their investment research effort. Initially, the team uses a valuation based, quantitative screen to narrow down a broad universe of approximately 3,800 ex‑US stocks to a universe of approximately 150‑200 stocks (the “guidance list”) that appear to Barrow Hanley to have attractive valuations and also exhibit stable to improving operating fundamentals, strong operating cash flow, and a responsible balance sheet. This guidance list serves as the beginning of Barrow Hanley’s research team’s qualitative assessment. The research team further refines the guidance list using sector specific criteria (including, capital ratios for financials, price‑to‑net asset value metrics for energy, and other metrics), ultimately focusing on ideas that Barrow Hanley believes are compelling opportunities. In the fundamental stage of the investment process, the responsible analyst(s) conducts stock-specific research on each company of interest, including interviews with company management.
Barrow Hanley ordinarily considers selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.
Barrow Hanley Total Return Bond Fund
Investment Objective:
The investment objective of the Fund is to provide maximum long-term total return.

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Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. Fixed income securities and other debt instruments include corporate bonds, including high yield bonds (commonly known as “junk bonds”), commercial paper, debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, Treasury Inflation-Protected Securities (“TIPS”), municipal bonds, bank loans, loan participations and assignments, mortgage- and asset-backed securities, fixed-income structured products and convertible securities.
Barrow Hanley believes that investing in undervalued securities with above-average yield to maturity and capital appreciation potential can generate above-average returns over the long term. Using this approach, Barrow Hanley seeks to construct a portfolio of U.S. fixed income securities with diversified maturities, consisting primarily of investment grade securities with opportunistic exposure to high yield securities.
Barrow Hanley’s analysis of fixed income securities and other debt instruments looks at cash flow, earnings, and balance sheet fundamentals that Barrow Hanley believes will impact the future credit rating of the issuer and the yield premium demanded by market participants for such issuer’s fixed-income securities relative to similarly rated securities. A significant focus in Barrow Hanley’s credit research is identifying the credits that have a greater probability of ratings upgrades while avoiding downgrades. Barrow Hanley reviews the financial statements and Securities and Exchange Commission filings of companies, analyzing, among other factors, the following fundamental factors in the selection process:

•	Management’s stated business goals are reviewed for reasonableness and consistency.

•	The ability to pay down debt with free cash flow.

•	Profitability measures compared to similarly rated companies for return on equity, return on capital, and return on investment.

•	Revenue and earnings growth, including margin trends in operating earnings.

•	Various credit measures, including EBITDA, selling, general and administrative (SG&A) expenses, leverage, and interest coverage ratios, both absolute and trends.

•	Disclosures of any off‑balance‑sheet items, in order to adjust the financial calculations listed above accordingly.
The Fund is actively managed, and the Fund’s Sub‑Adviser will not consider portfolio turnover a limiting factor in making investment decisions for the Fund. While the Fund does not pursue active or frequent turnover as a principal strategy, the nature of the portfolio frequently results in higher levels of portfolio turnover (in excess of 100% of the average value of its portfolio on an annualized basis) when the portfolio managers implement their strategy in certain economic and market conditions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Barrow Hanley ordinarily considers selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.
Barrow Hanley US Value Opportunities Fund
Investment Objective:
The investment objective of the Fund is to outperform the Fund’s benchmark over a full market cycle, typically five to seven years.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by “value companies” located in the United States.
The Fund invests primarily in a portfolio of equity securities issued by large, medium, and small capitalization U.S. companies and may also invest in real estate investment trusts (“REITs”) American Depositary Receipts (“ADRs”) and initial public offerings (“IPOs”).

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The Fund will pursue a traditional value-oriented strategy by constructing portfolios of individual stocks, selected on a bottom‑up basis. The portfolio managers utilize a variety of valuation metrics to assess a company, including, but not limited to, price to earnings ratio, price to book ratio, free cash flow yield, price to sales, and/or dividend yield. The Fund defines a “value company” as an issuer with one or more valuation metrics favorable to the S&P 500 Index aggregate for the same metric. In seeking to achieve its investment objective, the Fund follows a strategy based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom‑up basis. The Fund does not attempt to time the market or rotate in and out of broad market sectors, as, Barrow Hanley believes it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.
The Fund will generally stay fully invested with what Barrow Hanley believes is a defensive, conservative orientation based on Barrow Hanley’s belief that above-average returns can be achieved while taking below average risks. Barrow Hanley implements this strategy by constructing portfolios of individual stocks that reflect value characteristics described above. Through a research-intensive process, Barrow Hanley’s investment team seeks to identify large, medium, and small capitalization companies that are undervalued and temporarily out of favor for reasons that can be identified and understood and that have profitability and earnings growth greater than that of the S&P 500 Index. Under normal circumstances, the Fund invests primarily in large capitalization companies but has the flexibility to invest in companies of any capitalization that meet the Fund’s investment criteria. The qualitative aspects of Barrow Hanley’s investment analysis are designed to produce judgments regarding the prospects for a company’s business. Barrow Hanley believes that the value of the underlying business, identified through its quantitative analysis, can be “unlocked” as the company’s fundamentals improve and investor confidence is restored.
Barrow Hanley’s investment team seeks to outperform the Fund’s benchmark over a full market cycle. Full market cycles tend to vary in length and are generally longer than the Fund’s typical holding period for portfolio securities (3-4 years). The strategy of emphasizing low price/book ratios as well as high dividend yields is intended to help achieve capital preservation in down markets. In periods of economic recovery and rising equity markets, this investment strategy seeks to achieve profitability and earnings growth rewarded by the expansion of price/ earnings ratios and the generation of excess returns.
Barrow Hanley ordinarily considers selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.
As disclosed above, the Fund maintains its policy to invest at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund’s 80% Policy complies with recent amendments to Rule 35d-1 under the 1940 Act (the “Names Rule”). Prior to the adoption of this new 80% Policy on February 1, 2025, the Fund had adopted a somewhat different policy in compliance with the older formulation of the Names Rule. In order to satisfy certain notice requirements under the Names Rule, the Fund will continue comply with both the old and the new investment policies concurrently until May 1, 2025, after which time only the new 80% Policy will apply. The prior 80% policy reads as follows: “Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by U.S. companies.”
More Information about Investment Strategies Related to the Funds
The investment objective of each Fund is not a fundamental policy and may be changed by the Board without shareholder approval. In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies, and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective or its other investment policies. If a Fund invests in this manner, it may not achieve its investment objective.
In addition to its principal investment strategies, a Fund may use the investment strategies described below. A Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Funds’ other investment practices and their risks, you should read the SAI.
Temporary Defensive Strategies. The Funds seek to remain fully invested in accordance with their respective investment objectives. However, in an attempt to respond to adverse market, economic, political, or other conditions, a Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. These defensive positions may include investments in cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could prevent a Fund from achieving its investment objective.
Name Policy. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). Each Fund’s 80% Policy is set forth in the SAI, as applicable. Additional detail regarding the implementation of the policy is included in the “Fund Summary” section of this prospectus. A Fund must comply with its 80% Policy at the time the Fund invests its assets.

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Accordingly, when a Fund no longer meets its 80% Policy requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy. A Fund’s 80% Policy is non‑fundamental and can be changed by the Fund’s Board of Trustees without shareholder approval. A Fund will provide shareholders with at least 60 days’ prior notice of any changes to the Fund’s 80% Policy.
Location of Issuers. A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries or whether the issuer is located outside the U.S. more generally. Being “located in” a particular country reflects a judgment that an issuer is economically tied to that country, and in determining where an issuer is located for these purposes the Adviser will consider a number of factors, including but not limited to:

•	the markets in which the issuer’s securities are principally traded;

•	where the issuer’s headquarters, principal offices, or operations are located;

•	where the issuer is organized; and

•	the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country.
No single factor will necessarily be determinative nor must all factors be present for the Adviser to determine where an issuer is located. The Adviser may weigh these factors differently with respect to different geographic policies, different countries or different series of Perpetual Americas Funds Trust (the “Trust”). The categorization of location of issuer for compliance testing purposes with respect to the Funds may differ from how other or different portfolio managers, investment professionals, or third parties assign the location of individual issuers.
Line of Credit and Borrowings. The Trust, on behalf of certain of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes.
The Credit Agreement permits the Funds to borrow up to an aggregate amount of $150 million, $50 million of which is committed (requires the lender to advance money to the borrower when requested) and $100 million of which is uncommitted (includes no obligation by the lender to loan funds when requested by the borrower) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn committed amounts under the credit facility, which is allocated to between the Funds, and, within each Fund, to each share class, on a pro rata basis, based on such Fund’s (or such share classes, as appropriate) average daily net asset value.
Cash-Sweep Program. The Funds may invest in a cash-sweep program administered by the Northern Trust Company, the Funds’ Administrator, through which a Fund’s cash holdings are placed in the Northern Institutional Funds Treasury Portfolio (the “Cash Sweep Portfolio”) a money market fund pursuant to Rule 2a‑7 of the Investment Company Act of 1940, as amended (the “1940 Act”). All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks. For example, money market fund sweep vehicles, such as the Cash Sweep Portfolio, are subject to market risks and are not subject to FDIC protection. As a shareholder of the Cash Sweep Portfolio, a Fund would bear, along with other shareholders, its pro rata portion of the Cash Sweep Portfolio’s expenses, including any advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Emerging Markets. A number of Funds invest in companies located in emerging markets as part of their principal investment strategies. Unless otherwise stated in a Fund’s principal investment strategy, the Funds define emerging markets countries as those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.
Performance Comparisons to International Indexes. A Fund may compare its performance to one or more non-U.S. indexes prepared by MSCI. According to public disclosure made available by MSCI, the performance returns of such MSCI indexes are calculated net of foreign withholding taxes. Accordingly, performance information of such indexes presented in this prospectus reflects the net effect of foreign withholding tax.
Seed Capital Investments into the Funds. From time to time, the Adviser and/or its affiliates may invest “seed capital” in a Fund. These investments are generally intended to enable a Fund or a share class of the Fund to commence investment operations and/or achieve sufficient scale to implement the Fund’s principal investment strategy. The Adviser and/or its affiliates are under no obligation to maintain any particular level of seed capital investments in a Fund, and they can redeem their investments at any time and without prior notice. As with redemptions by other large shareholders, redemptions of seed capital could have a significant negative impact on a Fund, including on the liquidity of the Fund’s investment portfolio and the net asset value (“NAV”) of the Fund shares. The form of a seed investor’s contribution and any redemption activity by a seed investor can affect, including adversely, the tax efficiency of a Fund.

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When the Adviser or an affiliate provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption of seed capital could benefit the seed investor and create a conflict for the Adviser if the seed investor’s interests diverge from those of a Fund. For example, the seed investor may choose to redeem its shares at a time when a Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including redemption activity by a seed investor, is that investors remaining in a Fund will bear a proportionately higher share of Fund expenses following the redemption.
The Adviser and/or its affiliates may vote proxies (and have voted proxies in the past) for the shares they have received in exchange for seed capital. If seed capital investments account for a significant portion of a Fund’s outstanding shares, the Adviser and/or its affiliates may have the ability to determine the outcome of any matter affecting and voted on by shareholders of the Fund.
Summary of Principal and Non-Principal Risks
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Benchmark and Reference Rate Risk. The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non‑U.S. ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. U.S. or non‑U.S. government sanctions or other government’s interventions could preclude a Fund from making certain investments in China or result in a Fund selling investments in China at disadvantageous times or prices. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
CLO Risk. Collateralized loan obligations (“CLOs”) issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche and the type of the underlying debts and loans in the tranche. Investments in subordinate tranches may carry greater risk. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Because the underlying assets in CLOs are loans, in the event an underlying loan is subject to liquidity risks such as the risk of extended settlement, investments in the corresponding CLOs may be indirectly subject to the same risks.
Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

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Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.
Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of Barrow Hanley. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non‑U.S. currencies. There is the risk that the value of such assets and/ or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non‑U.S. currency risk, although it may do so through non‑U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non‑U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, Barrow Hanley and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on a Fund or its investors. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non‑voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non‑U.S. investments. In addition to the risks of investing in non‑U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre‑existing problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non‑U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards.
Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
A sub‑set of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.

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Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, a Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject a Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of a Fund’s investment.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day‑to‑day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
ESG Factor Risk. To the extent portfolio managers of a Fund incorporate environmental, social and/or governance considerations (“ESG factors”) into their investment process, the Fund will be subject to risks associated with the relevant ESG factors.
Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.
In general, use of ESG factors in the securities selection process will affect a Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG factor analysis; and may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG factors are incorporated and whether such investments are in or out of favor. Successful incorporation of ESG factors into a Fund’s overall investment strategy will depend on its portfolio managers’ ability to identify and analyze financially material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.
Euro- and Eurozone‑Related Risk. To the extent a Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent a Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of a Fund’s shares.

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Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that a Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Fixed Income Risk. Some Funds may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of a Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
Floating Rate Securities Risk. A Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Certain floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). If the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
High Yield (“Junk Bond”) Investments Risk. Some Funds may invest in high yield securities, also known as “junk bonds,” which have a higher risk of issuer default or may be in default. The securities are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. In particular, lower-rated high yield securities (CCC or below) are subject to a greater degree of credit risk than higher-rated high yield bonds. These lower-rated or

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defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. A characteristic of the high yield bond is the issuance of securities under Rule 144A, many with registration rights. Some Funds may invest in high yield securities issued under Rule 144A, with or without registration rights.
Inflation Protected Securities Risk. The value of inflation protected securities, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed‑end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at Barrow Hanley, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays, such as the week-long closure of Chinese securities markets that occurs annually in October. The SEC has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of a Fund’s investments being classified as illiquid investments.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks.
Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans.

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Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Management Risk. Barrow Hanley’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, data and systems imperfections, the complex nature of designing and implementing portfolio construction systems or quantitative processes, and/or the outlook on market trends and opportunities.
Management and Quantitative Securities Risk. Barrow Hanley’s use of a systematic quantitative screening process for certain Funds and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, data and systems imperfections, the complex nature of designing and implementing portfolio construction systems or quantitative processes, and/or the outlook on market trends and opportunities. Because Barrow Hanley relies, in part, on a systematic, quantitative screening process in selecting securities for certain Funds, each such Fund is subject to the additional risk that Barrow Hanley’s judgments regarding the investment criteria underlying the screening process may prove to be incorrect.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re‑financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.
Asset-backed securities are securities backed by non‑mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.
Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from U.S. federal income tax.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax‑exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s)

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of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax‑exempt status of municipal bonds.
Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre‑existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non‑U.S. Securities Risk. Non‑U.S. securities risk is the risk associated with investments in issuers located in non‑U.S. countries. Investing in non‑U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non‑U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non‑U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in non‑U.S. securities include, among other things, imposition of exchange control regulation by the U.S. or non‑U.S. governments, U.S. and non‑U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non‑U.S. nations. There may be less publicly available information about certain non‑U.S. companies than would be the case for comparable companies in the U.S. and certain non‑U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non‑U.S. countries. Investors in non‑U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non‑U.S. issuers or non‑U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non‑U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non‑U.S. investments to decline. When imposed, non‑U.S. withholding or other taxes reduce a Fund’s return on non‑U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non‑U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non‑U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be

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issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non‑U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non‑U.S. entities to honor their contractual commitments.
Participatory Notes Risk. Participatory notes are equity access products structured as debt obligations issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Some participatory notes may be considered illiquid and, therefore, will be subject to a Fund’s percentage limitation for investments in illiquid securities. The Funds may take long or short positions in participatory notes.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Barrow Hanley determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within Barrow Hanley’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.
Preferred Stock Risk. A Fund may invest in preferred stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
REIT Risk. REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small‑Cap and Mid‑Cap Company Risk. Small- and mid‑capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid‑cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
Stock Connect Investing Risk. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which

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could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.
A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/ or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non‑performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Although Barrow Hanley seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Barrow Hanley’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Because Barrow Hanley evaluates ESG metrics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. There is a risk that the information that Barrow Hanley uses in evaluating an issuer may be incomplete, inaccurate or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, Barrow Hanley’s assessment of whether an issuer fits within its sustainability criteria is made at the time of purchase and as a result, there is a risk that the issuers identified by Barrow Hanley will not operate as anticipated and will no longer fit within Barrow Hanley’s sustainability criteria. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to sustainable investing.
U.S. Government Securities Risk. A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

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Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio holdings is available in the SAI.
MANAGEMENT OF THE FUNDS
Barrow, Hanley, Mewhinney & Strauss, LLC
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) is located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, and serves, subject to supervision by the Board and the Fund’s investment adviser1, as the sub‑adviser for the Funds. Barrow Hanley, a Delaware limited liability company, is registered as an investment adviser with the SEC and was founded in 1979. Barrow Hanley manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board. Barrow Hanley is an indirect wholly owned subsidiary of Perpetual Limited (Perpetual Group) (ASX: PPT), a global financial services firm operating a multi-boutique asset management business. As of September 30, 2024, Barrow Hanley had approximately $53.7 billion in assets under management. As compensation for its services, the Adviser pays to Barrow Hanley a monthly base fee for its services, subject to any applicable reduction as described further in the Sub‑Advisory Agreement and the SAI.
Fund Recoupment Arrangements
The Adviser has contractually agreed to waive fees and reimburse expenses of each Fund to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed amounts specified in each Fund Summary, as applicable. Generally, if it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Funds’ investment advisory agreement (the “Investment Advisory Agreement”).
Predecessor Fund Recoupment Arrangements
The Third Amended and Restated Expense Limitation Agreement dated June 13, 2024 between the Adviser and the Trust references a previous investment advisory agreement between each of the predecessor funds to which the Funds now serve as accounting successors (for purposes of this paragraph, the “Predecessor Funds”), and Perpetual US Services, LLC, doing business as PGIA (“Perpetual-PGIA”), who served as the investment adviser to the Predecessor Funds, pursuant to which Perpetual-PGIA agreed to waive fees and reimburse expenses to the extent necessary to limit the total operating expenses of each Predecessor Fund (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Predecessor Funds, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non‑routine expenses, such as litigation (collectively, “excluded expenses”)). To the extent that Perpetual-PGIA waived the investment advisory fees and/or reimbursed each Predecessor Fund for such other ordinary expenses, the Adviser, on behalf of Perpetual-PGIA, may seek reimbursement of a portion or all such amounts from the Fund into which each such Predecessor Fund merged, at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause a Fund’s ordinary operating expenses to exceed the expense limitation that was in place with respect to the Predecessor Fund when the fees were waived or expenses reimbursed. The Adviser will generally seek recoupment only in accordance with the terms of any expense limitation that is in place with respect to a Fund at the time of recoupment.

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (the “Adviser”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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As of September 30, 2024, the following Funds are subject to recoupment by the Adviser of fees previously waived or reimbursed by the Adviser or by Perpetual-PGIA, as applicable:

Fund Name	Total Amount Available for Recoupment	Amount of Recoupment expiring on September 30, 2027	Amount of Recoupment expiring on October 31, 2026	Amount of Recoupment expiring on October 31, 2025
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	$406,111	$117,950	$183,228	$104,933
Barrow Hanley Credit Opportunities Fund	$659,285	$143,221	$304,910	$211,154
Barrow Hanley Emerging Markets Value Fund	$506,901	$131,478	$150,198	$225,225
Barrow Hanley Floating Rate Fund	$870,170	$170,215	$442,292	$257,663
Barrow Hanley International Value Fund	$555,531	$166,780	$173,297	$215,454
Barrow Hanley Total Return Bond Fund	$991,250	$454,830	$351,628	$184,792
Barrow Hanley US Value Opportunities Fund	$501,161	$138,319	$219,777	$143,065
Portfolio Management
The Funds are managed using a team-based approach. Each of the Funds is managed jointly and primarily by one or more investment professionals and may be supported by analysts. The members of the Funds’ management teams, and the name of the Fund for which each team member is responsible, are listed below. Each individual listed below is primarily responsible for the day-to-day management of the respective Fund’s portfolio.
Randolph Wrighton, Jr., CFA
Portfolio Manager and Analyst
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Barrow Hanley Emerging Markets Value Fund
Barrow Hanley International Value Fund
Randolph Wrighton, Jr., CFA, Senior Managing Director, Head of International Equities, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley Emerging Markets Value Fund and the Barrow Hanley International Value Fund. Mr. Wrighton joined Barrow Hanley in 2005. Prior to Barrow Hanley, he worked as an associate at Deutsche Bank Securities and as an intern analyst for both UTIMCO and New York based Perry Capital Management. He also served as a Captain in the U.S. Marine Corps from 1996-2000. Mr. Wrighton began his investment career at Barrow Hanley as a research analyst covering the Industrials, Energy, and Technology sectors. In 2006, Mr. Wrighton helped to lead the firm’s expansion into Non‑U.S., Global and Emerging Market investment products. He is a member of the CFA Society of Dallas-Fort Worth. Mr. Wrighton holds an MBA from the University of Texas and a BA in Economics from Vanderbilt University.
Sherry Zhang, CFA
Portfolio Manager and Analyst
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Barrow Hanley Emerging Markets Value Fund
Sherry Zhang, CFA, Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund and Barrow Hanley Emerging Markets Value Fund. Ms. Zhang joined Barrow Hanley in 2013 from Matthews Asia, where she was responsible for the analysis and recommendation of Asian stocks across numerous economic sectors. Ms. Zhang’s investment career includes analyst roles at Q Investments, ARC Communication, and Exxon Mobil Corporation. Her tenure at Q Investments included a two‑year residency in China, where she gained firsthand experience overseeing operating companies located in emerging market economies. Ms. Zhang received her BBA in Finance, cum laude, as well as her MBA, from Baylor University.

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David Feygenson
Portfolio Manager and Analyst
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Barrow Hanley Emerging Markets Value Fund
David Feygenson, Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund and Barrow Hanley Emerging Markets Value Fund. Mr. Feygenson joined Barrow Hanley in 2017 from VanEck Global, where he was a senior analyst, covering emerging market equities. Prior to joining VanEck, Mr. Feygenson served as a portfolio manager/senior analyst at Mirae Asset Global Investments, one of South Korea’s largest asset managers. His career also includes a research position on the emerging markets team at Wellington Management Company. Mr. Feygenson earned a BS in Economics, magna cum laude, from the Wharton School of the University of Pennsylvania and an MSc in Finance and Economics from the London School of Economics.
Deborah Petruzzelli
Portfolio Manager and Analyst
Barrow Hanley Total Return Bond Fund
Deborah Petruzzelli, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Total Return Bond Fund. Ms. Petruzzelli joined Barrow Hanley in 2003. She serves as Barrow Hanley’s structured securities portfolio manager for mortgage-backed, asset-backed, and commercial mortgage-backed securities. She is also an analyst for structured securities. During her investment career, Ms. Petruzzelli has served as managing director/senior portfolio manager for Victory Capital Management, Inc., where she was responsible for the management of ABS, CMBS, and whole-loan sectors for all client portfolios. She also had an active role in that firm’s development of a core plus strategy, leveraging the firm’s convertible equity management strengths. Prior to joining Victory, Ms. Petruzzelli worked for McDonald & Company Securities, Inc., as senior vice president for ABS syndication and traded ABS, CMO, and MBS. She earned a BSBA in Business Administration from Bowling Green State University.
Scott McDonald, CFA Portfolio Manager
Barrow Hanley Total Return Bond Fund
Scott McDonald, CFA, Senior Managing Director and Fixed Income Portfolio Manager, serves as a portfolio manager of the Barrow Hanley Total Return Bond Fund. Mr. McDonald joined Barrow Hanley in 1995. He was appointed Co‑Head of Fixed Income in 2017. Mr. McDonald serves as the lead portfolio manager for Barrow Hanley’s Long Duration strategies, specializing in corporate and government bonds. He is a CFA charterholder and during his investment career, Mr. McDonald previously served as senior vice president and portfolio manager at Life Partners Group, Inc., managing corporate bonds, private placements, and mortgages. While with Life Partners, he was responsible for implementing the investment strategy for their life insurance and annuity assets. Prior to that, he was a credit supervisor and lending officer for Chase Bank of Texas. Mr. McDonald received an MBA from the University of Texas and a BBA from Southern Methodist University.
Justin Martin, CFA
Portfolio Manager and Analyst
Barrow Hanley Total Return Bond Fund
Justin Martin, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Total Return Bond Fund. Mr. Martin joined Barrow Hanley in 2004 and has served as a credit analyst in fixed income since 2009. Prior to his work as a credit analyst, Mr. Martin’s work at the firm included market index research and portfolio analysis. He earned a BBA in Finance from Southern Methodist University. Mr. Martin is a CFA charterholder.

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Matthew Routh, CFA
Portfolio Manager and Analyst
Barrow Hanley Total Return Bond Fund
Matthew Routh, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as portfolio manager of the Barrow Hanley Total Return Bond Fund. Mr. Routh joined Barrow Hanley in 2013 and has served as a credit analyst since 2016. Prior to his work as a credit analyst, Mr. Routh’s work at the firm included portfolio analysis. Mr. Routh began his investment career in 2008 at Callan Associates, where he worked in fixed income research. He is a CFA charterholder. Mr. Routh earned a BA in Economics from the University of Texas and an MA in Economics from the University of California, Santa Barbara.
Nick Losey, CFA
Portfolio Manager and Analyst
Barrow Hanley Credit Opportunities Fund Barrow Hanley Floating Rate Fund
Nick Losey, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Credit Opportunities Fund and the Floating Rate Fund. Mr. Losey joined Barrow Hanley in 2018. He serves as a portfolio manager, focusing on bank loans and high yield bonds. Mr. Losey was previously a portfolio manager at Whitebox Advisors, LLC and White Oak Global Advisors, LLC, where he focused on bank loans, high yield bonds, structured product CLO tranches, and equities. His investment career also includes serving as a portfolio manager at Highland Capital Management, LP. Mr. Losey earned a BBA from the University of Oklahoma and an MBA from Southern Methodist University, graduating magna cum laude. He is a CFA charterholder.
Chet Paipanandiker
Portfolio Manager and Analyst
Barrow Hanley Credit Opportunities Fund
Barrow Hanley Floating Rate Fund
Chet Paipanandiker, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Credit Opportunities Fund and the Floating Rate Fund. Mr. Paipanandiker (Pai) joined Barrow Hanley in 2017. He serves as a portfolio manager, focusing on bank loans and high yield bonds. Mr. Pai was previously a portfolio manager at Whitebox Advisors, LLC and White Oak Global Advisors, LLC, where he focused on bank loans, structured product CLO tranches, high yield bonds, and equities. His investment career also includes serving as a portfolio manager and co‑head of research at Highland Capital Management, LP. Mr. Pai earned a BBA from the University of Texas in the Business Honors and Engineering‑Route‑to‑Business programs, graduating magna cum laude.
Michael Trahan, CFA Portfolio Manager and Analyst
Barrow Hanley Credit Opportunities Fund
Barrow Hanley Floating Rate Fund
Michael Trahan, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley Credit Opportunities Fund and the Floating Rate Fund. Mr. Trahan joined Barrow Hanley in 2018. He serves as a Fixed Income Portfolio Manager/Analyst, focusing on bank loans and high yield bonds. Mr. Trahan was previously a senior analyst at Carlson Capital, LP, where he focused on bank loans, high yield bonds, credit default swaps, and special situation/post reorganization equities. His investment career also includes serving as a senior portfolio analyst at Highland Capital Management, LP, and as an associate at PricewaterhouseCoopers. Mr. Trahan earned a BBA and an MPA (Master in Professional Accounting) from the University of Texas. He is a CFA charterholder and is also licensed as a Certified Public Accountant.

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Mark Giambrone
Portfolio Manager and Analyst
Barrow Hanley US Value Opportunities Fund
Mark Giambrone, Executive Director, Head of U.S. Equities, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley US Value Opportunities Fund. Mr. Giambrone joined Barrow Hanley in 1999. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone graduated summa cum laude from Indiana University with a BS in Business and received an MBA from the University of Chicago.
Michael Nayfa, CFA
Portfolio Manager and Analyst
Barrow Hanley US Value Opportunities Fund
Michael Nayfa, CFA, Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley US Value Opportunities Fund. Mr. Nayfa joined Barrow Hanley in 2008. His experience includes work as an analyst at HBK and institutional equity sales at Natexis Bleichroeder. Mr. Nayfa began his career in institutional sales at Sidoti & Company, LLC. He holds an MBA from the University of Texas, as well as a BBA in Finance from Texas Christian University, and is a CFA charterholder.
Terry Pelzel, CFA
Portfolio Manager and Analyst
Barrow Hanley US Value Opportunities Fund
Terry Pelzel, CFA, Managing Director, Equity Portfolio Manager and Analyst, serves as a portfolio manager of the Barrow Hanley US Value Opportunities Fund. Mr. Pelzel joined Barrow Hanley in 2010. During his investment career, he served as a senior portfolio analyst at Highland Capital Management, LP and as a financial analyst at Houlihan, Lokey, Howard & Zukin, Inc. Mr. Pelzel graduated from Texas A&M University, where he earned his BBA in Finance, magna cum laude. He is also a CFA charterholder.
Patrik Wibom
Portfolio Manager and Analyst
Barrow Hanley International Value Fund
Patrik Wibom, Managing Director, Equity Portfolio Manager and Analyst serves as a portfolio manager of the Barrow Hanley International Value Fund. Mr. Wibom joined Barrow Hanley in 2019 from Ivaldi Capital LLP in London, where he was a partner and portfolio manager, and was responsible for a Europe-focused fundamental equity strategy. Prior to this role, Mr. Wibom served as an investment manager at Eton Park International LLP for eight years, where he was a senior member of the European equity team. Mr. Wibom began his career at Goldman Sachs & Co. in New York in investment banking. He has 16 years of investment experience. Mr. Wibom received an MSc in Economics and Business, with a major in Finance, from the Stockholm School of Economics.
Investment Adviser, Administrator, Transfer Agent, Custodian, and Distributor
Perpetual Americas Funds Services1 serves as the investment adviser to the Funds. Its principal place of business is 1 Congress Street, Suite 3101 Boston, MA, 02114. The Adviser is an indirect wholly owned subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Funds, subject to the Board’s supervision, the Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Adviser also ensures compliance with each Fund’s investment policies and guidelines. For its services, the Adviser is entitled to a management fee, as set forth below, which is calculated daily and paid monthly based on the average daily net assets of each Fund. As of September 30, 2024, the Adviser had approximately $11.18 billion in assets under management.

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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Under the Funds’ Investment Advisory Agreement, the Adviser is paid an annual management fee from each Fund as follows:

Fund	Management Fee (as percentage of average daily net assets)
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	0.93%
Barrow Hanley Credit Opportunities Fund	0.60%
Barrow Hanley Emerging Markets Value Fund	0.87%
Barrow Hanley Floating Rate Fund	0.45%
Barrow Hanley International Value Fund	0.66%
Barrow Hanley Total Return Bond Fund	0.35%
Barrow Hanley US Value Opportunities Fund	0.55%
Disclosure regarding the basis for the Board’s approval of the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, is available in the Funds’ Form N‑CSR filing for the period ending September 30, 2024. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Funds’ Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. The Funds have entered into a distribution agreement with Perpetual Americas Funds Distributors, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, to distribute shares of the Funds. The Distributor is a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), which is unaffiliated with the Adviser.
YOUR ACCOUNT
Pricing Your Shares
When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the NYSE, normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received and deemed to be in good order by the Funds’ Transfer Agent or a financial intermediary. Only purchase orders received and deemed to be in good order by the Funds’ Transfer Agent before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Funds or a financial intermediary after the NYSE closes will be effective the following Business Day. The NAV of a Fund may change every day.
A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866‑260‑9549 (toll free) or 312‑557‑5913 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.

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Valuing the Funds’ Assets
The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Each Fund generally uses pricing services to determine the market value of securities. Non‑U.S. securities, currencies, and other assets and liabilities denominated in non‑U.S. currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.
In compliance with Rule 2a‑5 of the 1940 Act, the Board has designated the Adviser as the Funds’ “valuation designee” with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. The Adviser, in its role as the valuation designee, has established an internal committee (the “Committee”) comprised of select officers and staff of the Adviser to discharge its responsibilities under the Trust’s valuation procedures (the “Valuation Procedures”).
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or non‑U.S. exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as valuation designee, will value a Fund’s assets at their fair value according to the Valuation Procedures approved by the Board. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, such security’s fair value will be determined by the Adviser using the Valuation Procedures, subject to oversight by the Board.
In addition, fair value pricing may be used if events materially affecting the value of non‑U.S. securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Fund may use a systematic valuation model provided by a third-party pricing service to fair value its international equity securities.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Non‑U.S. markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. On days when the U.S. markets are closed, a Fund’s shareholders will not be able to purchase or sell Fund shares. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non‑U.S. shareholders generally would be subject to U.S. tax withholding on Fund distributions. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non‑U.S. trust or estate, corporation, or partnership. Investment in the Funds by non‑U.S. investors may be permitted on a case‑by‑case basis, at the sole discretion of the Funds.
You may purchase shares directly from the Funds or through your broker or financial intermediary on any day the NYSE is open, subject to certain restrictions described below. Purchase requests received in good order by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the close of the NYSE) will be effective at that day’s share price. Purchase requests received in good order by the Funds or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following Business Day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.
Share Classes
The Funds offer multiple share classes. Each Fund offers four classes of shares through this Prospectus: Institutional, Advisor, Investor and Z Shares. Each class of shares of each Fund has the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. Your financial intermediary can help you determine which share class to purchase. You should choose a share class for which you are eligible, with the expense structure that best meets your needs.

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The principal differences among the classes are as follows:

	Institutional	Advisor	Investor	Class Z
Minimum Initial Investment	$100,000	None	None	$10,000,000
Minimum Subsequent Investment	None	None	None	None
Sub‑Accounting/Sub‑Transfer Agency Expenses	Yes. Expenses may vary depending on the arrangements with financial intermediaries that offer Fund shares. Expenses are incurred pursuant to “fee for service” arrangements with financial intermediaries.	None	None	None
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Sales Charge (Load)	None	None	None	None
Redemption Fees	None	None	None	None
Institutional Shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub‑accounting, sub‑transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors (“sub‑transfer agency fees”). Institutional Shares are expected to bear certain expenses associated with sub‑transfer agency fees, which amounts may vary between the Funds. The minimum initial investment for Institutional Shares is $100,000. If you purchase Institutional Shares, you will not pay a sales charge at the time of purchase and you will not pay a 12b‑1 fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Your financial intermediary can help you determine whether you are eligible to purchase Institutional Shares. Eligible Institutional Share investors primarily include:

•	individuals and institutional investors with a minimum initial investment of $100,000;

•
employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Funds or the Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•
officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Funds and the Adviser, and its subsidiaries and affiliates;

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub‑transfer agency fees from the Fund.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multifamily office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•	Other investors for which the Fund or the Distributor has pre‑approved the purchase.

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Advisor Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Advisor Shares. If you purchase Advisor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub‑transfer agency fees, but you will pay a 12b‑1 fee not exceeding ten basis points (0.10%) of each Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Advisor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Investor Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares. If you purchase Investor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub‑transfer agency fees, but you will pay a 12b‑1 fee not exceeding twenty-five basis points (0.25%) of a Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Investor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Class Z Shares of the Funds require a minimum initial investment of $10,000,000. If you purchase Class Z
Shares, you will not pay a sales charge at the time of purchase, a 12b‑1 fee or sub‑transfer agency fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
The following categories of investors and accounts may buy Class Z Shares of each Fund, provided that they do not require or receive sub‑accounting or recordkeeping payments from the Fund:

•
Institutional investors, including, but not limited to, employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), endowments, foundations, insurance company general accounts, insurance company separate accounts, local, city, and state governmental institutions, and other tax‑exempt entities that meet the requirements for qualification under Section 501 of the Code.

•	Unaffiliated U.S. registered mutual funds including those that operate as “fund of funds,” collective trust funds, investment companies or other pooled investment vehicles.

•	Other investors for which the Fund or the Adviser has pre‑approved the purchase.
The following categories of investors and accounts qualify to buy Class Z Shares of each Fund but the $10 million investment minimum is waived:

•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) that invest through a record-keeper or third party retirement platform.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub‑transfer agency fees from the Fund.

•
Clients (other than defined contribution employer sponsored retirement plans) of an institutional consultant where (a) the consultant has undertaken to provide certain services directly to the client with respect to the client’s investment in the Fund and (b) the Fund or the Distributor has notified that consultant in writing that the proposed investment is permissible.

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•	Investment companies or other pooled vehicles that are managed by the Adviser or its affiliates.

•
Officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates.

•	Existing institutional separate account clients of the Adviser or its affiliates.

•	Investors for whom the Fund or the Adviser determines that a strategic reason exists for such a waiver.

•	Investors with an account which the Fund or the Adviser believes will grow to meet the investment minimum in the future.
The Funds reserve the right to modify or waive the eligibility requirements and investment minimums at any time.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. The Funds also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. Once the Funds are able to verify your identity, your investment will be accepted and processed at the next determined NAV. However, if we are unable to verify your identity, each Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Funds may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Funds’ behalf; or

•	impose an earlier cut‑off time for purchase and redemption requests.
Each Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT). These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.

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Compensation to Financial Intermediaries
It is expected that Institutional Class, Advisor Class, Investor Class and Class Z shares of the Funds will make payments, or reimburse the Adviser or its affiliates for payments they make, to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services (sometimes referred to as “sub‑transfer agency” or “sub‑TA” services). The amount of such payments and/or reimbursement is subject to the caps established by the Board and is reviewed by the Trustees periodically.
Although the nature and extent of sub‑transfer agency services provided to shareholders and the amount of sub‑transfer agency fees charged to each class will vary among financial intermediaries, Institutional Class, Advisor Class, Investor Class and Class Z shares each bear sub‑accounting expenses on a class-wide basis. This means that the sub‑transfer agency fees you bear as a Fund shareholder may be greater than the sub‑transfer agency fees charged by your financial intermediary to the Fund with respect to your investment. Advisor Class and Investor Class shares may make sub‑transfer agency payments out of amounts authorized under distribution plans to be adopted pursuant to Rule 12b‑1 under the Investment Company Act of 1940.
The Adviser also may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries for sub‑transfer agency services they provide to their clients or customers that hold shares of the Funds. Payments generally are based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement.
Additional information concerning payments the Funds, the Adviser or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under “Payments to Financial Intermediaries.”
Fund Direct Purchases
You also may open a shareholder account directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at 866‑260‑9549 (toll free) or 312‑557‑5913 on days the Funds are open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38 Chicago, IL 60604

•	You must also call 866‑260‑9549 (toll free) or 312‑557‑5913 on days the Funds are open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Funds. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Funds or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

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To Add to an Existing Account:

•	Call 866‑260‑9549 (toll free) or 312‑557‑5913 on days the Funds are open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201682900
Shareholder Account #PAFT1056 (ex. PAFT10561234567)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Funds.
Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1‑866‑260‑9549 (toll free) or 312‑557‑5913 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in a Fund on any day the NYSE is open, subject to certain restrictions described below. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/ 3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following Business Day.
The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions”. Redemptions in‑kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in‑kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Redemption‑in‑kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and ask prices are

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available. They are distributed based on a weighted-average pro‑rata basis of a Fund’s holdings to the redeeming shareholder. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account. The Funds typically expect to hold cash or cash equivalents to meet redemption requests. A Fund also may use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
By Mail

•	Send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The redemption request must include:

1.	The number of shares or the dollar amount to be redeemed;

2.	The Fund account number; and

3.	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) is required but may be waived in certain (limited) circumstances if:

1.	The proceeds are to be sent elsewhere than the address of record, or

2.	The redemption is requested in writing and the amount is greater than $100,000.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866‑260‑9549 (toll free) or 312‑557‑5913 for instructions.

•	The minimum amount that may be redeemed by this method is $250.

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By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 866‑260‑9549 (toll free) or 312‑557‑5913 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required, but may be waived in certain (limited) circumstances if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•
information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.

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If your written request is for redemption greater than $5 million, call 866‑260‑9549 (toll free) or 312‑557‑5913 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions
The Funds typically expect that they will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request although proceeds normally are paid within three (3) Business Days. If you are redeeming shares that have been purchased via ACH, the Funds may hold redemption proceeds until the purchase amount has been collected, which may be as long as five (5) Business Days after purchase date. For shares recently purchased by check, redemption proceeds may not be available until the check has cleared which may take up to five (5) days for the date of purchase. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. A redemption of shares is generally a taxable event for shareholders, regardless of whether the redemption request is satisfied in cash or in kind. As with any security, a shareholder will also bear taxes on any capital gain from the sale of a security received in a redemption in kind.
Involuntary Redemptions of Your Shares
If your account balance drops below $100,000 in the case of Institutional Shares, $250 in the case of Advisor Shares, $250 in the case of Investor Shares, or $10,000,000 in the case of Class Z Shares because of redemptions you may be required to sell your shares. The Funds will provide you at least thirty (30) days’ written notice to give you sufficient time to add to your account and avoid the sale of your shares.
How to Exchange Shares
You may exchange your shares for the same share class of another Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1‑866‑260‑9549 (toll free) or 312‑557‑5913. The exchange privilege may be changed or canceled at any time upon sixty (60) days’ written notice.
You may also exchange your shares of one class of a Fund for shares of another class of the same Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. If you hold shares through a financial intermediary, your financial intermediary also may initiate an exchange between share classes in certain circumstances. You should consult your financial intermediary for details and read carefully any materials provided by the intermediary along with this prospectus. The Funds do not charge a fee for this privilege.
The Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the Funds’ judgment, the Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. An exchange between classes of shares of the same Fund is generally not taxable for U.S. federal income tax purposes. However, investors generally will realize a taxable gain or loss when exchanging shares of a Fund for shares of another Fund. The Funds do not provide tax advice; you should consult your own tax advisor. If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

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The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policy” below.
Market Timing Policy
Each Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term or efficient portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because each Fund invests its assets in non‑U.S. securities, investors may seek to take advantage of time zone differences between the non‑U.S. markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after non‑U.S. market closing prices are established but before the NAV calculation, that are likely to result in higher prices in non‑U.S. markets the next day. The market-timer would then redeem the Fund’s shares the next day when a Fund’s share price would reflect the increased prices in non‑U.S. markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may: (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase or exchange orders from that investor, and disclaim responsibility for any consequential losses that the investor may incur related to the rejected purchases. Alternatively, the Funds may limit the amount, number, or frequency of any future purchases or exchanges and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Funds believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Funds through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Funds with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Funds. The Funds will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.
The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Funds may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Distribution Plans
The Funds have adopted a plan under Rule 12b‑1 that authorizes Advisor Class and Investor Class shares to pay distribution fees. Fees under the plan will not exceed 0.10% for Advisor shares and 0.25% for Investor shares. Because these fees are paid out of a Fund’s assets on an on‑going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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DIVIDENDS AND DISTRIBUTIONS
Fund Policy
On an annual basis, each of the Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Barrow Hanley US Value Opportunities Fund, Barrow Hanley Emerging Markets Value Fund and Barrow Hanley International Value Fund distributes substantially all of its net investment income to shareholders in the form of dividends.
On a quarterly basis, each of the Barrow Hanley Total Return Bond Fund, Barrow Hanley Credit Opportunities Fund and Barrow Hanley Floating Rate Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Effective April 1, 2025, each of the Barrow Hanley Total Return Bond Fund, Barrow Hanley Credit Opportunities Fund and Barrow Hanley Floating Rate Fund will declare daily and pay monthly substantially all of its net investment income to shareholders in the form of dividends.
Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Each Fund may distribute income dividends and capital gains more frequently, if necessary, to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.
Any undelivered checks or checks that are not cashed for six months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.
TAXES
Distributions
The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from a Fund, as well as on gains realized from your redemption of Fund shares. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non‑U.S. persons, is included in the SAI under “Tax Considerations.” This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state or local, or non‑U.S. tax consequences before making an investment in a Fund.
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. Assuming a Fund so qualifies, the Fund will not be subject to U.S. federal income taxes to the extent it timely distributes all of its net investment income and any net realized capital gains to its shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet certain minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in the value of shareholders’ investments.
For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Certain distributions of qualified dividend income paid to a noncorporate U.S. shareholder may be subject to income tax at the applicable rate for long-term capital gain assuming holding period and certain other requirements are met.
Distributions of net capital gains (that is, the excess of net realized gains from the sale of investments that a Fund owned for more than one year over the net realized losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will generally be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.
If you are a taxable investor and invest in a Fund shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after a Fund has experienced appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

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Distributions from a Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax‑advantaged plan or account or are otherwise not subject to U.S. federal income tax). Due to the nature of the investment strategies used, distributions by a Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of a Fund’s distributions could vary in any given year.
Each Fund will mail to each shareholder after the close of the calendar year a U.S. Internal Revenue Service (“IRS”) Form 1099 setting forth the U.S. federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is generally subject to U.S. federal income tax. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. For individuals, any long-term capital gains you realize from selling, redeeming, or exchanging Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to its shareholders cost basis information when such shares are sold, redeemed, or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS‑accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal and state income tax returns. A Fund’s shareholders should consult with their tax advisers to determine the best IRS‑accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs a Fund to withhold a portion of your distributions or proceeds. You should be aware that a Fund may be fined by the IRS for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, a Fund may make a corresponding charge against the account.
Non‑U.S. Taxes
Income, proceeds and gains received by a Fund from sources within non‑U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. In certain instances, a Fund may elect to permit shareholders to claim a credit or deduction (but not both) for non‑U.S. taxes (if any) borne with respect to non‑U.S. securities income earned by the Fund. In such a case, shareholders will include in gross income from non‑U.S. sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of non‑U.S. taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who hold shares of a Fund through tax‑advantaged arrangements, generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Tax Status for Retirement Plans and Other Tax‑Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax‑advantaged account, dividend and capital gain distributions generally are not subject to current U.S. federal income taxes, but may be subject to U.S. federal income taxes upon a later withdrawal of monies from the plan or account. In general, these plans or accounts are governed by complex tax rules. You should consult with your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

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Net Investment Income Tax
An additional 3.8% tax may be imposed on distributions you receive from a Fund and gains from selling, redeeming, or exchanging your Fund shares.
SHAREHOLDER REPORTS AND OTHER INFORMATION
The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 866‑260‑9549 (toll free) or 312‑557‑5913 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand the financial performance of each class of shares of each Fund and their predecessor funds, as applicable, for the past five fiscal years or for the life of the predecessor fund, if shorter. Some of this information reflects financial information for a single Fund share. Financial information for the periods prior to August 18, 2024 represents the past financial information of the applicable Fund’s predecessor fund.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. The financial information for the period ended September 30, 2024, has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N‑CSR filing. You can obtain the Form N‑CSR filing, which contains more performance information, at no charge by calling 866‑260‑9549.
The financial information for the Funds’ fiscal year ended October 31, 2023 and periods ended October 31, 2022, were audited by the predecessor funds’ independent registered public accounting firm.

84

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Period Ended September 30, 2024(a)		Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year	$8.83		$7.97	$10.00

Income (loss) from investment operations:
Net investment income(c)	0.23		0.25	0.19
Net realized and unrealized gains (losses) from investments and foreign currency	1.61		0.68	(2.22)

Total from investment operations	1.84		0.93	(2.03)

Less distributions paid:
From net investment income	(0.22)		(0.07)	—
From net realized gains	(0.20)		—	—

Total distributions paid	(0.42)		(0.07)	—

Change in net asset value	1.42		0.86	(2.03)

Net asset value, end of year	$10.25		$8.83	$7.97

Total return	21.32	%(d)	11.58%	(20.30	%)(d)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$33,956		$28,110	$5,163
Ratio of net expenses to average net assets	1.07	%(e)	1.05%	1.05	%(e)
Ratio of net investment income to average net assets	2.73	%(e)	2.68%	3.76	%(e)
Ratio of gross expenses to average net assets	1.50	%(e)	1.73%	4.62	%(e)
Portfolio turnover rate(f)	76.11	%(d)	63.00%	59.00	%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.	85

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Credit Opportunities Fund	Period Ended September 30, 2024(a)		Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year	$8.99		$9.04	$10.00

Income (loss) from investment operations:
Net investment income(c)	0.75		0.63	0.33
Net realized and unrealized gains (losses) from investments and foreign currency	0.73		0.04	(1.00)

Total from investment operations	1.48		0.67	(0.67)

Less distributions paid:
From net investment income	(0.81)		(0.72)	(0.29)

Total distributions paid	(0.81)		(0.72)	(0.29)

Change in net asset value	0.67		(0.05)	(0.96)

Net asset value, end of year	$9.66		$8.99	$9.04

Total return	16.94	%(d),(e)	7.49%	(6.63	%)(d)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$90,635		$94,778	$97,302
Ratio of net expenses to average net assets	0.33	%(f),(g)	0.78%	0.78	%(f)
Ratio of net investment income to average net assets	8.18	%(f)	6.82%	6.19	%(f)
Ratio of gross expenses to average net assets	0.95	%(f)	1.08%	1.11	%(f)
Portfolio turnover rate(h)	33.39	%(d)	24.00%	29.00	%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	The prior Adviser reimbursed the Fund $249,281 during the period in connection with a prior year expense overpayment. Without the reimbursement, the total return would have been 16.58%.
(f)	Annualized for periods less than one year.
(g)	The prior Adviser reimbursed the Fund $249,281 during the period in connection with a prior year expense overpayment. Without the reimbursement, the net expense ratio would have been 0.64%.
(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.	86

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Emerging Markets Value Fund	Period Ended September 30, 2024(a)		Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year	$9.15		$8.47	$10.00

Income (loss) from investment operations:
Net investment income(c)	0.25		0.27	0.29
Net realized and unrealized gains (losses) from investments and foreign currency	1.35		0.68	(1.82)

Total from investment operations	1.60		0.95	(1.53)

Less distributions paid:
From net investment income	(0.21)		(0.27)	—

Total distributions paid	(0.21)		(0.27)	—

Change in net asset value	1.39		0.68	(1.53)

Net asset value, end of year	$10.54		$9.15	$8.47

Total return	17.63	%(d)	11.10%	(15.30	%)(d)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$3,327		$2,550	$2,056
Ratio of net expenses to average net assets	1.01	%(e)	0.99%	0.99	%(e)
Ratio of net investment income to average net assets	2.88	%(e)	2.83%	3.55	%(e)
Ratio of gross expenses to average net assets	5.90	%(e)	6.64%	14.67	%(e)
Portfolio turnover rate(f)	85.34	%(d)	50.00%	40.00	%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from December 29, 2021 to October 31, 2022.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.	87

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Floating Rate Fund	Period Ended September 30, 2024(a)		Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year	$9.68		$9.45	$10.00

Income (loss) from investment operations:
Net investment income(c)	0.88		0.89	0.33
Net realized and unrealized gains (losses) from investments and foreign currency	0.17		0.23	(0.61)

Total from investment operations	1.05		1.12	(0.28)

Less distributions paid:
From net investment income	(0.95)		(0.89)	(0.27)

Total distributions paid	(0.95)		(0.89)	(0.27)

Change in net asset value	0.10		0.23	(0.55)

Net asset value, end of year	$9.78		$9.68	$9.45

Total return	11.17	%(d)	12.32%	(2.81	%)(d)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$102,156		$104,488	$109,156
Ratio of net expenses to average net assets	0.60	%(e)	0.60%	0.60	%(e)
Ratio of net investment income to average net assets	9.76	%(e)	9.20%	6.10	%(e)
Ratio of gross expenses to average net assets	0.79	%(e)	1.01%	1.02	%(e)
Portfolio turnover rate(f)	43.39	%(d)	35.00%	9.00	%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.	88

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley International Value Fund	Period Ended September 30, 2024(a)		Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year	$9.93		$8.78	$10.00

Income (loss) from investment operations:
Net investment income(c)	0.29		0.39	0.23
Net realized and unrealized gains (losses) from investments and foreign currency	1.71		0.90	(1.45)

Total from investment operations	2.00		1.29	(1.22)

Less distributions paid:
From net investment income	(0.29)		(0.14)	—
From net realized gains	(0.07)		—	—

Total distributions paid	(0.36)		(0.14)	—

Change in net asset value	1.64		1.15	(1.22)

Net asset value, end of year	$11.57		$9.93	$8.78

Total return	20.37	%(d)	14.72%	(12.20	%)(d)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$63,439		$61,489	$5,935
Ratio of net expenses to average net assets	0.86	%(e)	0.86%	0.86	%(e)
Ratio of net investment income to average net assets	2.91	%(e)	3.74%	2.89	%(e)
Ratio of gross expenses to average net assets	1.15	%(e)	1.23%	5.16	%(e)
Portfolio turnover rate(f)	57.63	%(d)	57.00%	105.00	%(d)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from December 29, 2021 to October 31, 2022.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.	89

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley Total Return Bond Fund	Period Ended September 30, 2024(a)		Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year	$8.79		$9.03	$10.00

Income (loss) from investment operations:
Net investment income(c)	0.43		0.39	0.17
Net realized and unrealized gains (losses) from investments and foreign currency	0.81		(0.33)	(1.00)

Total from investment operations	1.24		0.06	(0.83)

Less distributions paid:
From net investment income	(0.42)		(0.30)	(0.14)

Total distributions paid	(0.42)		(0.30)	(0.14)

Change in net asset value	0.82		(0.24)	(0.97)

Net asset value, end of year	$9.61		$8.79	$9.03

Total return	14.25	%(d)	0.49%	(8.38	%)(d)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$176,756		$158,850	$40,986
Ratio of net expenses to average net assets	0.35	%(d)	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	5.01	%(d)	4.15%	3.13	%(d)
Ratio of gross expenses to average net assets	0.65	%(d)	0.90%	1.16	%(d)
Portfolio turnover rate(e)	131.01	%(f)	125.00%	20.00	%(f)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
(f)	Not annualized for periods less than one year.

See Notes to Financial Statements.	90

BARROW HANLEY FUNDS
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
Barrow Hanley US Value Opportunities Fund	Period Ended September 30, 2024(a)		Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net asset value, beginning of year	$9.59		$9.53	$10.00

Income (loss) from investment operations:
Net investment income(c)	0.15		0.13	0.07
Net realized and unrealized gains (losses) from investments and foreign currency	3.36		0.07	(0.54)

Total from investment operations	3.51		0.20	(0.47)

Less distributions paid:
From net investment income	(0.14)		(0.10)	—
From net realized gains	—		(0.04)	—

Total distributions paid	(0.14)		(0.14)	—

Change in net asset value	3.37		0.06	(0.47)

Net asset value, end of year	$12.96		$9.59	$9.53

Total return	36.92	%(d)	2.03%	(4.70	%)(d)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$108,043		$82,833	$104,306
Ratio of net expenses to average net assets	0.71	%(d)	0.71%	0.71	%(d)
Ratio of net investment income to average net assets	1.46	%(d)	1.31%	1.28	%(d)
Ratio of gross expenses to average net assets	0.87	%(d)	0.95%	0.99	%(d)
Portfolio turnover rate(e)	31.90	%(f)	30.00%	47.00	%(f)

(a)	For the period from November 1, 2023 to September 30, 2024.
(b)	For the period from April 12, 2022 to October 31, 2022.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
(f)	Not annualized for periods less than one year.

See Notes to Financial Statements.	91

Perpetual Americas Funds Trust
Notice of Privacy Policy & Practices
I. Safeguarding Privacy
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
II. Information We Collect And Sources Of Information
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g., your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g., your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g., your account number, account balance and transaction history.
III. Information We Share With Service Providers
We may disclose all non‑public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.
IV. Information We May Share With Affiliates
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
V. Safeguarding Customer Information
We will safeguard, according to federal standards of security and confidentiality, any non‑public personal information our customers share with us.
We will limit the collection and use of non‑public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non‑public customer information to have access to that information.
We will not reveal non‑public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and, except as described below, every year that you are a customer of the Trust, or anytime we make a material change to our privacy policy.
We may combine a privacy notice with another document (for example, an account statement, annual report, prospectus, trade confirmation) or may deliver the notice electronically where appropriate consent has been obtained. We generally will not deliver an annual notice as long as (i) we disclose non‑public personal information only as described above policy, and (ii) we have not changed our policies and practices with regard to disclosing non‑public personal information from the policies and practices that were disclosed in the most recent disclosure sent to consumers pursuant to this policy.

92

Investment Subadviser	For Additional Information, call
Barrow, Hanley, Mewhinney & Strauss, LLC	866‑260‑9549 (toll free) or 312‑557‑5913
2200 Ross Avenue, 31st Floor
Dallas, Texas 75201

To Learn More

Investment Adviser
Perpetual Americas Funds Services 1 Congress Street, Suite 3101 Boston, Massachusetts 02114	Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.

Custodian
The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, Illinois 60606	Additional information about a Fund’s investments is available in the Trust’s annual and semi-annual report to shareholders and in Form N‑CSR. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year. In Form N‑CSR, you will find a Fund’s annual and semi-annual financial statements.

Legal Counsel Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199	Call the Funds at 866‑260‑9549 (toll free) or 312‑557‑5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business to request free copies of the SAI and the Trust’s annual and semi-annual reports, to request other information about the Funds, such as Fund financial statements, and to make shareholder inquiries. You may also visit the Funds on the web at www.perpetual.com to obtain free copies of the Trust’s SAI and annual and semi-annual reports, or write to the Trust at:
Distributor
Perpetual Americas Funds Distributors, LLC 3 Canal Plaza, Suite 100
Portland, Maine 04101
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811‑23615

93

JOHCM EMERGING MARKETS DISCOVERY FUND Institutional Shares (JOMMX) Advisor Shares (JOMEX) Investor Shares (Not currently offered) Class Z Shares (Not currently offered)	JOHCM INTERNATIONAL OPPORTUNITIES FUND Institutional Shares (JOPSX) Advisor Shares (Not currently offered) Investor Shares (Not currently offered) Class Z Shares (Not currently offered)

JOHCM EMERGING MARKETS OPPORTUNITIES FUND
Institutional Shares (JOEMX)
Advisor Shares (JOEIX)
Investor Shares (JOEAX)
Class Z Shares (Not currently offered)

JOHCM GLOBAL SELECT FUND
Institutional Shares (JOGIX)
Advisor Shares (JOGEX)
Investor Shares (Not currently offered)
Class Z Shares (Not currently offered)

JOHCM INTERNATIONAL SELECT FUND
Institutional Shares (JOHIX)
Investor Shares (JOHAX)
Class Z Shares (Not currently offered)

REGNAN SUSTAINABLE WATER AND WASTE FUND
Institutional Shares (Not currently offered)
Advisor Shares (Not currently offered)
Investor Shares (Not currently offered)
Class Z Shares (Not currently offered)

PROSPECTUS DATED FEBRUARY 1, 2025

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

FUND SUMMARY
JOHCM Emerging Markets Discovery Fund
Investment Objective
The investment objective of the JOHCM Emerging Markets Discovery Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.05%	1.05%	1.05%	1.05%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.49%	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%	1.65%	1.80%	1.55%
Fee Waivers and Reimbursements[1]	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.25%	1.35%	1.50%	1.25%

[1]
JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.24%, 1.34%, 1.49%, and 1.24% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3‑, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$127	$460	$816	$1,820
Advisor Shares	$137	$491	$869	$1,929
Investor Shares	$153	$537	$947	$2,091
Class Z Shares	$127	$460	$816	$1,820
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119.54% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies that meet the portfolio managers’ “discovery criteria” and that are located in emerging markets, including frontier markets. Equity securities include common and preferred stocks, and include rights and warrants to subscribe to common stock or other equity securities. The Fund may achieve its equity exposure either directly or indirectly, such as through depositary receipts, exchange-traded funds (“ETFs”) and participatory notes (commonly known as “P-notes”). Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), and other countries with similar emerging market characteristics.
The portfolio managers seek to identify growth potential in companies that they believe are recovering (or will soon begin to recover) from market or business setbacks and therefore have the potential to outpace broader financial markets on a relative basis. Setbacks are company-, country- or sector-specific developments, which result in a negative market environment for a company’s business or the trading of its stock. Setbacks can include, among other things, failed product launches, supply chain issues, and economic or geopolitical instability in an emerging market country. In identifying those companies that they believe have the potential for recovery, the portfolio managers often seek companies with improving fundamentals and/or are taking actions to address recent or ongoing setbacks.
The portfolio managers primarily use a disciplined fundamental bottom-up research approach, namely by focusing on analyzing individual companies. As part of this approach, the portfolio managers aim to identify emerging market companies that they believe are inefficiently priced and that typically demonstrate positive growth characteristics. In applying the Fund’s “discovery criteria” for selection of investments, the portfolio managers seek to identify companies that (1) exhibit one or more of the following characteristics: (a) are in emerging industries with pioneering business models, or (b) have innovative technologies that have the potential to disrupt the status quo, or (c) are offering products or services that are not yet widely available or adopted in the local market, with the potential for long-term growth, and (2) have market capitalizations below U.S. $8 billion at the time the issuer is first added to the Fund’s portfolio. If the Fund continues to hold securities of companies whose market capitalization subsequently exceed U.S. $8 billion after being added to the portfolio, they may continue to satisfy this criteria.
While the portfolio managers build the Fund’s portfolio primarily from a bottom-up growth philosophy and individual stock selection process they also consider top-down macroeconomic information, particularly in determining sector and country weightings in the portfolio. The portfolio managers consider the country and sector allocation of the Fund’s performance benchmark (the MSCI Emerging Markets Small Cap Index) but may depart from the benchmark’s allocations at any time. In selecting companies for investment, the portfolio managers also consider the investment risks associated with the liquidity of the company’s stock, taking into account the depth of the trading market for the company’s shares, and how reliable the company’s reporting (particularly its financial reporting) appears to be while also seeking to take advantage of market inefficiencies as to individual companies and industries.

Under normal circumstances, the Fund will typically hold securities of 70 to 120 companies. While the Fund does not pursue active or frequent trading as a principal strategy, the nature of the portfolio frequently results in higher levels of portfolio turnover (in excess of 100% of the average value of its portfolio on an annualized basis) when the portfolio managers implement their strategy in certain economic and market conditions.
The Fund expects to invest a portion of its assets in securities of developed markets companies that derive, or are expected to derive, a significant portion of their revenues from their operations in emerging or frontier markets. The Fund may also participate in initial public offerings (“IPOs”).
The Fund also may purchase futures contracts and other derivative contracts, including index derivatives for equities and currencies. Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may do so at any time. The Fund also may invest in physical currencies and spot and forward currency contracts. The Fund typically does not seek to hedge its exposure to non-U.S. dollar currencies.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear. The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on emerging market stocks.
Equity Securities Risk. The risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

Geographic Focus Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic, or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Active Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.
Investment Company Risk. Shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund.
Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain non-U.S. exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Portfolio Turnover Risk. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. These transactions will increase the Fund’s “portfolio turnover.” High turnover rates generally result in higher brokerage costs to the Fund and higher amounts of taxable distributions to shareholders.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund. Historical performance for Advisor Shares prior to its inception is based on the performance of the Institutional Shares. The performance of Advisor Shares has been adjusted to reflect differences in expenses. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	04/01/2020 – 06/30/2020 – 30.15%
Worst quarter:	01/01/2020 – 03/31/2020 – (25.59%)
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception[1]
Institutional Shares – Before Taxes	4.23%	9.10%	8.87%	9.05%
Institutional Shares – After Taxes on Distributions	2.27%	6.82%	7.07%	7.25%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	4.19%	6.81%	6.73%	6.89%
MSCI Emerging Markets Small Cap Index (reflects no deductions for fees or expenses)[2]	4.79%	8.56%	5.73%	6.05%
MSCI Emerging Markets Index (reflects no deductions for fees or expenses)[3]	7.50%	1.70%	3.64%	4.06%
Advisor Shares – Before Taxes	4.12%	9.01%	8.77%	8.95%

[1]	The Institutional Shares of the Fund’s predecessor fund commenced operations on December 17, 2014. Advisor Shares commenced operations on January 28, 2016.
[2]	Index returns shown are net of withholding taxes.
[3]
Effective September 30, 2024 the Fund compares its performance to the MSCI Emerging Markets Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests. Index returns shown are net of withholding taxes.

Portfolio Management
Investment Adviser
The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).
Portfolio Managers

Emery Brewer	Dr. Ivo Kovachev	Stephen Lew
Senior Fund Manager	Senior Fund Manager	Senior Fund Manager
Length of Service: Since 2014*	Length of Service: Since 2014*	Length of Service: Since 2014*

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
JOHCM Emerging Markets Discovery Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FUND SUMMARY
JOHCM Emerging Markets Opportunities Fund
Investment Objective
The investment objective of the JOHCM Emerging Markets Opportunities Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.90%	0.90%	0.90%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	1.04%	1.14%	1.29%	1.04%
Fee Waivers and Reimbursements[1]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.04%	1.14%	1.29%	1.04%

[1]
JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.04%, 1.14%, 1.29%, and 1.04% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Funds’ Investment Advisory Agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$106	$331	$574	$1,271
Advisor Shares	$116	$362	$628	$1,386
Investor Shares	$131	$409	$708	$1,556
Class Z Shares	$106	$331	$574	$1,271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics. The Fund may invest in companies of any size, including small- and mid-capitalization companies. The Fund may also invest up to 5% of its assets in equity securities of companies located in frontier markets, which are generally smaller, less liquid, and less developed than emerging markets. The Fund’s portfolio managers may determine that an issuer is “located in” a particular country if the issuer is principally traded in or derives the majority of its profit or revenue from that country, among other considerations.
The equity securities in the Fund’s portfolio can include direct and indirect investments in common and preferred stocks, as well as rights and warrants to subscribe to equity securities. The Fund obtains indirect exposure to equity securities through instruments such as depositary receipts and participatory notes. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.
The Fund utilizes a core investment style with a modest growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges to invest in equity securities of companies located in emerging markets. The GARP investment strategy is a blend of growth and value investing, which seeks to find companies that have strong earnings growth at a good price. The Fund combines top-down and bottom-up research to assess potential investments in the Fund. A top-down country view represents an assessment of the investment prospects in a country (in this case, a particular emerging market country) based on macroeconomic, geopolitical and other factors affecting the country as a whole. The portfolio managers seek to invest in companies that possess attractive fundamentals (for example, a company’s revenues, earnings, or management) and that fit with the portfolio managers’ top-down country views within the emerging markets. The portfolio is managed with reference to its performance benchmark, the MSCI Emerging Markets Index, as to country and sector allocations. The portfolio managers may depart from the benchmark’s allocations at any time. The Fund will typically own between 40 and 60 companies.
The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. These countries may change from time to time. The Fund’s performance benchmark index currently includes substantial exposure to China. The Fund may also participate in initial public offerings (“IPOs”).
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on emerging market stocks. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.

Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Active Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Geographic Focus Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic, or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, variable interest entities risks, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

GARP Investment Strategy Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to the relevant company’s earnings growth rate. To the extent the Fund uses a GARP investing strategy, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Allocation Risk. To the extent the Fund uses an asset allocation strategy as part of its investment strategy, there is a risk that the Fund’s allocation among sectors and countries will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment strategies, or that the investments themselves will not produce the returns expected.
Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain non-U.S. exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
IPO Risk. The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund. Historical performance for Investor Shares prior to its inception is based on the performance of Advisor Shares, the share class most similar to Investor. The performance of Investor Shares has been adjusted to reflect differences in expenses. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.

Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	04/01/2020 – 06/30/2020 – 20.95%
Worst quarter:	01/01/2020 – 03/31/2020 – (24.46%)
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception[1]
Institutional Shares – Before Taxes	6.03%	2.55%	3.93%	3.96%
Institutional Shares – After Taxes on Distributions	5.91%	2.23%	3.22%	3.24%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	3.97%	2.13%	3.02%	3.02%
MSCI Emerging Markets Index (reflects no deductions for fees or expenses)[2]	7.50%	1.70%	3.64%	3.22%
Advisor Shares – Before Taxes	5.93%	2.47%	3.83%	3.87%
Investor Shares – Before Taxes	5.74%	2.30%	3.69%	3.73%

[1]	The Institutional Shares and Advisor Shares of the Fund’s predecessor fund commenced operations on November 21, 2012. Investor Shares commenced operations on December 18, 2013.
[2]	Index returns shown are net of withholding taxes.
Portfolio Management
Investment Adviser
The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).
Portfolio Managers

James Syme, CFA	Paul Wimborne	Ada Chan
Senior Fund Manager	Senior Fund Manager	Senior Fund Manager
Length of Service: Since 2012*	Length of Service: Since 2012*	Length of Service: Since 2022

*	Served as portfolio manager of the Fund’s predecessor.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
JOHCM Emerging Markets Opportunities Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FUND SUMMARY
JOHCM Global Select Fund
Investment Objective
The investment objective of the JOHCM Global Select Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.87%	0.87%	0.87%	0.87%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.26%	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.14%	1.24%	1.39%	1.14%
Fee Waivers and Reimbursements[1]	‑0.16%	‑0.16%	‑0.16%	‑0.16%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.98%	1.08%	1.23%	0.98%

[1]
JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.96%, 1.06%, 1.21%, and 0.96% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.96%, 1.06%, 1.21%, and 0.96% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$100	$346	$612	$1,372
Advisor Shares	$110	$378	$666	$1,486
Investor Shares	$125	$424	$745	$1,655
Class Z Shares	$100	$346	$612	$1,372
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86.19% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of U.S. and non-U.S. companies, including in preferred stock, rights, and warrants. The Fund normally invests at least 40% of its assets in companies located in countries other than the U.S., provided that the Fund reserves the flexibility to invest as little as 30% of its assets in companies located outside the U.S. when market conditions are unfavorable. Notwithstanding the previous sentence, the Fund may invest a percentage lower than 40% in such non-U.S. securities if the weighting of non-U.S. securities in the Fund’s performance benchmark (currently, the MSCI ACWI Index) drops below 45%, in which case the minimum level investments in non-U.S. securities must remain within 5% of the benchmark’s weighting (e.g., if the weighting of non-U.S. securities in the Fund’s performance benchmark is 38%, the minimum level for investing in non-U.S. securities for the Fund would be 33%). Typically, the Fund invests in a number of different countries, including emerging markets. The Fund may invest in companies of any size, including small- and mid-capitalization companies, in order to achieve its objective.
The portfolio managers seek to identify and make investments based on a multi-dimensional investment process, considering a number of factors, including growth, valuation, size, momentum, and beta. Beta measures the volatility of a stock relative to the overall market. The Fund utilizes a core investment style with a growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges, which means that the Fund generally invests in larger, more established companies, but would expect to invest a somewhat greater portion of its assets in smaller, growth companies than would a typical large cap mutual fund. The GARP investment strategy is a blend of growth and value investing and seeks to find companies that have strong earnings growth at a good price. The Fund seeks those stocks, sectors, and countries with the potential to cause positive earnings surprises, with sustainably high or increasing return on equity, and with attractive valuations. The investment process utilizes a combination of bottom-up investing and top-down asset allocation that typically results in a portfolio of 30 to 60 holdings. Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential of individual issuers. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the portfolio managers evaluate, among other things, the financial condition and management of a company, its industry, stability of the country in which the company is located, and the interrelationship of these variables over time.
Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.
Investments are predominantly in common stock, however the Fund also expects to gain some of its equity exposure indirectly, such as through purchasing depositary receipts, exchange-traded funds (“ETFs”) and/ or participatory notes. Participatory notes (commonly known as “P-notes”) are instruments that provide exposure to, primarily, equity securities of issuers listed on a non-U.S. exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear. The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

Equity Securities Risk. The risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.
Active Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
GARP Investment Strategy Risk. GARP investing involves buying stocks that the portfolio managers believe have reasonable price/earnings ratios in relation to the relevant company’s current or expected future earnings growth rate. To the extent the Fund uses a GARP investing strategy, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.
Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain non-U.S. exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	04/01/2020 – 06/30/2020 – 25.06%
Worst quarter:	04/01/2022 – 06/30/2022 – (18.97%)

Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception[1]
Institutional Shares – Before Taxes	18.33%	8.25%	7.15%	8.91%
Institutional Shares – After Taxes on Distributions	11.19%	4.87%	5.02%	7.05%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	14.70%	6.27%	5.57%	7.18%
MSCI ACWI Index (reflects no deductions for fees or expenses)[2]	17.49%	10.06%	9.23%	9.54%
Advisor Shares – Before Taxes	18.29%	8.15%	7.06%	8.81%

[1]
The Institutional Shares and Advisor Shares of the Fund’s predecessor fund commenced operations on March 22, 2013. Investor Shares had not yet commenced operations as of the periods ended December 31, 2024.

[2]	Index returns shown are net of withholding taxes.
Portfolio Management
Investment Adviser
The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).
Portfolio Managers

Christopher J.D. Lees, CFA	Nudgem Richyal, CFA
Senior Fund Manager	Senior Fund Manager
Length of Service: Since 2009*	Length of Service: Since 2009*

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
JOHCM Global Select Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FUND SUMMARY
JOHCM International Opportunities Fund
Investment Objective
The investment objective of the JOHCM International Opportunities Fund (the “Fund”) is to achieve long-term, risk-adjusted total return by investing in a portfolio of international equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.67%	0.67%	0.67%	0.67%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.43%	1.53%	1.68%	1.43%
Fee Waivers and Reimbursements[1]	‑0.92%	‑0.92%	‑0.92%	‑0.92%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.51%	0.61%	0.76%	0.51%

[1]
JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.50%, 0.60%, 0.75%, and 0.50% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2028, pursuant to a supplemental expense limitation agreement, between the Fund and the Adviser dated February 1, 2025 (the “Supplemental Expense Limitation Agreement”). Pursuant to the Supplemental Expense Limitation Agreement, the Adviser (i) cannot recoup any waiver or reimbursement made pursuant to the Supplemental Expense Limitation Agreement and (ii) will suspend the payment of any recouped waivers or reimbursements provided for under the expense limitation agreement between the Adviser and Trust dated June 13, 2024 (the “Primary Expense Limitation Agreement”), until February 1, 2028, the termination date of the Supplemental Expense Limitation Agreement. The Supplemental Expense Limitation Agreement and Primary Expense Limitation Agreement may be terminated by the Board of Trustees, and certain amounts waived or reimbursed may be recouped by the Adviser after February 1, 2028. The Supplemental Expense Limitation Agreement and Primary Expense Limitation Agreement are described in more detail under “MANAGEMENT OF THE FUNDS—Fund Recoupment Arrangements” in the Fund’s prospectus.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected in the 1-year example and for the first three years of the 3-, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$52	$164	$502	$1,458
Advisor Shares	$62	$297	$654	$1,661
Investor Shares	$78	$344	$734	$1,828
Class Z Shares	$52	$164	$502	$1,458
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.16% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal market conditions, primarily in equity securities of companies located outside the United States, including those located in emerging market countries. The Fund may invest in non-U.S. companies of any size, including small- and mid-capitalization companies, to achieve its objective. Equity securities include common and preferred stocks and include rights and warrants to subscribe to common stock or other equity securities. The Fund may achieve its equity exposure either directly or indirectly, such as through depositary receipts or participatory notes, though it does not use such indirect instruments for purposes of creating leverage. The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. These countries may change from time to time.
The Fund operates as a “diversified” investment company and will typically own between 25-50 holdings. The portfolio managers aim to achieve above-average risk-adjusted total returns. The portfolio managers seek to achieve this through investing in a benchmark-agnostic portfolio what they believe to be of attractively-valued, high-quality companies with lower-than-average volatility (as measured against peers or relevant indices), over the medium term of three to five years. The portfolio managers seek to assess intrinsic value of such companies based on long term competitive advantages and cash flow expectations. They prioritize companies that they believe can generate cash profits reliably over many years and have opportunities to pay dividends and/or reinvest some of those profits at high rates of return. The portfolio managers look for opportunities where the capital markets underappreciate and misprice quality characteristics and growth potential. The portfolio managers believe that many market participants underestimate the potential for change and improvement of individual companies because they focus on and extrapolate a narrow range of backward-looking metrics such as recent earnings growth and returns on capital.
The portfolio managers believe that a key risk to any investor is permanent impairment of capital from owning overvalued assets. Overvaluation may result either from strong share price performance or from a deterioration in the expected intrinsic value of the underlying business. Therefore, the Fund maintains a valuation discipline intended to ensure that assets are only bought when they are attractively valued, in absolute terms, with reference to their estimated intrinsic value, and are sold when they become overvalued on the same basis.
Consistent with the Fund’s absolute valuation discipline, the portfolio managers may determine to delay reinvestment of sale proceeds or other available cash immediately, instead holding positions in cash and cash equivalents, including money market funds, potentially in an amount up to 20% of the net assets of the Fund, while examining and awaiting available investment opportunities.
Additionally, as part of the research and security selection processes, the portfolio managers ordinarily consider financially material environmental, social and governance (“ESG”) factors that they believe have the potential to adversely affect the long-term performance of a company. In doing so, the portfolio managers conduct their own proprietary ESG analysis, in addition to having access to third-party analytics sources such as Sustainalytics and MSCI, which they may use to augment or contextualize their own analysis. The portfolio managers’ ESG analysis is conducted on a company-by-company basis and does not place greater emphasis on any particular environmental, social or governance factor. The objective of the analysis is to identify both risks, which may result in a decision not to invest, and opportunities for engagement, where the portfolio managers judge that this has the potential to yield positive outcomes by bolstering the company’s path to improvement.

Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear. The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
ESG Factor Risk. Considering ESG factors when evaluating an investment may result in the selection or exclusion of certain investments based on the Adviser’s view of these factors and carries the risk that the Fund may underperform funds that do not take ESG factors into account. In evaluating an issuer, the Adviser may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of related risks and opportunities.
Equity Securities Risk. The risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Geographic Focus Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.
Active Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.

Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security.
Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain non-U.S. exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	10/01/2022 – 12/31/2022 – 22.26%
Worst quarter:	01/01/2020 – 03/31/2020 – (17.90%)

Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception[1]
Institutional Shares – Before Taxes	4.68%	6.55%	6.63%
Institutional Shares – After Taxes on Distributions	3.16%	5.23%	5.42%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	3.58%	4.90%	4.99%
MSCI EAFE Index (reflects no deductions for fees or expenses)[2]	3.82%	4.73%	6.18%

[1]	The Institutional Shares of the Fund’s predecessor fund commenced operations on September 29, 2016.
[2]	Index returns shown are net of withholding taxes.
Portfolio Management
Investment Adviser
The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).
Portfolio Managers

Robert Lancastle, CFA	Ben Leyland, CFA
Senior Fund Manager	Senior Fund Manager
Length of Service: Since 2016*	Length of Service: Since 2016*

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
JOHCM International Opportunities Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FUND SUMMARY
JOHCM International Select Fund
Investment Objective
The investment objective of the JOHCM International Select Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.84%	0.84%	0.84%
Distribution (Rule 12b-1) Fees	None	0.25%	None
Other Expenses[1]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.95%	1.20%	0.95%
Fee Waivers and Reimbursements[2]	0.00%	‑0.02%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.95%	1.18%	0.95%

[1]	Restated to reflect current expenses.
[2]
JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.95%, 1.18%, and 0.95% for Institutional Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$97	$303	$525	$1,166
Investor Shares	$120	$379	$658	$1,453
Class Z Shares	$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77.73% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund’s equity securities include common and preferred stock, rights and warrants. Typically, the Fund invests in a number of different countries, including emerging markets. The Fund may invest in companies of any size, including small- and mid capitalization companies, in order to achieve its objective.
The portfolio managers seek to identify and make investments based on a multi-dimensional investment process, considering a number of factors, including growth, valuation, size, momentum, and beta. Beta measures the volatility of a stock relative to the overall market. The Fund utilizes a core investment style with a growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges, which means that the Fund generally invests in larger, more established companies, but would expect to invest a somewhat greater portion of its assets in smaller, growth companies than would a typical large cap mutual fund. The GARP investment strategy is a blend of growth and value investing and seeks to find companies that have strong earnings growth at a good price. The Fund seeks those stocks, sectors, and countries with the potential to cause positive earnings surprises, with sustainably high or increasing return on equity, and with attractive valuations. The investment process utilizes a combination of bottom-up investing and top-down asset allocation that typically results in a portfolio of 30 to 60 holdings. Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential of individual issuers. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the portfolio managers evaluate, among other things, the financial condition and management of a company, its industry, stability of the country in which the company is located, and the interrelationship of these variables over time.
Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.
Investments are predominantly in common stock, however the Fund also expects to gain some of its equity exposure indirectly, such as through purchasing depositary receipts, exchange-traded funds (“ETFs”) and/ or participatory notes. Participatory notes (commonly known as “P-notes”) are instruments that provide exposure to, primarily, equity securities of issuers listed on a non-U.S. exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear. The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on international stocks.
Equity Securities Risk. The risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.
Active Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
GARP Investment Strategy Risk. GARP investing involves buying stocks that the portfolio managers believe have reasonable price/earnings ratios in relation to the relevant company’s current or expected future earnings growth rate. To the extent the Fund uses a GARP investing strategy, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.
Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain non-U.S. exchanges, and thus present similar risks to investing directly in such securities.
P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.

Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund. Historical performance for Investor Shares prior to its inception is based on the performance of Institutional Shares. The performance of Investor Shares has been adjusted to reflect differences in expenses. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	04/01/2020 – 06/30/2020 – 23.44%
Worst quarter:	04/01/2022 – 06/30/2022 – (20.53%)

Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception[1]
Institutional Shares – Before Taxes	0.10%	2.52%	4.37%	7.49%
Institutional Shares – After Taxes on Distributions	‑0.13%	1.82%	3.96%	7.14%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	0.51%	2.16%	3.62%	6.38%
MSCI EAFE Index (reflects no deductions for fees or expenses)[2]	3.82%	4.73%	5.20%	6.05%
Investor Shares – Before Taxes	‑0.15%	2.27%	4.11%	7.25%

[1]
While Institutional Shares of the Fund’s predecessor fund commenced operations on July 29, 2009, Institutional Shares began investing consistent with its investment objective on July 30, 2009. Investor Shares commenced operations on March 31, 2010.

[2]	Index returns shown are net of withholding taxes.
Portfolio Management
Investment Adviser
The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).
Portfolio Managers

Christopher J.D. Lees, CFA Senior Fund Manager Length of Service: Since 2009*	Nudgem Richyal, CFA Senior Fund Manager Length of Service: Since 2009*

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
JOHCM International Select Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FUND SUMMARY
Regnan Sustainable Water and Waste Fund
Investment Objective
The investment objective of Regnan Sustainable Water and Waste Fund (the “Fund”) is to seek to achieve long-term capital appreciation by investing in a global equity portfolio of companies along the water and waste value chains.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	6.66%	6.66%	6.66%	6.66%
Total Annual Fund Operating Expenses	7.41%	7.51%	7.66%	7.41%
Fee Waivers and Reimbursements[2]	‑6.52%	‑6.52%	‑6.52%	‑6.52%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.89%	0.99%	1.14%	0.89%

[1]	Other Expenses are estimated for the current fiscal year.
[2]
JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.89%, 0.99%, 1.14%, and 0.89% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3-year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
Institutional Shares	$91	$1,597
Advisor Shares	$101	$1,624
Investor Shares	$116	$1,665
Class Z Shares	$91	$1,597
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a global equity portfolio of companies the portfolio managers believe, based on such companies’ activities and public disclosures, have the potential to contribute solutions to global water- or waste-related challenges and which satisfy their criteria for possessing sustainable attributes (as described further below).
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that have a material business involvement in water or waste solutions and that meet the portfolio managers’ sustainability criteria. The portfolio managers consider business involvement in water or waste solutions to be material if at least 50% of a company’s activities (as measured by sales, earnings, or similar metrics) are derived from a product or service in the water or waste value chain that addresses water or waste solutions. The water value chain is the range of activities implicated in the transport, management and use of water. The waste value chain is the range of activities implicated in the transport, storage and management of waste in any of its forms (whether liquid, solid or gas).

•
Water solutions include, but are not limited to water production; water conditioning and desalination; water supply; water treatment, transport, and dispatching; treatment of wastewater; water infrastructure equipment and services; water-related construction; and related consulting and engineering services as well as other related services or industries.

•
Waste solutions include, but are not limited to waste collection, transporting, sorting, and recycling; sewage treatment plants; hazardous waste management; air filtering and cleaning; sanitization; site remediation; pollution prevention and control; sustainable packaging; environment planning; as well as consulting, engineering and other services related to the foregoing.

The portfolio managers monitor around 350 companies that make up the Fund’s current investment universe and seek to identify companies along the water and waste value chains that, in their opinion, provide solutions to global water-or waste-related challenges. The portfolio managers consider water-related challenges to include but not be limited to: improving access to drinking water, repairing and maintaining water transportation infrastructure and advancing water treatment processes. The portfolio managers consider waste-related challenges to include but not be limited to: improving waste management safety and efficiency and finding sustainable solutions to capacity constraints relating to the management of waste in any of its forms.
The portfolio managers analyze specific companies through a rigorous stock-selection process that simultaneously combines bottom-up analysis of business quality, a valuation assessment of absolute upside potential and ESG research to construct a portfolio that normally holds between 35 and 50 stocks. The bottom-up analysis includes considerations such as revenue model analysis, profit analysis, history of cash generation, and balance sheet assessment to assess the valuation and appropriateness of candidates for inclusion in the portfolio. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a focus on the waste and water investment theme, a strong market position of such company within its sector, a sustainable business model, high quality management, a strong balance sheet, including the company’s ability to satisfy its short-term liabilities, and a demonstrated history of cash generation. The investment process does not target any particular allocation as between water solutions and waste solutions, and the mix of investments as between those two themes can vary significantly over time. The portfolio managers typically intend to hold investments for 3-5 years or more. Although the Fund is a global, unconstrained Fund which can invest in emerging markets and frontier markets as well as developed markets— and while the Fund does not apply a minimum or maximum limit on exposure to any single country—it is expected that the majority of the Fund’s holdings will be located in developed markets. The Fund has the flexibility to invest in companies at any market capitalization.

ESG Screening
The portfolio managers apply an enhanced principles-based ESG exclusion policy to screen out certain companies or practices based on specific ESG criteria they identify. A norms-based screening component excludes any company which the portfolio managers consider to have failed to conduct its business in accordance with accepted international norms, as set out in the United Nations Global Compact (including human rights, labor rights, environment, and anti-corruption). Additionally, a negative screening component excludes companies which have exposure to certain sectors, issuers or securities.
Sustainability
The portfolio managers then use both quantitative and qualitative factors to form an assessment of a company’s “sustainable” attributes, including for example audit data, workplace health and safety and remuneration. A company is considered to maintain sustainable attributes where the company meets minimum standards of environmental, social and governance (“ESG”) risk and sustainability management, as assessed by the portfolio managers. The portfolio managers will invest a minimum of 70% of the Fund’s net assets in companies which are maintaining sustainable attributes and a maximum of 30% of the Fund’s net assets in companies which demonstrate improving sustainable attributes.
This sustainability assessment uses a combination of measurements, including, but not limited to, ESG ratings provided by Morgan Stanley Capital International (“MSCI”) and the Adviser’s proprietary internal sustainability ratings. The Adviser assigns a score from 1-5 for each ESG factor (“E,” “S” and “G”) based on its assessment of the extent to which sustainability management contributes to sustained value creation and aggregates the “E”, “S”, and “G” factor scores to calculate a company’s overall score.
Companies rated BBB and above on MSCI’s ESG ratings are defined by the Adviser as maintaining sustainable attributes. Where an MSCI ESG rating is not available, companies rated above 2.5 by the Adviser’s proprietary rating system are defined as maintaining sustainable attributes. For the remaining companies, the Adviser assigns each such company a momentum assessment classification (“stable”, “improving” or “weakening”) to indicate the expected direction of change in the company’s overall ESG score. Companies classified as improving and companies which, in the view of the Adviser, demonstrate the potential for improvement and are collectively defined by the portfolio managers as demonstrating improving sustainable attributes.
The portfolio managers will seek to sell an investment if one of the following conditions has been met: (1) a change or development invalidates the investment case or implies the company would no longer pass the sustainability assessment, (2) they have identified a company that they believe offers a better solution to global water- or waste-related challenges or that they believe has a valuation that offers better risk-reward, (3) their trust in the company is damaged and/or the company is no longer willing to engage, or (4) the portfolio managers perceive that their long-term investment thesis for the holding is no longer valid.
Although the Fund does not expect to invest significantly in derivative instruments and generally does not hedge currency, it may do so at any time depending on market performance.
The Fund may invest in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”). The Fund may also participate in initial public offerings (“IPOs”).
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the Adviser evaluates ESG metrics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by the Adviser to fit within its sustainability criteria do not operate as anticipated. Although the Adviser seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The Adviser’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain. Because the Fund focuses on water-and waste-related investments, the Fund will be subject to a greater extent to risks associated with these value chains. Please see “Water-Related Risks” and “Waste-Related Risks” for more information on these specific risks.
Waste-related Risks. Companies operating in the waste water value chain can be affected by, among other things, availability and cost of labor to collect and transport waste, transportation costs, consumer and industry trends and subsequent waste volumes, regulatory changes on collection, and treatment of waste. These companies can also be affected by overall economic trends, government spending on related projects, and the cost of commodities.
Water-related Risks. Companies operating in the water value chain can be affected by, among other things, irrigation and industrial usage trends, viability of infrastructure projects, regulatory changes on water usage, pricing, contamination and reusability, and environmental factors such as floods and droughts. These companies can also be affected by overall economic trends, interest rates, government spending on related projects, and the cost of commodities.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Currency Risk. Investments in foreign countries are also subject to currency risk. As the Fund’s investments in foreign securities are generally denominated in foreign currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Derivatives Risk. The Fund may use derivatives (including futures and forward contracts) to hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs may be subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively-managed ETF may not track the performance of the reference asset; and (5) a passively-managed ETF may hold troubled securities. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.
IPO Risk. The Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Limited History of Operations. The Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Long-Term Investment Strategy Risk. The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.
Active Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
Performance information for the Fund will be available after the Fund completes a full calendar year of operation. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Portfolio Management
Investment Adviser
The Fund’s adviser is JOHCM (USA) Inc (the “Adviser”).

Portfolio Managers

Bertrand Lecourt	Saurabh Sharma
Senior Fund Manager	Fund Manager
Length of Service: Since 2022 (inception)	Length of Service: Since 2022 (inception)
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Regnan Sustainable Water and Waste Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUNDS
Principal Investments and Strategies of Each Fund
JOHCM Emerging Markets Discovery Fund
Investment Objective: The investment objective of the JOHCM Emerging Markets Discovery Fund (the “Fund”) is to seek long-term capital appreciation.
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies that meet the portfolio managers’ “discovery criteria” and that are located in emerging markets, including frontier markets. Equity securities include common and preferred stocks, and include rights and warrants to subscribe to common stock or other equity securities. The Fund may achieve its equity exposure either directly or indirectly, such as through depositary receipts, exchange-traded funds (“ETFs”) and participatory notes (commonly known as “P-notes”). Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), and other countries with similar emerging market characteristics.
The portfolio managers seek to identify growth potential in companies that they believe are recovering (or will soon begin to recover) from market or business setbacks and therefore have the potential to outpace broader financial markets on a relative basis. Setbacks are company-, country- or sector-specific developments, which result in a negative market environment for a company’s business or the trading of its stock. Setbacks can include, among other things, failed product launches, supply chain issues, and economic or geopolitical instability in an emerging market country. In identifying those companies that they believe have the potential for recovery, the portfolio managers often seek companies with improving fundamentals and/or are taking actions to address recent or ongoing setbacks.
The portfolio managers primarily use a disciplined fundamental bottom-up research approach, namely by focusing on analyzing individual companies. As part of this approach, the portfolio managers aim to identify emerging market companies that they believe are inefficiently priced and that typically demonstrate one or more of the following positive growth characteristics: (1) industry players without overly significant competition and which are operating at high margins; (2) fast growing, flexible and responsive to changes; (3) able to achieve incremental gains in market share; and (4) have qualified management teams. In applying the Fund’s “discovery criteria” for selection of investments, the portfolio managers seek to identify companies that (1) exhibit one or more of the following characteristics: (a) are in emerging industries with pioneering business models, or (b) have innovative technologies that have the potential to disrupt the status quo, or (c) are offering products or services that are not yet widely available or adopted in the local market, with the potential for long-term growth, and (2) have market capitalizations below U.S. $8 billion at the time the issuer is first added to the Fund’s portfolio. If the Fund continues to hold securities of companies whose market capitalization subsequently exceed U.S. $8 billion after being added to the portfolio, they may continue to satisfy this criteria.
While the portfolio managers build the Fund’s portfolio primarily from a bottom-up growth philosophy and individual stock selection process they also consider top-down macroeconomic information, particularly in determining sector and country weightings in the portfolio. The portfolio managers consider the country and sector allocation of the Fund’s performance benchmark (the MSCI Emerging Markets Small Cap Index) but may depart from the benchmark’s allocations at any time. Emerging markets are typically more volatile than developed markets; frontier markets are generally smaller, less liquid, and less developed than emerging markets. The portfolio managers believe that consideration of top-down, macroeconomic factors will reduce the overall volatility of the Fund in certain market environments (thereby protecting capital) and reduce overall risk exposure. In selecting companies for investment, the portfolio managers also consider the investment risks associated with the liquidity of the company’s stock, taking into account the depth of the trading market for the company’s shares, and how reliable the company’s reporting (particularly its financial reporting) appears to be while also seeking to take advantage of market inefficiencies as to individual companies and industries.
Under normal circumstances, the Fund will typically hold securities of 70 to 120 companies. The Fund may invest a significant portion of its assets in issuers located in one country or a small number of countries. These countries may change from time to time. The portfolio managers may consider selling a security if the portfolio managers believe that company fundamentals are deteriorating, there is increased geopolitical or economic risk in that company’s local market, or if the portfolio managers identify a security that they believe offers a better investment opportunity regardless of market capitalization.
Given the portfolio managers’ investment process, the large number of holdings and the target markets in which the Fund invests, this sell discipline will typically result in annual portfolio turnover rates in excess of 100%.

While the Fund does not pursue active or frequent trading as a principal strategy, the nature of the portfolio frequently results in higher levels of portfolio turnover (in excess of 100% of the average value of its portfolio on an annualized basis) when the portfolio managers implement their strategy in certain economic and market conditions.
Investments are predominantly in common stock, however, the Fund may also purchase depositary receipts (including ADRs, EDRs, and Global Depositary Receipts (“GDRs”)), convertible and non-convertible preferred stock, and participatory notes. P-notes are instruments that provide exposure to, primarily, equity securities of issuers listed on a non-U.S. exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions.
The Fund expects to invest a portion of its assets in securities of developed markets companies that derive, or are expected to derive, a significant portion of their revenues from their operations in emerging or frontier markets. The Fund may also participate in initial public offerings (“IPOs”).
The Fund also may purchase futures contracts and other derivative contracts, including index derivatives for equities and currencies. Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may do so at any time. The Fund also may invest in physical currencies and spot and forward currency contracts. The Fund typically does not seek to hedge its exposure to non-U.S. dollar currencies.
As disclosed above, the Fund maintains its policy to invest at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund’s 80% Policy complies with recent amendments to Rule 35d-1 under the 1940 Act (the “Names Rule”). Prior to the adoption of this new 80% Policy on February 1, 2025, the Fund had adopted a somewhat different policy in compliance with the older formulation of the Names Rule. In order to satisfy certain notice requirements under the Names Rule, the Fund will continue comply with both the old and the new investment policies concurrently until May 1, 2025, after which time only the new 80% Policy will apply. The prior 80% policy reads as follows: “The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies located in emerging markets, including frontier markets.”
JOHCM Emerging Markets Opportunities Fund
Investment Objective: The investment objective of the JOHCM Emerging Markets Opportunities Fund (the “Fund”) is to seek long-term capital appreciation.
Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics. The Fund may invest in companies of any size, including small- and mid-capitalization companies. The Fund may also invest up to 5% of its assets in equity securities of companies located in frontier markets, which are generally smaller, less liquid, and less developed than emerging markets. The Fund’s portfolio managers may determine that an issuer is “located in” a particular country if the issuer is principally traded in or derives the majority of its profit or revenue from that country, among other considerations.
The equity securities in the Fund’s portfolio can include direct and indirect investments in common and preferred stocks, as well as rights and warrants to subscribe to equity securities. The Fund obtains indirect exposure to equity securities through instruments such as depositary receipts and participatory notes. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. While the Fund invests in publicly traded depositary receipts, in some cases the securities underlying the receipts are unquoted on stock exchanges.
The Fund utilizes a core investment style with a modest growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges to invest in equity securities of companies located in emerging markets. The GARP investment strategy is a blend of growth and value investing, which seeks to find companies that have strong earnings growth at a good price. The Fund combines top-down and bottom-up research to assess potential investments in the Fund. A top-down country view represents an assessment of the investment prospects in a country (in this case, a particular emerging market country) based on macroeconomic, geopolitical and other factors affecting the country as a whole. The portfolio managers seek to invest in companies that possess attractive fundamentals (for example, a company’s revenues, earnings, or management) and that fit with the portfolio managers’ top-down country views within the emerging markets. The portfolio is managed with reference to its performance benchmark, the MSCI Emerging Markets Index, as to country and sector allocations. The portfolio managers may depart from the benchmark’s allocations at any time. The Fund will typically own between 40 and 60 companies. The portfolio managers may consider selling a security (i) to manage overall portfolio risk, (ii) if they perceive an actual or potential deterioration in the company’s underlying business, (iii) if they identify a more attractive investment opportunity or (iv) to adjust the Fund’s country and sector allocations to more closely resemble the benchmark’s weightings.
The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. These countries may change from time to time. The Fund’s performance benchmark index currently includes substantial exposure to China. The Fund may also participate in IPOs.

JOHCM Global Select Fund
Investment Objective: The investment objective of the JOHCM Global Select Fund (the “Fund”) is to seek long-term capital appreciation.
Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of U.S. and non-U.S. companies, including in preferred stock, rights, and warrants. The Fund normally invests at least 40% of its assets in companies located in countries other than the U.S., provided that the Fund reserves the flexibility to invest as little as 30% of its assets in companies located outside the U.S. when market conditions are unfavorable. Notwithstanding the previous sentence, the Fund may invest a percentage lower than 40% in such non-U.S. securities if the weighting of non-U.S. securities in the Fund’s performance benchmark (currently, the MSCI ACWI Index) drops below 45%, in which case the minimum level investments in non-U.S. securities must remain within 5% of the benchmark’s weighting (e.g., if the weighting of non-U.S. securities in the Fund’s performance benchmark is 38%, the minimum level for investing in non-U.S. securities for the Fund would be 33%). Typically, the Fund invests in a number of different countries, including emerging markets. The Fund may invest in companies of any size, including small- and mid-capitalization companies, in order to achieve its objective.
The portfolio managers seek to identify and make investments based on a multi-dimensional investment process, considering a number of factors, including growth, valuation, size, momentum, and beta. Beta measures the volatility of a stock relative to the overall market. The Fund utilizes a core investment style with a growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges, which means that the Fund generally invests in larger, more established companies, but would expect to invest a somewhat greater portion of its assets in smaller, growth companies than would a typical large cap mutual fund. The GARP investment strategy is a blend of growth and value investing and seeks to find companies that have strong earnings growth at a good price. The Fund seeks those stocks, sectors, and countries with the potential to cause positive earnings surprises, with sustainably high or increasing return on equity, and with attractive valuations. The investment process utilizes a combination of bottom-up investing and top-down asset allocation that typically results in a portfolio of 30 to 60 holdings. Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential of individual issuers. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the portfolio managers evaluate, among other things, the financial condition and management of a company, its industry, stability of the country in which the company is located, and the interrelationship of these variables over time. Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.
Investments are predominantly in common stock, however the Fund also expects to gain some of its equity exposure indirectly, such as through purchasing depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)), exchange-traded funds (“ETFs”) and/or participatory notes. Participatory notes (commonly known as “P-notes”) are instruments that provide exposure to, primarily, equity securities of issuers listed on a non-U.S. exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions.
The Fund may consider selling a security if the portfolio managers believe that there is an actual or potential deterioration in the company’s underlying business, its sector, or its country or if the portfolio managers identify a security that they believe offers a better investment opportunity.
JOHCM International Opportunities Fund
Investment Objective: The investment objective of the JOHCM International Opportunities Fund (the “Fund”) is to achieve long-term, risk-adjusted total return by investing in a portfolio of international equity securities.
Principal Investment Strategies: The Fund invests, under normal market conditions, primarily in equity securities of companies located outside the United States, including those located in emerging market countries. The Fund may invest in non-U.S. companies of any size, including small- and mid-capitalization companies, to achieve its objective. Equity securities include common and preferred stocks and include rights and warrants to subscribe to common stock or other equity securities. The Fund may achieve its equity exposure either directly or indirectly, such as through depositary receipts or participatory notes, though it does not use such indirect instruments for purposes of creating leverage. The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. These countries may change from time to time.
The Fund operates as a “diversified” investment company and will typically own between 25-50 holdings. The portfolio managers aim to achieve above-average risk-adjusted total returns. The portfolio managers seek to achieve this through investing in a benchmark-agnostic portfolio of what they believe to be attractively-valued, high-quality companies with lower-than-average volatility (as measured against peers or relevant indices), over the medium term of three to five years. The portfolio managers seek to assess intrinsic value of such companies based on long term competitive advantages and cash flow expectations. They prioritize companies that they believe can generate cash profits reliably over many years and have opportunities to pay dividends and/or reinvest some of those profits at high rates of return. The portfolio managers look for opportunities where the capital markets underappreciate and misprice quality characteristics and growth potential. The portfolio managers believe that many market participants underestimate the potential for change and improvement of individual companies because they focus on and extrapolate a narrow range of backward- looking metrics such as recent earnings growth and returns on capital.
The portfolio managers believe that a key risk to any investor is permanent impairment of capital from owning overvalued assets. Overvaluation may result either from strong share price performance or from a deterioration in the expected intrinsic value of the underlying business. Therefore, the Fund maintains a valuation discipline intended to ensure that assets are only bought when they are attractively valued, in absolute terms, with reference to their estimated intrinsic value, and are sold when they become overvalued on the same basis. The portfolio managers may also consider selling a security if there is a change in the company’s risk/return profile, if they identify a more attractive investment opportunity. Consistent with the Fund’s absolute valuation discipline, the portfolio managers may determine to delay reinvestment of sale proceeds or other available cash immediately, instead holding positions in cash and cash equivalents, including money market funds, potentially in an amount up to 20% of the net assets of the Fund, while examining and awaiting available investment opportunities.
Additionally, as part of the research and security selection processes, the portfolio managers ordinarily consider financially material environmental, social and governance (“ESG”) factors, that they believe have the potential to adversely affect the long-term performance of a company. In doing so, the portfolio managers conduct their own proprietary ESG analysis, in addition to having access to third-party analytics sources such as Sustainalytics and MSCI, which they may use to augment or contextualize their own analysis. The portfolio managers’ ESG analysis is conducted on a company-by-company basis and does not place greater emphasis on any particular environmental, social or governance factor. The objective of the analysis is to identify both risks, which may result in a decision not to invest, and opportunities for engagement, where the portfolio managers judge that this has the potential to yield positive outcomes by bolstering the company’s path to improvement.
JOHCM International Select Fund
Investment Objective: The investment objective of the JOHCM International Select Fund (the “Fund”) is to seek long-term capital appreciation.
Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund’s equity securities include common and preferred stock, rights, and warrants. Typically, the Fund invests in a number of different countries, including emerging markets. The Fund may invest in companies of any size, including small- and mid capitalization companies, in order to achieve its objective.
The portfolio managers seek to identify and make investments based on a multi-dimensional investment process, considering a number of factors, including growth, valuation, size, momentum, and beta. Beta measures the volatility of a stock relative to the overall market. The Fund utilizes a core investment style with a growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges, which means that the Fund generally invests in larger, more established companies, but would expect to invest a somewhat greater portion of its assets in smaller, growth companies than would a typical large cap mutual fund. The GARP investment strategy is a blend of growth and value investing and seeks to find companies that have strong earnings growth at a good price. The Fund seeks those stocks, sectors, and countries with the potential to cause positive earnings surprises, with sustainably high or increasing return on equity, and with attractive valuations. The investment process utilizes a combination of bottom-up investing and top-down asset allocation that typically results in a portfolio of 30 to 60 holdings. Bottom-up investing utilizes techniques such as fundamental analysis to assess growth and value potential of individual issuers. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the portfolio managers evaluate, among other things, the financial condition and management of a company, its industry, stability of the country in which the company is located, and the interrelationship of these variables over time. Top-down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.
Investments are predominantly in common stock, however the Fund also expects to gain some of its equity exposure indirectly, such as through purchasing depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)), exchange-traded funds (“ETFs”) and/or participatory notes. Participatory notes (commonly known as “P-notes”) are instruments that provide exposure to, primarily, equity securities of issuers listed on a non-U.S. exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions.
The Fund may consider selling a security if the portfolio managers believe that there is an actual or potential deterioration in the company’s underlying business, its sector, or its country or if the portfolio managers identify a security that they believe offers a better investment opportunity.

Regnan Sustainable Water and Waste Fund
Investment Objective: The investment objective of Regnan Sustainable Water and Waste Fund (the “Fund”) is to seek to achieve long-term capital appreciation by investing in a global equity portfolio of companies along the water and waste value chains.
Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in a global equity portfolio of companies the portfolio managers believe, based on such companies’ activities and public disclosures, have the potential to contribute solutions to global water- or waste-related challenges and which satisfy their criteria for possessing sustainable attributes (as described further below).
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that have a material business involvement in water or waste solutions and that meet the portfolio managers’ sustainability criteria. The portfolio managers consider business involvement in water or waste solutions to be material if at least 50% of a company’s activities (as measured by sales, earnings, or similar metrics) are derived from a product or service in the water or waste value chain that addresses water or waste solutions. The water value chain is the range of activities implicated in the transport, management and use of water. The waste value chain is the range of activities implicated in the transport, storage and management of waste in any of its forms (whether liquid, solid or gas).

•
Water solutions include, but are not limited to water production; water conditioning and desalination; water supply; water treatment, transport, and dispatching; treatment of wastewater; water infrastructure equipment and services; water-related construction; and related consulting and engineering services as well as other related services or industries.

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Waste solutions include, but are not limited to waste collection, transporting, sorting, and recycling; sewage treatment plants; hazardous waste management; air filtering and cleaning; sanitization; site remediation; pollution prevention and control; sustainable packaging; environment planning; as well as consulting, engineering and other services related to the foregoing.

The portfolio managers monitor around 350 companies that make up the Fund’s current investment universe and seek to identify companies along the water and waste value chains that, in their opinion, provide solutions to global water- or waste-related challenges. The portfolio managers consider water-related challenges to include but not be limited to: improving access to drinking water, repairing and maintaining water transportation infrastructure and advancing water treatment processes. The portfolio managers consider waste-related challenges to include but not be limited to: improving waste management safety and efficiency and finding sustainable solutions to capacity constraints relating to the management of waste in any of its forms.
The portfolio managers analyze specific companies through a rigorous stock-selection process that simultaneously combines bottom-up analysis of business quality, a valuation assessment of absolute upside potential and ESG research to construct a portfolio that normally holds between 35 and 50 stocks. The bottom-up analysis includes considerations such as revenue model analysis, profit analysis, history of cash generation, and balance sheet assessment to assess the valuation and appropriateness of candidates for inclusion in the portfolio. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a focus on the waste and water investment theme, a strong market position of such company within its sector, a sustainable business model, high quality management, a strong balance sheet, including the company’s ability to satisfy its short-term liabilities, and a demonstrated history of cash generation. The investment process does not target any particular allocation as between water solutions and waste solutions, and the mix of investments as between those two themes can vary significantly over time. The portfolio managers typically intend to hold investments for 3-5 years or more. Although the Fund is a global, unconstrained Fund which can invest in emerging markets and frontier markets as well as developed markets— and while the Fund does not apply a minimum or maximum limit on exposure to any single country—it is expected that the majority of the Fund’s holdings will be located in developed markets. The Fund has the flexibility to invest in companies at any market capitalization.
ESG Screening
The portfolio managers apply an enhanced principles-based ESG exclusion policy to screen out certain companies or practices based on specific ESG criteria they identify. A norms-based screening component excludes any company which the portfolio managers consider to have failed to conduct its business in accordance with accepted international norms, as set out in the United Nations Global Compact (including human rights, labor rights, environment, and anti-corruption). Additionally, a negative screening component excludes companies which have exposure to certain sectors, issuers or securities. The below list includes the negative screening criteria applied to all investments of the Fund:

•	Derive 5% or more of their revenue from the extraction, exploration, or distribution of coal, or from thermal coal power generation.

•	Derive 5% or more of their total revenue from the extraction, exploration, distribution, or refinement of oil and/or natural gas, unless a science-based target is in place.

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Derive 5% or more of their total revenue from unconventional oil and gas products and services, including hydraulic fracturing, oil/tar sands, shale oil and/or gas, coal seam methane and Arctic drilling.

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Derive 5% or more of their total revenue from mining of uranium for the purpose of nuclear power generation, the generation of nuclear power, or the provision of products and services to the nuclear power industry.

•	Derive 5% or more of their total revenue from the production or distribution of tobacco, or related services (including tobacco-related products).

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Derive any revenue from manufacture of controversial weapons (such as anti-personnel mines, biological or chemical weapons, cluster munitions, depleted uranium weapons, nuclear weapons, white phosphorous weapons).

•	Derive any revenue from distribution of, or related services to producers of, controversial weapons.

•	Derive 5% or more of their total revenue from manufacture, or provision of related services to, conventional weapons or armaments.

•	Breach the United Nations Global Compact principles, where the breach is categorized by Institutional Shareholder Services as structural and severe.
Sustainability
The portfolio managers then use both quantitative and qualitative factors to form an assessment of a company’s “sustainable” attributes, including for example audit data, workplace health and safety and remuneration. A company is considered to maintain sustainable attributes where the company meets minimum standards of environmental, social and governance (“ESG”) risk and sustainability management, as assessed by the portfolio managers. The portfolio managers will invest a minimum of 70% of the Fund’s net assets in companies which are maintaining sustainable attributes and a maximum of 30% of the Fund’s net assets in companies which demonstrate improving sustainable attributes.
This sustainability assessment uses a combination of measurements, including, but not limited to, ESG ratings provided by Morgan Stanley Capital International (“MSCI”) and the Adviser’s proprietary internal sustainability ratings, which is a bottom-up analysis of ESG factors undertaken by experienced specialists. The methodology has been designed to promote comprehensive evaluation of ESG factors while also providing flexibility to incorporate company-specific considerations. The Adviser assigns a score from 1-5 for each ESG factor (“E,” “S” and “G”) based on its assessment of the extent to which sustainability management contributes to sustained value creation. A company’s overall ESG score aggregates the “E”, “S”, and “G” factor scores.
Companies rated BBB and above on MSCI’s ESG ratings are defined by the Adviser as maintaining sustainable attributes. Where an MSCI ESG rating is not available, companies rated above 2.5 by the Adviser’s proprietary rating system are defined as maintaining sustainable attributes.
For the remaining companies, the Adviser assigns each such company a momentum assessment classification (“stable”, “improving” or “weakening”) to indicate the expected direction of change in the company’s overall ESG score. Companies classified as improving (which includes companies that the portfolio managers perceive to demonstrate positive momentum in ESG/sustainability management, and takes into account trends in internal and/or external ratings) and companies which demonstrate the potential for improvement (based on the portfolio managers’ assessment of factors that they believe may positively impact a company’s management of ESG) are collectively defined by the portfolio managers as demonstrating improving sustainable attributes.
The portfolio managers will seek to sell an investment if one of the following conditions has been met: (1) a change or development invalidates the investment case or implies the company would no longer pass the sustainability assessment, (2) they have identified a company that they believe offers a better solution to global water- or waste-related challenges or that they believe has a valuation that offers better risk-reward, (3) their trust in the company is damaged and/or the company is no longer willing to engage, or (4) the portfolio managers perceive that their long-term investment thesis for the holding is no longer valid.
Although the Fund does not expect to invest significantly in derivative instruments and generally does not hedge currency, it may do so at any time depending on market performance.
The Fund may invest in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”). The Fund may also participate in initial public offerings (“IPOs”).

More Information about Investment Strategies Related to the Funds
In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies, and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective or its other investment policies. If a Fund invests in this manner, it may not achieve its investment objective.
In addition to its principal investment strategies, a Fund may use the investment strategies described below. A Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Funds’ other investment practices and their risks, you should read the SAI.
Temporary Defensive Strategies. The Funds seek to remain fully invested in accordance with their respective investment objectives. However, in an attempt to respond to adverse market, economic, political, or other conditions, a Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. These defensive positions may include investments in cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could prevent a Fund from achieving its investment objective.
Name Policy. Each Fund, except JOHCM Global Select Fund, JOHCM International Select Fund and the JOHCM International Opportunities Fund, has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). Each Fund’s 80% Policy is set forth in the SAI. Additional detail regarding the implementation of the policy is included in the “Fund Summary” section of this prospectus. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets its 80% Policy requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy. Each Fund’s 80% Policy is non-fundamental and can be changed by the Fund’s Board of Trustees without shareholder approval. A Fund will provide shareholders with at least 60 days’ prior notice of any changes to the Fund’s 80% Policy.
Location of Issuers. A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries or whether the issuer is located outside the U.S. more generally. Being “located in” a particular country reflects a judgment that an issuer is economically tied to that country, and in determining where an issuer is located for these purposes the Adviser will consider a number of factors, including but not limited to:

•	the markets in which the issuer’s securities are principally traded;

•	where the issuer’s headquarters, principal offices or operations are located;

•	where the issuer is organized; and

•	the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country.
No single factor will necessarily be determinative nor must all factors be present for the Adviser to determine where an issuer is located. The Adviser may weigh these factors differently with respect to different geographic policies, different countries or different series of Perpetual Americas Funds Trust (the “Trust”). The categorization of location of issuer for compliance testing purposes with respect to the Funds may differ from how other or different portfolio managers, investment professionals, or third parties assign the location of individual issuers.
Line of Credit and Borrowings. The Trust, on behalf of certain of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes.

The Credit Agreement permits the Funds to borrow up to an aggregate amount of $150 million, $50 million of which is committed (requires the lender to advance money to the borrower when requested) and $100 million of which is uncommitted (includes no obligation by the lender to loan funds when requested by the borrower) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn committed amounts under the credit facility, which is allocated to between the Funds, and, within each Fund, to each share class, on a pro rata basis, based on such Fund’s (or such share classes, as appropriate) average daily net asset value.
Cash-Sweep Program. The Funds may invest in a cash-sweep program administered by the Northern Trust Company, the Funds’ Administrator, through which a Fund’s cash holdings are placed in the Northern Institutional Funds Treasury Portfolio (the “Cash Sweep Portfolio”) a money market fund pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks. For example, money market fund sweep vehicles, such as the Cash Sweep Portfolio, are subject to market risks and are not subject to FDIC protection. As a shareholder of the Cash Sweep Portfolio, a Fund would bear, along with other shareholders, its pro rata portion of the Cash Sweep Portfolio’s expenses, including any advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
ESG Diligence Process. To determine whether an issuer meets the Regnan Sustainable Water and Waste Fund’s criteria for possessing a given environmental, social and governance attribute, a suite of core factors promotes comprehensive evaluation while also providing flexibility to incorporate company specific and novel considerations for each environmental, social or governance theme. Environmental factors include, for example, climate transition, physical impacts of climate change, water security and other environmental management. Social factors include, for example, human capital management and workplace health and safety. Governance factors include, for example, ethical conduct, board skills, structures and management, audit data, remuneration and other corporate governance.
Each new investment is assigned an MSCI ESG rating and/or a Sustainable Value Assessment (“SVA”), an internal ESG assessment. In producing ratings, the Regnan Sustainable Water and Waste Fund draws on a broad range of public data sources, such as company filings, MSCI ESG ratings and third-party data providers such as Sustainalytics, a leading independent ESG analytics firm. This enables the Regnan Sustainable Water and Waste Fund to form of views on ESG performance both from the company’s own reporting and from external stakeholders. SVA ratings for all stocks within the portfolio are updated on at least an annual basis, and can be initiated more frequently in response to new information deemed material to the current rating. Factors that might lead to such a rating include, for example, updates to corporate strategy, regulatory changes, legal developments, acquisitions or divestments, and board changes.
Emerging Markets. A number of Funds invest in companies located in emerging markets as part of their principal investment strategies. Unless otherwise stated in a Fund’s principal investment strategy, the Funds define emerging markets countries as those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.
Performance Comparisons to International Indexes. A Fund may compare its performance to one or more non-U.S. indexes prepared by MSCI. According to public disclosure made available by MSCI, the performance returns of such MSCI indexes are calculated net of foreign withholding taxes. Accordingly, performance information of such indexes presented in this prospectus reflects the net effect of foreign withholding tax.
Seed Capital Investments into the Funds. From time to time, the Adviser and/or its affiliates may invest “seed capital” in a Fund. These investments are generally intended to enable a Fund or a share class of the Fund to commence investment operations and/or achieve sufficient scale to implement the Fund’s principal investment strategy. The Adviser and/or its affiliates are under no obligation to maintain any particular level of seed capital investments in a Fund, and they can redeem their investments at any time and without prior notice. As with redemptions by other large shareholders, redemptions of seed capital could have a significant negative impact on a Fund, including on the liquidity of the Fund’s investment portfolio and the net asset value (“NAV”) of the Fund shares. The form of a seed investor’s contribution and any redemption activity by a seed investor can affect, including adversely, the tax efficiency of a Fund.
When the Adviser or an affiliate provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption of seed capital could benefit the seed investor and create a conflict for the Adviser if the seed investor’s interests diverge from those of a Fund. For example, the seed investor may choose to redeem its shares at a time when a Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including redemption activity by a seed investor, is that investors remaining in a Fund will bear a proportionately higher share of Fund expenses following the redemption.
The Adviser and/or its affiliates may vote proxies (and have voted proxies in the past) for the shares they have received in exchange for seed capital. If seed capital investments account for a significant portion of a Fund’s outstanding shares, the Adviser and/or its affiliates may have the ability to determine the outcome of any matter affecting and voted on by shareholders of the Fund.

Summary of Principal and Non-Principal Risks
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Adviser’s dependence, for certain of the Funds, on a quantitative strategy, and the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Allocation Risk. To the extent a Fund uses an asset allocation strategy as part of its investment strategy, there is a risk that the Fund’s allocation among sectors and countries will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment strategies, or that the investments themselves will not produce the returns expected.
Benchmark and Reference Rate Risk. The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, variable interest entities (“VIEs”) risks, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. U.S. or non-U.S. government sanctions or other government’s interventions could preclude a Fund from making certain investments in China or result in a Fund selling investments in China at disadvantageous times or prices. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Additionally, in China, U.S. ownership of Chinese companies in certain sectors (including by U.S. persons and entities, inclusive of U.S. mutual funds) is prohibited. In order to facilitate non-U.S. investment, many Chinese companies have created VIEs that allow non-U.S. investors, through the use of contractual arrangements, to both exert a degree of control and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. Although VIEs are a longstanding industry practice and have been well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted U.S. investors could suffer substantial, detrimental, and possibly permanent effects with little or no recourse available. VIE structures do not offer the same level of investor protections as direct ownership. Investors may experience losses if VIE structures are altered or disputes emerge over control of the VIE. In December, 2021, the China Securities Regulatory Commission and China’s National Development and Reform Commission published draft rules that, if declared effective, will establish a new regulatory framework for VIEs. These proposed rules acknowledge VIEs for the first time and propose the tightening of regulations around VIEs, however not all details on how these new regulations would work in practice are clear at this stage. It remains unclear whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.

CLO Risk. Collateralized loan obligations (“CLOs”) issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche and the type of the underlying debts and loans in the tranche. Investments in subordinate tranches may carry greater risk. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Because the underlying assets in CLOs are loans, in the event an underlying loan is subject to liquidity risks such as the risk of extended settlement, investments in the corresponding CLOs may be indirectly subject to the same risks.
Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non-U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free- floating against the U.S. dollar. A Fund is not required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, the Adviser and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on a Fund or its investors. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees.
Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non-voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
Derivatives Risk. A derivative is an instrument with a value based on the performance of an underlying financial asset, index, or other measure. The types of derivatives that might be used by a Fund may include futures and forward contracts, options, swaps, and other similar instruments. The use of derivative contracts may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivatives can be complex and may perform in ways unanticipated by the Adviser. Derivatives may be volatile, difficult to value, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non-U.S. investments. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established healthcare systems.

Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.
Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A sub-set of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, a Fund may experience a return that is different from that of the referenced equity security.
Equity-linked instruments also subject a Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of a Fund’s investment.
ESG Factor Risk. To the extent portfolio managers of a Fund incorporate environmental, social and/or governance considerations (“ESG factors”) into their investment process, the Fund will be subject to risks associated with the relevant ESG factors. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.
In general, use of ESG factors in the securities selection process will affect a Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG factor analysis; and may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG factors are incorporated and whether such investments are in or out of favor.
Successful incorporation of ESG factors into a Fund’s overall investment strategy will depend on its portfolio managers’ ability to identify and analyze financially material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.

ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs may be subject to the following additional risks: (1) the market price of an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively-managed ETF may not accurately track the performance of the reference asset; and (5) a passively- managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.
Euro-and Eurozone-Related Risk. To the extent a Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states.
European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties.
These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent a Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of a Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that a Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Fixed Income Risk. Some Funds may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases.
Your investment will decline in value if the value of a Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain. Because the Regnan Sustainable Water and Waste Fund focuses on water-and waste-related investments, the Regnan Sustainable Water and Waste Fund will be subject to a greater extent to risks associated with these value chains. Please see “Water-Related Risks” and “Waste-Related Risks” below for more information on these specific risks.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds investments in growth stocks, a Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
GARP Investment Strategy Risk. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to the relevant company’s earnings growth rate. To the extent a Fund uses a GARP investing strategy, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions. To the extent a Fund’s GARP investment strategy incorporates value investing, the Fund will be subject to the risks associated with value securities. See “Value Investing Risk” below.
Hedging Risk. Some Funds may invest in hedging assets. Hedging is a strategy in which a Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
High Yield (“Junk Bond”) Investments Risk. Some Funds may invest in high yield securities, also known as “junk bonds,” which have a higher risk of issuer default or may be in default. The securities are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. In particular, lower-rated high yield securities (CCC or below) are subject to a greater degree of credit risk than higher-rated high yield bonds. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. A characteristic of the high yield bond is the issuance of securities under Rule 144A, many with registration rights. Some Funds may invest in high yield securities issued under Rule 144A, with or without registration rights.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of non-U.S. capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. To the extent a Fund invests in investments in India, it may be subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long- term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.
Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at the Adviser, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Limited History of Operations. The Regnan Sustainable Water and Waste Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser or its affiliates may contribute “seed capital” in connection with the launch of a Fund to commence operations prior to investment by third parties. Seed capital may represent ownership of up to 100% of a Fund during its initial phase of operation and, in limited circumstances, during subsequent periods. It is anticipated that over time this percentage will decrease. Funds with higher percentages of seed capital may exhibit different portfolio dynamics or performance profiles than those with a lower percentage of seed capital.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays, such as the week-long closure of Chinese securities markets that occurs annually in October. The U.S. Securities and Exchange Commission (the “SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of a Fund’s investments being classified as illiquid investments.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans.

Long-Term Investment Strategy Risk. The Regnan Sustainable Water and Waste Fund pursues long-term investment approaches, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to their benchmark indices or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolios. The market price of a Fund’s investments may fluctuate daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Short- and medium-term price fluctuations may be especially pronounced in less developed markets or in companies with lower market capitalizations in which the Fund may invest.
Investments in certain industries or markets may be subject to wider variations in performance as a result of special risks common to such markets or industries. For example, water-related companies may be impacted by extreme weather events such as floods or droughts, or by worldwide technological developments or statutory or regulatory changes, quickly rendering their business models and services outdated.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from U.S. federal income tax.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.
Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issues, and/or non-U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non-U.S. Securities Risk. Non-U.S. securities risk is the risk associated with investments in issuers located in non-U.S. countries. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non-U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. U.S. government tariffs, sanctions or other actions directed at a particular country could adversely impact issuers in that country.
Other risks associated with investing in non-U.S. securities include, among other things, imposition of exchange control regulation by the U.S. or non-U.S. governments, U.S. and non-U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non-U.S. nations. There may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the U.S. and certain non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, non-U.S. withholding or other taxes reduce a Fund’s return on non-U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non-U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non-U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non-U.S. entities to honor their contractual commitments.
Participatory Notes Risk. Participatory notes are equity access products structured as debt obligations issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Some participatory notes may be considered illiquid and, therefore, will be subject to a Fund’s percentage limitation for investments in illiquid securities. The Funds may take long or short positions in participatory notes.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.

Preferred Stock Risk. A Fund may invest in preferred stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
REIT Risk. Real estate investment trusts (“REITs”) are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small-Cap and Mid-Cap Company Risk. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
South Korea Risk. To the extent a Fund invests in investments located in South Korea, the Fund will be susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, Regnan Sustainable Water and Waste Fund (for purposes of this risk, the “Fund”) may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Although the Adviser seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The Adviser’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Because the Adviser evaluates ESG metrics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. There is a risk that the information that the Adviser uses in evaluating an issuer may be incomplete, inaccurate or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, the Adviser’s assessment of whether an issuer fits within its sustainability criteria is made at the time of purchase and as a result, there is a risk that the issuers identified by the Adviser will not operate as anticipated and will no longer fit within the Adviser’s sustainability criteria. Further, the regulatory landscape with respect to sustainable investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to sustainable investing.
Taiwan Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact a Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent a Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union (“Brexit”). After years of negotiations, a trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Waste-related Risks. Companies operating in the waste water value chain can be affected by, among other things, availability and cost of labor to collect and transport waste, transportation costs, consumer and industry trends and subsequent waste volumes, regulatory changes on collection, and treatment of waste. These companies can also be affected by overall economic trends, government spending on related projects, and the cost of commodities.
Water-related Risks. Companies operating in the water value chain can be affected by, among other things, irrigation and industrial usage trends, viability of infrastructure projects, regulatory changes on water usage, pricing, contamination and reusability, and environmental factors such as floods and droughts. These companies can also be affected by overall economic trends, interest rates, government spending on related projects, and the cost of commodities.
Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio holdings is available in the SAI.
PRIOR RELATED PERFORMANCE OF SIMILAR ACCOUNTS
The Regnan Sustainable Water and Waste Fund (the “Fund” for purposes of this section) has performance history that is shorter than the performance history of other accounts and/or funds managed similarly by the Fund’s portfolio management team. The following tables set forth historical performance information for an open-ended investment company (OEIC) and UCITS that have a substantially similar investment objective, policy and strategy as the Fund and are managed by the same portfolio managers. The portfolio managers have managed similar strategies as employees of other investment managers prior to September 13, 2021, however, the underlying funds in the Regnan Sustainable Water and Waste Fund Composite (the “Composite”) are limited to include only accounts managed during the portfolio managers’ time at the Adviser, which they joined in 2021. The referenced accounts comprise all substantially similar strategies managed by the Adviser and its affiliates.
The data for the Composite is provided to illustrate the past performance of the Fund’s portfolio managers in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The accounts in the Composite are separate and distinct from the Fund; the performance of the Composite is not intended as a substitute for the Fund’s performance and should not be considered a prediction of the future performance of the Fund or of the portfolio management team.
The Composite’s performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis, and assume the reinvestment of dividends, capital gains and other earnings. All returns are net of trading costs, without provision for U.S. federal or state income taxes. The Composite’s performance information is calculated on the basis of the returns of underlying accounts denominated in currencies other than U.S. dollars (specifically, British Pounds (GBP)) and the returns of those accounts have been converted to U.S. dollars as of each reference date, prior to factoring those accounts into the Composite’s performance. Converting an underlying account denominated in a foreign currency to U.S. dollars will impact total annual returns for the Composite. “Net of Fees” figures also reflect the deduction of all fees applicable to the accounts in the Composite including a bundled fee (which includes all effective charges for management fees, custody and other administrative fees) and performance fees. “Gross of Fees” figures show performance without taking into account the deductions of any fees.
Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by linking the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The underlying accounts included in the Composite may be subject to lower expenses than the Fund and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the underlying accounts would have been less favorable had the underlying accounts been subject to the same expenses as the Fund and may have been less favorable had they been regulated as investment companies under the federal securities laws.
The returns set forth below may not be representative of the results that may be achieved by the Fund in the future, in part because the past results are not necessarily indicative of future results. In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions, market conditions and other factors. The effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.
The table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for the period ended September 30, 2024.
Prior Performance of a Similar Account Relating to the Fund

Since Inception[1]
Comparable Account (Net of Fees)	7.25%
Comparable Account (Gross of Fees)	8.55%
MSCI All Country World NR Index (Benchmark)	8.09%

[1]	The Composite’s inception date is October 1, 2021.
MANAGEMENT OF THE FUNDS
Investment Adviser
JOHCM (USA) Inc (“JOHCM USA” or the “Adviser”) serves as the investment adviser to the Funds. Its principal place of business is 1 Congress Street, Suite 3101, Boston, MA, 02114. JOHCM USA is an indirect wholly owned subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As investment adviser to the Funds, subject to the Board’ of Trustees’ supervision, JOHCM USA continuously reviews, supervises, and administers each Fund’s investment program. JOHCM USA also ensures compliance with each Fund’s investment policies and guidelines. For its services, the Adviser is entitled to a management fee, as set forth below, which is calculated daily and paid monthly based on the average daily net assets of each Fund. As of September 30, 2024, JOHCM USA had approximately $11.18 billion in assets under management.
Under the Funds’ Investment Advisory Agreement, the Adviser is paid an annual management fee from each Fund as follows:

Fund	Management Fee (as percentage of average daily net assets)
JOHCM Emerging Markets Discovery Fund	1.05%
JOHCM Emerging Markets Opportunities Fund	0.90%
JOHCM Global Select Fund	0.87%
JOHCM International Opportunities Fund	0.75%
JOHCM International Select Fund	0.84%
Regnan Sustainable Water and Waste Fund	0.75%
A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds, is included in the Fund Form N-CSR for the period during which the Board of Trustees approved the contract, except that, in the case of a new Fund, a discussion of the basis of the Board of Trustees’ approval of the Fund’s initial Investment Advisory Agreement is included in the Fund’s initial filing on Form N-CSR. The Board of Trustees’s cycle for the Funds’ contract renewals typically occurs in December each year.

Participating Affiliate Arrangements
JOHCM USA has entered into a personnel-sharing arrangement with its United Kingdom-based affiliate, J O Hambro Capital Management Limited, and with its Singapore-based affiliate, JOHCM (Singapore) Pte. Limited (“JOH Singapore”). Pursuant to this arrangement, certain employees of J O Hambro Capital Management Limited and JOH Singapore, as “participating affiliates,” serve as “associated persons” of JOHCM USA and, in this capacity, are subject to the oversight of JOHCM USA and its Chief Compliance Officer. These associated persons will, on behalf of JOHCM USA, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Funds in accordance with the investment objectives, policies and limitations set forth in the Prospectus and SAI. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. While J O Hambro Capital Management Limited is currently registered as an investment adviser with the SEC, while acting as a participating affiliate of JOHCM USA, its associated persons will be subject to the policies and procedures of JOHCM USA. J O Hambro Capital Management Limited may in the future deregister as an investment adviser in the US, but such deregistration would not affect the participating affiliate arrangement through which it provides services to the Funds. JOH Singapore is not registered as an investment adviser with the SEC.
In addition, trading personnel will be shared across the affiliates referenced above, and execution of trades may be done by personnel employed by these affiliated entities, in each case subject to the participating affiliate arrangements described above. JOHCM USA expects to execute a substantial portion of each Fund’s trading orders through personnel and systems housed at J O Hambro Capital Management Limited and at JOH Singapore.
Fund Recoupment Arrangements
The Adviser has contractually agreed to waive fees and reimburse expenses of each Fund to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed amounts specified in each Fund Summary, as applicable. Generally, if it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Funds’ Investment Advisory Agreement.
Predecessor Fund Recoupment Arrangements
Under the Third Amended and Restated Expense Limitation Agreement dated June 13, 2024 between the Adviser and the Trust (the “Primary Expense Limitation Agreement”), which references previous investment advisory agreements between certain series of Advisers Investment Trust, to which the Funds, with the exception of Regnan Sustainable Water and Waste Fund, now serve as accounting successors (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”), and J O Hambro Capital Management Limited, an affiliate of the Adviser that served as the investment adviser to each Predecessor Fund, J O Hambro Capital Management Limited agreed to waive investment management fees and reimburse certain Predecessor Funds for other expenses of the Predecessor Fund (including, but not limited to, organizational and offering costs), to the extent necessary to limit the total operating expenses of the Predecessor Funds (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)). To the extent that J O Hambro Capital Management Limited waived the investment advisory fees and/or reimbursed the Predecessor Funds for such other ordinary expenses, the Adviser may seek reimbursement of a portion or all such amounts from the respective Funds into which those Predecessor Funds have merged at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause any Fund’s ordinary operating expenses to exceed the expense limitation that was in place with respect to the relevant Predecessor Fund when the fees were waived or expenses reimbursed. The Adviser will generally seek recoupment only in accordance with the terms of any expense limitation that is in place with respect to the relevant Fund at the time of recoupment.
Fund Recoupment Arrangement Under the Supplemental Expense Limitation Agreement for JOHCM International Opportunities Fund
Solely with respect to JOHCM International Opportunities Fund (for the purposes of this paragraph, the “Fund”), the Trust and the Adviser have entered into a Second Amended and Restated Supplemental Expense Limitation Agreement dated as of February 1, 2025 (the “Supplemental Expense Limitation Agreement”). Under the Supplemental Expense Limitation Agreement, the Adviser has contractually agreed to waive additional fees and reimburse additional expenses to the extent that Total Annual Fund Operating

Expenses of the Fund (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.50%, 0.60%, 0.75%, and 0.50% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2028. The waiver/reimbursement under the Supplemental Expense Limitation Agreement is imposed only after the fee waiver and expense reimbursement outlined in the Primary Expense Limitation Agreement has been fully applied. Under the Supplemental Expense Limitation Agreement, the Adviser (i) cannot recoup any supplemental waiver/reimbursement and (ii) will suspend the payment of any recoupment provided for under the Primary Expense Limitation Agreement until February 1, 2028, the termination date of the Supplemental Expense Limitation Agreement. Unlike the Primary Expense Limitation Agreement, which contemplates automatic renewal and continuation from year to year, the Supplemental Expense Limitation Agreement may not be renewed or extended past February 1, 2028. It is expected that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements will revert to a higher level following February 1, 2028.
As of September 30, 2024, the following Funds are subject to recoupment by the Adviser of fees previously waived or reimbursed by J O Hambro Capital Management Limited and/or JOHCM (USA) Inc:

Fund Name	Amount Available for Recoupment	Amount of Recoupment expiring on September 30, 2027	Amount of Recoupment expiring on September 30, 2026	Amount of Recoupment expiring on September 30, 2025
JOHCM Emerging Markets Discovery Fund	$454,878	$181,624	$165,037	$108,217
JOHCM Emerging Markets Opportunities Fund	$94,148	$86,068	$8,080	N/A
JOHCM Global Select Fund	$195,561	$99,663	$69,362	$26,536
JOHCM International Opportunities Fund	$229,835	$113,830	$63,071	$52,934
JOHCM International Select Fund	$686,830	$395,879	$290,951	N/A
Portfolio Management
The Funds are managed using a team-based approach. Each of the Funds is managed jointly and primarily by one or more investment professionals and may be supported by analysts. The members of the Funds’ management teams, and the name of the Fund for which each team member is responsible, are listed below. Each individual listed below is primarily responsible for the day-to-day management of the respective Fund’s portfolio.
Emery Brewer
Senior Fund Manager
JOHCM Emerging Markets Discovery Fund
Emery Brewer is Senior Fund Manager of the J O Hambro Emerging Markets Small Cap strategy and joined JOHCM in March 2010, following a brief retirement from 2008 to 2010. He has over 28 years of experience in Emerging Markets equity fund management, gained while working at Driehaus Capital Management as well as at JOHCM. In December 1997, Emery founded the Driehaus Capital Management Emerging Markets Growth Fund which he managed for ten years until he left Driehaus in December 2007. In 1998, he founded the Driehaus International Discovery Fund. Prior to this, he was an analyst and manager for the Driehaus East Europe Fund.
Emery has a BSc in Economics from the University of Utah and a MBA from the University of Rochester.
Ada Chan
Senior Fund Manager
JOHCM Emerging Markets Opportunities Fund
Ada Chan joined the Adviser in April 2011. Ada is a Senior Fund Manager for the J O Hambro Global Emerging Markets Opportunities strategy. Prior to joining the Adviser, Ada spent three years at GMO LLC as an Investment Analyst. She previously worked at Baring Asset Management as an Equity Research Analyst. Prior to 2000, she worked as an International Management Trainee and Equity Research Intern at State Street Corporation and Salomon Smith Barney, respectively. Ada holds an MSc in Computer Information Systems and a BA in Business Administration, both from Boston University.

Dr. Ivo Kovachev
Senior Fund Manager
JOHCM Emerging Markets Discovery Fund
Dr. Ivo Kovachev is Senior Fund Manager of JOHCM Emerging Small Cap Markets strategy and joined JOHCM in March 2010. Prior to joining JOHCM, Ivo worked at Kinsale Capital Management from 2005 to 2008, where he was Chief Investment Officer. Prior to this role, he spent ten years at Driehaus Capital Management, from 1995 to 2005, most recently as Fund Manager for Driehaus European Opportunity Fund. Together with Emery Brewer, Ivo co-managed the Driehaus International Discovery Fund from 2002 to 2005. During his tenure with Driehaus Capital Management, he also contributed to the Emerging Markets Growth investment process for many years. From 1995 to 1998, Ivo worked on and then managed the Driehaus East Europe Fund. Ivo holds a MEng in Management Information Systems from the Prague School of Economics, MSc in Technology and Innovation Management from the University of Sussex. In addition, he holds a PhD in Industrial and Development Policy. Ivo is also a Fulbright Scholar, having attended the Thunderbird School of Global Management in Arizona (USA).
Robert Lancastle, CFA
Senior Fund Manager
JOHCM International Opportunities Fund
Robert Lancastle joined JOHCM in February 2012 and is the Senior Fund Manager of the J O Hambro Global Opportunities strategy (which launched in Q2 2012) and the J O Hambro International Opportunities strategy (which launched in Q3 2016). Prior to joining JOHCM, Robert worked for Orbis Investment Advisory from 2008 to 2012 as an Equity Analyst for the Orbis Global Equity strategy, focused on the retail, media, technology, oil & gas, and insurance sectors. Previously, Robert worked as a math and physics teacher at Wellington College.
Robert holds a BEng and MEng from Cambridge University and is a CFA charterholder.
Bertrand Lecourt
Senior Fund Manager
Regnan Sustainable Water and Waste Fund
Bertrand Lecourt joined JOHCM in April 2021. Bertrand leads the Thematic Investing strategy. He is Senior Fund Manager on the Regnan Sustainable Water and Waste strategy. Previously he was a Portfolio Manager at Fidelity International, where he launched and managed the Fidelity Funds—Sustainable Water & Waste Fund. Prior to joining Fidelity International in 2018 Bertrand was a Portfolio Manager at Polar Capital and the founder and CIO of Aquilys Investment Management. Before moving to the buyside, Bertrand was Head of Equity Research, France at Deutsche Bank and a utilities analyst at Dresdner Kleinwort Benson and Goldman Sachs. He holds an MSc in International Finance from HEC School of Management, France, an MSc in Money, Banking and Finance from Birmingham University, UK, and a DEA in Monetary Economics from Orleans University, France.
Christopher J.D. Lees, CFA
Senior Fund Manager
JOHCM Global Select Fund
JOHCM International Select Fund
Christopher Lees joined JOHCM in September 2008. Christopher is the Senior Fund Manager for the Funds’ Global and EAFE strategies. Before deciding to join JOHCM, Christopher spent more than 19 years at Baring Asset Management, most recently as Head of the firm’s Global Sector Teams. In addition to this role, Chris was Baring’s Lead Global High Alpha Manager and Lead Manager for the EAFE portfolios. Previously, he held positions as Senior Portfolio Manager, US Equity Team in Boston and as an Analyst in the UK Stock Selection as well as the firm’s Global Asset Allocation team. Chris is a CFA charterholder and holds a BSc with Honours in Geography from London University, England and has lived and worked in the US, Europe, and Asia.

Stephen Lew, CFA
Senior Fund Manager
JOHCM Emerging Markets Discovery Fund
Stephen Lew joined JOHCM in September 2013 and is Senior Fund Manager of the J O Hambro Emerging Markets Small Cap strategy. He has over 15 years’ experience in Emerging Markets equity fund management. Prior to joining JOHCM, from 2010 to 2012, Stephen was a Senior Portfolio Manager for Artio Global Investors. At Artio, he was responsible for managing the Asia ex-Japan sleeve of Artio International Equity Fund, Artio International Equity Fund II, and separately managed accounts. From 2005 to 2010, Stephen was the Senior Asia ex-Japan Analyst at Janus Capital Group. Between 1999 and 2005 he worked at Driehaus Capital Management along-side Emery Brewer and Ivo Kovachev as the Asia ex-Japan Analyst. Stephen has a BA in Business Economics and Japanese from the University of California, an MBA with concentration in Finance from the University of Chicago, Graduate School of Business and a CFA charterholder. He is a native Mandarin and conversational Japanese speaker.
Ben Leyland, CFA
Senior Fund Manager
JOHCM International Opportunities Fund
Ben Leyland joined JOHCM in April 2006 as an analyst and was subsequently promoted to Fund Manager for the JOHCM UK Opportunities Fund. Since 2012, Ben has been the Senior Fund Manager of the J O Hambro Global Opportunities and since 2016. The Senior Fund Manager of the J O Hambro International Opportunities strategy. He was previously at Schroder Investment Management as a financial analyst in their Pan-European equity research department. Ben is a CFA charterholder and holds a MA (Hons) in History from the University of Cambridge. He was vote one of Financial News’s 40 under 40 Rising Stars in Asset Management, 2015.
Nudgem Richyal, CFA
Senior Fund Manager
JOHCM Global Select Fund
JOHCM International Select Fund
Nudgem Richyal joined JOHCM in June 2008. Nudgem is a Senior Fund Manager for the Funds’ Global and EAFE strategies. Additionally, Nudgem is the Senior Fund Manager for JOHCM’s Global Sharia Compliant Equity Strategy. Prior to joining JOHCM, Nudgem spent more than seven years at Baring Asset Management (working closely with Christopher Lees), as an Investment Director within the Global Equity Group and investment manager of one of the largest Latin American funds in London (US $1.25 billion as of February 2008). Further responsibilities included the construction of a soft commodities portfolio and the development of global sector strategies. Before Baring, he worked at Hill Samuel Asset Management London for one year.
Nudgem is a CFA charterholder and holds a First Class BSc Honours Degree in Chemistry from the University of Manchester, England.
Saurabh Sharma
Senior Fund Manager
Regnan Sustainable Water and Waste Fund
Saurabh Sharma joined JOHCM in April 2021. Saurabh is part of the Thematic Investing strategy. He is a Fund Manager on the Regnan Sustainable Water and Waste strategy. Previously, he was an Assistant Portfolio Manager on the Fidelity Sustainable Water & Waste strategy and an Investment Director in Fidelity’s equity team. Prior to joining Fidelity in 2014, he worked as an equity research analyst for Moody’s Analytics (erst Copal Amba) from 2011 to 2014 and for Global Data from 2010 to 2011. He has an MBA in Finance from IBS, Hyderabad, India, and holds a CFA (ICFAI) degree. In addition, he is a CFA and CAIA charter holder.

James Syme, CFA
Senior Fund Manager
JOHCM Emerging Markets Opportunities Fund
James Syme joined the Adviser in May 2011. James is Senior Fund Manager for the J O Hambro Global Emerging Markets Opportunities strategy. Prior to joining the Adviser, James spent five years at Baring Asset Management (“Baring”) as the Head of Global Emerging Market Equities. At Baring, he and his colleague Paul Wimborne managed the Baring Global Emerging Markets Fund and thirteen other funds and segregated mandates with peak assets under management of over $4 billion. James previously worked at SG Asset Management for nine years as a portfolio manager and as Head of Global Emerging Markets. Previously, James was a portfolio manager at Henderson Investors and an analyst at H Clarkson. James is a CFA charterholder and holds a BA Honours Degree in Geography from the University of Cambridge, England.
Paul Wimborne
Senior Fund Manager
JOHCM Emerging Markets Opportunities Fund
Paul Wimborne joined the Adviser in April 2011. Paul is Senior Fund Manager for the J O Hambro Global Emerging Markets Opportunities strategy. Prior to joining the Adviser, Paul spent over four years at Baring Asset Management (“Baring”) as an investment manager in the Global Emerging Markets team led by James Syme. At Baring, Paul was lead or deputy manager for fourteen emerging markets mandates with peak assets under management of over $4 billion. He previously worked at Insight Investment for three years as a fund manager in the Emerging Markets & Asia team and for five years in the Emerging Markets team at Rothschild Asset Management. Paul holds a BSc Honours Degree in Management and Chemical Sciences from the University of Manchester Institute of Science and Technology, England and is an affiliate member of the CFA.
The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.
Administrator, Transfer Agent, Custodian, and Distributor
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Funds’ Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. The Funds have entered into a distribution agreement with Perpetual Americas Funds Distributors, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, to distribute shares of the Funds. The Distributor is a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), which is unaffiliated with the Adviser.
YOUR ACCOUNT
Pricing Your Shares
When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the NYSE, normally 4:00 p.m. Eastern time (“ET”)/ 3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received and deemed to be in good order by the Funds’ Transfer Agent or a financial intermediary. Only purchase orders received and deemed to be in good order by the Funds’ Transfer Agent before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Funds or a financial intermediary after the NYSE closes will be effective the following Business Day. The NAV of a Fund may change every day.
A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866-260-9549 (toll free) or 312-557-5913 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.
Valuing the Funds’ Assets
The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Each Fund generally uses pricing services to determine the market value of securities. Non-U.S. securities, currencies, and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.
In compliance with Rule 2a-5 of the 1940 Act, the Board of Trustees has designated the Adviser as the Funds’ “valuation designee” with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. The Adviser, in its role as the valuation designee, has established an internal committee (the “Committee”) comprised of select officers and staff of the Adviser to discharge its responsibilities under the Trust’s valuation procedures (the “Valuation Procedures”).
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or non-U.S. exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as valuation designee, will value a Fund’s assets at their fair value according to the Valuation Procedures approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, such security’s fair value will be determined by the Adviser using the Valuation Procedures, subject to oversight by the Board of Trustees.
In addition, fair value pricing may be used if events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Fund may use a systematic valuation model provided by a third-party pricing service to fair value its international equity securities.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Non-U.S. markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. On days when the U.S. markets are closed, a Fund’s shareholders will not be able to purchase or sell Fund shares. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholder generally would be subject to U.S. tax withholding on Fund distributions. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.
You may purchase shares directly from the Funds or through your broker or financial intermediary on any day the NYSE is open, subject to certain restrictions described below. Purchase requests received in good order by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the close of the NYSE) will be effective at that day’s share price. Purchase requests received in good order by the Funds or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following Business Day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.

Share Classes
The Funds offer multiple share classes. Each Fund offers four classes of shares through this Prospectus: Institutional, Advisor, Investor and Z Shares. Each class of shares of each Fund has the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. Your financial intermediary can help you determine which share class to purchase. You should choose a share class for which you are eligible, with the expense structure that best meets your needs.
The principal differences among the classes are as follows:

	Institutional	Advisor	Investor	Class Z
Minimum Initial Investment	$100,000	None	None	$10,000,000
Minimum Subsequent Investment	None	None	None	None
Sub- Accounting/Sub- Transfer Agency Expenses	Yes. Expenses may vary depending on the arrangements with financial intermediaries that offer Fund shares. Expenses are incurred pursuant to “fee for service” arrangements with financial intermediaries.	None	None	None
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Sales Charge (Load)	None	None	None	None
Redemption Fees	None	None	None	None
Institutional Shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub-accounting, sub-transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors (“sub-transfer agency fees”). Institutional Shares are expected to bear certain expenses associated with sub-transfer agency fees, which amounts may vary between the Funds. The minimum initial investment for Institutional Shares is $100,000. If you purchase Institutional Shares, you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Your financial intermediary can help you determine whether you are eligible to purchase Institutional Shares. Eligible Institutional Share investors primarily include:

•	individuals and institutional investors with a minimum initial investment of $100,000;

•
employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Funds or the Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•
officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates;

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•	Other investors for which the Fund or the Distributor has pre-approved the purchase.
Advisor Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Advisor Shares. If you purchase Advisor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub-transfer agency fees, but you will pay a 12b-1 fee not exceeding ten basis points (0.10%) of each Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Advisor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Investor Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares. If you purchase Investor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub-transfer agency fees, but you will pay a 12b-1 fee not exceeding twenty-five basis points (0.25%) of a Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Investor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Class Z Shares of the Funds require a minimum initial investment of $10,000,000. If you purchase Class Z Shares, you will not pay a sales charge at the time of purchase, a 12b-1 fee or sub-transfer agency fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
The following categories of investors and accounts may buy Class Z Shares of each Fund, provided that they do not require or receive sub-accounting or recordkeeping payments from the Fund:

•
Institutional investors, including, but not limited to, employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), endowments, foundations, insurance company general accounts, insurance company separate accounts, local, city, and state governmental institutions, and other tax-exempt entities that meet the requirements for qualification under Section 501 of the Code.

•	Unaffiliated U.S. registered mutual funds including those that operate as “fund of funds,” collective trust funds, investment companies or other pooled investment vehicles.

•	Other investors for which the Fund or the Adviser has pre-approved the purchase.
The following categories of investors and accounts qualify to buy Class Z Shares of each Fund but the $10 million investment minimum is waived:

•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) that invest through a record-keeper or third party retirement platform.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Clients (other than defined contribution employer sponsored retirement plans) of an institutional consultant where (a) the consultant has undertaken to provide certain services directly to the client with respect to the client’s investment in the Fund and (b) the Fund or the Distributor has notified that consultant in writing that the proposed investment is permissible.

•	Investment companies or other pooled vehicles that are managed by the Adviser or its affiliates.

•
Officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates.

•	Existing institutional separate account clients of the Adviser or its affiliates.

•	Investors for whom the Fund or the Adviser determines that a strategic reason exists for such a waiver.

•	Investors with an account which the Fund or the Adviser believes will grow to meet the investment minimum in the future.
The Funds reserve the right to modify or waive the eligibility requirements and investment minimums at any time.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. The Funds also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. Once the Funds are able to verify your identity, your investment will be accepted and processed at the next determined NAV. However, if we are unable to verify your identity, each Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Funds may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Funds’ behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

Each Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT). These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.
Compensation to Financial Intermediaries
It is expected that Institutional Class, Advisor Class, Investor Class and Class Z shares of the Funds will make payments, or reimburse the Adviser or its affiliates for payments they make, to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services (sometimes referred to as “sub-transfer agency” or “sub-TA” services). The amount of such payments and/or reimbursement is subject to the caps established by the Board of Trustees and is reviewed by the Trustees periodically.
Although the nature and extent of sub-transfer agency services provided to shareholders and the amount of sub-transfer agency fees charged to each class will vary among financial intermediaries, Institutional Class, Advisor Class, Investor Class and Class Z shares each bear sub-accounting expenses on a class-wide basis. This means that the sub-transfer agency fees you bear as a Fund shareholder may be greater than the sub-transfer agency fees charged by your financial intermediary to the Fund with respect to your investment. Advisor Class and Investor Class shares may make sub-transfer agency payments out of amounts authorized under distribution plans to be adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The Adviser also may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries for sub-transfer agency services they provide to their clients or customers that hold shares of the Funds. Payments generally are based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement.
Additional information concerning payments the Funds, the Adviser or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under “Payments to Financial Intermediaries.”
Fund Direct Purchases
You also may open a shareholder account directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38 Chicago, IL 60604

•	You must also call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Funds. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Funds or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

To Add to an Existing Account:

•	Call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201682900
Shareholder Account #PAFT1056 (ex. PAFT10561234567)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Funds.
Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-866-260-9549 (toll free) or 312-557-5913 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in a Fund on any day the NYSE is open, subject to certain restrictions described below. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/ 3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following Business Day.

The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions”. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and ask prices are available. They are distributed based on a weighted-average pro-rata basis of a Fund’s holdings to the redeeming shareholder. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account. The Funds typically expect to hold cash or cash equivalents to meet redemption requests. A Fund also may use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
By Mail

•	Send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38 Chicago, IL 60604

•	The redemption request must include:

1.	The number of shares or the dollar amount to be redeemed;

2.	The Fund account number; and

3.	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) is required but may be waived in certain (limited) circumstances if:

1.	The proceeds are to be sent elsewhere than the address of record, or

2.	The redemption is requested in writing and the amount is greater than $100,000.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866-260-9549 (toll free) or 312-557-5913 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 866-260-9549 (toll free) or 312-557-5913 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Perpetual Americas Funds
Trust c/o The Northern Trust
Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds
Trust c/o The Northern Trust
Company 333 South Wabash
Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required, but may be waived in certain (limited) circumstances if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•
information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call 866-260-9549 (toll free) or 312- 557-5913 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions
The Funds typically expect that they will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request although proceeds normally are paid within three (3) Business Days. If you are redeeming shares that have been purchased via ACH, the Funds may hold redemption proceeds until the purchase amount has been collected, which may be as long as five (5) Business Days after purchase date. For shares recently purchased by check, redemption proceeds may not be available until the check has cleared which may take up to five (5) days for the date of purchase. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. A redemption of shares is generally a taxable event for shareholders, regardless of whether the redemption request is satisfied in cash or in kind. As with any security, a shareholder will also bear taxes on any capital gain from the sale of a security received in a redemption in kind.
Involuntary Redemptions of Your Shares
If your account balance drops below $100,000 in the case of Institutional Shares, $250 in the case of Advisor Shares, $250 in the case of Investor Shares, or $10,000,000 in the case of Class Z Shares because of redemptions you may be required to sell your shares. The Funds will provide you at least thirty (30) days’ written notice to give you sufficient time to add to your account and avoid the sale of your shares.
How to Exchange Shares
You may exchange your shares for the same share class of another Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1-866-260-9549 (toll free) or 312-557-5913. The exchange privilege may be changed or canceled at any time upon sixty (60) days’ written notice.
You may also exchange your shares of one class of a Fund for shares of another class of the same Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. If you hold shares through a financial intermediary, your financial intermediary also may initiate an exchange between share classes in certain circumstances. You should consult your financial intermediary for details and read carefully any materials provided by the intermediary along with this prospectus. The Funds do not charge a fee for this privilege.
The Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the Funds’ judgment, the Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. An exchange between classes of shares of the same Fund is generally not taxable for U.S. federal income tax purposes. However, investors generally will realize a taxable gain or loss when exchanging shares of a Fund for shares of another Fund. The Funds do not provide tax advice; you should consult your own tax advisor. If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policy” below.
Market Timing Policy
Each Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term or efficient portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because each Fund invests its assets in non-U.S. securities, investors may seek to take advantage of time zone differences between the non-U.S. markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after non-U.S. market closing prices are established but before the NAV calculation, that are likely to result in higher prices in non-U.S. markets the next day. The market-timer would then redeem the Fund’s shares the next day when a Fund’s share price would reflect the increased prices in non-U.S. markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may: (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase or exchange orders from that investor, and disclaim responsibility for any consequential losses that the investor may incur related to the rejected purchases. Alternatively, the Funds may limit the amount, number, or frequency of any future purchases or exchanges and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Funds believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Funds through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Funds with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Funds. The Funds will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.
The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Funds may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Distribution Plans
The Funds have adopted a plan under Rule 12b-1 that authorizes Advisor Class and Investor Class shares to pay distribution fees. Fees under the plan will not exceed 0.10% for Advisor shares and 0.25% for Investor shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS
Fund Policy
On an annual basis, each Fund distributes substantially all of its net investment income to shareholders in the form of dividends.
Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Each Fund may distribute income dividends and capital gains more frequently, if necessary, to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.
Any undelivered checks or checks that are not cashed for six months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.
TAXES
Distributions
The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from a Fund, as well as on gains realized from your redemption of Fund shares. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI under “Tax Considerations.” This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state or local, or non-U.S. tax consequences before making an investment in a Fund.
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. Assuming a Fund so qualifies, the Fund will not be subject to U.S. federal income taxes to the extent it timely distributes all of its net investment income and any net realized capital gains to its shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet certain minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in the value of shareholders’ investments.
For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Certain distributions of qualified dividend income paid to a noncorporate U.S. shareholder may be subject to income tax at the applicable rate for long-term capital gain assuming holding period and certain other requirements are met.
Distributions of net capital gains (that is, the excess of net realized gains from the sale of investments that a Fund owned for more than one year over the net realized losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will generally be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.
If you are a taxable investor and invest in a Fund shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after a Fund has experienced appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”
Distributions from a Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-advantaged plan or account or are otherwise not subject to U.S. federal income tax). Due to the nature of the investment strategies used, distributions by a Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of a Fund’s distributions could vary in any given year.

Each Fund will mail to each shareholder after the close of the calendar year a U.S. Internal Revenue Service (“IRS”) Form 1099 setting forth the U.S. federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is generally subject to U.S. federal income tax. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. For individuals, any long-term capital gains you realize from selling, redeeming, or exchanging Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to its shareholders cost basis information when such shares are sold, redeemed, or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal and state income tax returns. A Fund’s shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs a Fund to withhold a portion of your distributions or proceeds. You should be aware that a Fund may be fined by the IRS for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, a Fund may make a corresponding charge against the account.
Non-U.S. Taxes
Income, proceeds and gains received by a Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. In certain instances, a Fund may elect to permit shareholders to claim a credit or deduction (but not both) for non-U.S. taxes (if any) borne with respect to non-U.S. securities income earned by the Fund. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who hold shares of a Fund through tax-advantaged arrangements, generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Tax Status for Retirement Plans and Other Tax-Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-advantaged account, dividend and capital gain distributions generally are not subject to current U.S. federal income taxes, but may be subject to U.S. federal income taxes upon a later withdrawal of monies from the plan or account. In general, these plans or accounts are governed by complex tax rules. You should consult with your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Net Investment Income Tax
An additional 3.8% tax may be imposed on distributions you receive from a Fund and gains from selling, redeeming, or exchanging your Fund shares.

SHAREHOLDER REPORTS AND OTHER INFORMATION
The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 866-260-9549 (toll free) or 312-557-5913 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
FINANCIAL HIGHLIGHTS
Financial information about Regnan Sustainable Water and Waste Fund is not provided because the Fund has not yet commenced operations. The following Financial Highlights tables are intended to help you understand the financial performance of each class of shares of each Fund, as applicable, for the past five fiscal years or since a Fund’s inception. Fund information for certain periods presented represent the past financial information for the applicable Fund’s Predecessor Fund. Some of this information reflects financial information for a single fund share. The Funds did not offer Class Z shares during the periods shown.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. The financial information for the fiscal year ended September 30, 2024 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm whose report, along with each Fund’s financial statements, is included in the Funds’ Form N-CSR filing. You can obtain the Form N-CSR filing, which contains more performance information, at no charge by calling 1-866-260-9549.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Advisor Shares
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
JOHCM Emerging Markets Discovery Fund	September 30, 2024	September 30, 2023		September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$12.59	$10.38		$18.35	$13.40	$11.62

Income (loss) from investment operations:
Net investment income(a)	0.12	0.03		0.07	0.01	0.15
Net realized and unrealized gains (losses) from investments and foreign currency	2.68	2.29		(3.22)	5.00	1.70

Total from investment operations	2.80	2.32		(3.15)	5.01	1.85

Less distributions paid:
From net investment income	(0.10)	(0.11)		(0.05)	(0.06)	(0.07)
From net realized gains	—	—		(4.77)	—	—

Total distributions paid	(0.10)	(0.11)		(4.82)	(0.06)	(0.07)

Change in net asset value	2.70	2.21		(7.97)	4.95	1.78

Net asset value, end of year	$15.29	$12.59		$10.38	$18.35	$13.40

Total return	22.35%	22.49	%(b)	(23.44%)	37.50%	15.95%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$7,826	$4,453		$8,946	$15,209	$14,365
Ratio of net expenses to average net assets	1.45%	1.59%		1.59%	1.63%	1.64%
Ratio of net investment income to average net assets	0.81%	0.27%		0.53%	0.06%	1.21%
Ratio of gross expenses to average net assets	1.75%	1.95%		1.86%	1.94%	2.29%
Portfolio turnover rate(c)	119.54%	155.29%		123.95%	163.54%	136.73%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	The Adviser reimbursed the Fund $12,829 during the period in connection with an error. Such reimbursement was 0.04% to the Fund’s total return on the payment date.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
JOHCM Emerging Markets Discovery Fund	September 30, 2024	September 30, 2023		September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$12.60	$10.39		$18.38	$13.42	$11.64

Income (loss) from investment operations:
Net investment income(a)	0.12	0.05		0.09	0.03	0.04
Net realized and unrealized gains (losses) from investments and foreign currency	2.69	2.28		(3.24)	5.00	1.83

Total from investment operations	2.81	2.33		(3.15)	5.03	1.87

Less distributions paid:
From net investment income	(0.13)	(0.12)		(0.07)	(0.07)	(0.09)
From net realized gains	—	—		(4.77)	—	—

Total distributions paid	(0.13)	(0.12)		(4.84)	(0.07)	(0.09)

Change in net asset value	2.68	2.21		(7.99)	4.96	1.78

Net asset value, end of year	$15.28	$12.60		$10.39	$18.38	$13.42

Total return	22.44%	22.58	%(b)	(23.44%)	37.60%	16.09%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$60,624	$45,886		$24,382	$32,279	$29,282
Ratio of net expenses to average net assets	1.36%	1.49%		1.49%	1.53%	1.54%
Ratio of net investment income to average net assets	0.86%	0.38%		0.71%	0.18%	0.33%
Ratio of gross expenses to average net assets	1.65%	1.87%		1.76%	1.84%	2.19%
Portfolio turnover rate(c)	119.54%	155.29%		123.95%	163.54%	136.73%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	The Adviser reimbursed the Fund $12,829 during the period in connection with an error. Such reimbursement was 0.04% to the Fund’s total return on the payment date.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Advisor Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM Emerging Markets Opportunities Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$10.35	$9.61	$12.69	$10.81	$10.75

Income (loss) from investment operations:
Net investment income(a)	0.19	0.18	0.29	0.20	0.08
Net realized and unrealized gains (losses) from investments and foreign currency	2.05	0.77	(2.87)	1.81	0.40

Total from investment operations	2.24	0.95	(2.58)	2.01	0.48

Less distributions paid:
From net investment income	(0.18)	(0.21)	(0.50)	(0.13)	(0.42)

Total distributions paid	(0.18)	(0.21)	(0.50)	(0.13)	(0.42)

Change in net asset value	2.06	0.74	(3.08)	1.88	0.06

Net asset value, end of year	$12.41	$10.35	$9.61	$12.69	$10.81

Total return	21.95%	9.83%	(21.18%)	18.64%	4.37%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$45,146	$37,590	$65,363	$81,462	$75,971
Ratio of net expenses to average net assets	1.14%	1.11%	1.10%	1.12%	1.20%
Ratio of net investment income to average net assets	1.75%	1.68%	2.55%	1.51%	0.81%
Ratio of gross expenses to average net assets	1.14%	1.11%	1.11%	1.13%	1.20%
Portfolio turnover rate(b)	37.00%	29.34%	41.23%	38.60%	53.30%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Investor Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM Emerging Markets Opportunities Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$10.33	$9.61	$12.67	$10.80	$10.74

Income (loss) from investment operations:
Net investment income(a)	0.18	0.17	0.28	0.19	0.08
Net realized and unrealized gains (losses) from investments and foreign currency	2.05	0.76	(2.88)	1.80	0.38

Total from investment operations	2.23	0.93	(2.60)	1.99	0.46

Less distributions paid:
From net investment income	(0.17)	(0.21)	(0.46)	(0.12)	(0.40)

Total distributions paid	(0.17)	(0.21)	(0.46)	(0.12)	(0.40)

Change in net asset value	2.06	0.72	(3.06)	1.87	0.06

Net asset value, end of year	$12.39	$10.33	$9.61	$12.67	$10.80

Total return	21.88%	9.63%	(21.33%)	18.42%	4.26%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$28,069	$24,014	$10,044	$9,854	$14,268
Ratio of net expenses to average net assets	1.29%	1.27%	1.25%	1.27%	1.35%
Ratio of net investment income to average net assets	1.60%	1.59%	2.43%	1.47%	0.76%
Ratio of gross expenses to average net assets	1.29%	1.27%	1.26%	1.28%	1.35%
Portfolio turnover rate(b)	37.00%	29.34%	41.23%	38.60%	53.30%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM Emerging Markets Opportunities Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$10.38	$9.64	$12.73	$10.85	$10.78

Income (loss) from investment operations:
Net investment income(a)	0.19	0.18	0.31	0.21	0.11
Net realized and unrealized gains (losses) from investments and foreign currency	2.07	0.77	(2.88)	1.81	0.39

Total from investment operations	2.26	0.95	(2.57)	2.02	0.50

Less distributions paid:
From net investment income	(0.19)	(0.21)	(0.52)	(0.14)	(0.43)

Total distributions paid	(0.19)	(0.21)	(0.52)	(0.14)	(0.43)

Change in net asset value	2.07	0.74	(3.09)	1.88	0.07

Net asset value, end of year	$12.45	$10.38	$9.64	$12.73	$10.85

Total return	22.14%	9.89%	(21.11%)	18.70%	4.56%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,102,835	$858,629	$575,508	$738,534	$543,987
Ratio of net expenses to average net assets	1.04%	1.04%	1.02%	1.02%	1.10%
Ratio of net investment income to average net assets	1.75%	1.69%	2.70%	1.61%	1.04%
Ratio of gross expenses to average net assets	1.05%	1.04%	1.03%	1.03%	1.10%
Portfolio turnover rate(b)	37.00%	29.34%	41.23%	38.60%	53.30%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Advisor Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM Global Select Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$12.26	$12.53	$21.39	$17.28	$16.41

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	0.07	0.03	0.01	(0.04)
Net realized and unrealized gains (losses) from investments and foreign currency	3.53	0.82	(5.22)	5.12	3.17

Total from investment operations	3.54	0.89	(5.19)	5.13	3.13

Less distributions paid:
From net investment income	(0.21)	(0.06)	(0.01)	—	(0.02)
From net realized gains	(1.09)	(1.10)	(3.66)	(1.02)	(2.24)

Total distributions paid	(1.30)	(1.16)	(3.67)	(1.02)	(2.26)

Change in net asset value	2.24	(0.27)	(8.86)	4.11	0.87

Net asset value, end of year	$14.50	$12.26	$12.53	$21.39	$17.28

Total return	30.96%	6.73%	(30.52%)	30.60%	21.26%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$7,409	$15,416	$26,125	$49,721	$39,213
Ratio of net expenses to average net assets	1.09%	1.09%	1.07%	1.07%	1.16%
Ratio of net investment income (loss) to average net assets	0.05%	0.55%	0.20%	0.04%	(0.28%)
Ratio of gross expenses to average net assets	1.25%	1.14%	1.07%	1.08%	1.16%
Ratio of expense recoupment to average net assets	—	—	—	—	—
Portfolio turnover rate(b)	86.19%	42.65%	54.44%	53.91%	40.21%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM Global Select Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$12.30	$12.58	$21.46	$17.32	$16.44

Income (loss) from investment operations:
Net investment income(a)	0.03	0.06	0.05	0.03	— (b)
Net realized and unrealized gains (losses) from investments and foreign currency	3.54	0.83	(5.24)	5.13	3.15

Total from investment operations	3.57	0.89	(5.19)	5.16	3.15

Less distributions paid:
From net investment income	(0.24)	(0.07)	(0.03)	—	(0.04)
From net realized gains	(1.09)	(1.10)	(3.66)	(1.02)	(2.23)

Total distributions paid	(1.33)	(1.17)	(3.69)	(1.02)	(2.27)

Change in net asset value	2.24	(0.28)	(8.88)	4.14	0.88

Net asset value, end of year	$14.54	$12.30	$12.58	$21.46	$17.32

Total return	31.13%	6.74%	(30.43%)	30.71%	21.43%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$46,763	$54,850	$255,895	$523,270	$422,745
Ratio of net expenses to average net assets	0.99%	0.99%	0.98%	0.98%	1.06%
Ratio of net investment income to average net assets	0.21%	0.50%	0.32%	0.13%	0.01%
Ratio of gross expenses to average net assets	1.15%	1.02%	0.99%	0.98%	1.06%
Portfolio turnover rate(c)	86.19%	42.65%	54.44%	53.91%	40.21%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount is less than $0.005 per share.
(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM International Opportunities Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$10.85	$8.31	$11.82	$10.48	$10.65

Income (loss) from investment operations:
Net investment income(a)	0.39	0.21	0.17	0.22	0.17
Net realized and unrealized gains (losses) from investments and foreign currency	2.34	2.54	(2.03)	1.39	(0.09)

Total from investment operations	2.73	2.75	(1.86)	1.61	0.08

Less distributions paid:
From net investment income	(0.07)	(0.21)	(0.27)	(0.17)	(0.23)
From net realized gains	—	—	(1.38)	(0.10)	(0.02)

Total distributions paid	(0.07)	(0.21)	(1.65)	(0.27)	(0.25)

Change in net asset value	2.66	2.54	(3.51)	1.34	(0.17)

Net asset value, end of year	$13.51	$10.85	$8.31	$11.82	$10.48

Total return	25.30%	33.32%	(17.89%)	15.39%	0.62%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$34,753	$1,973	$1,508	$3,465	$2,935
Ratio of net expenses to average net assets	0.50%	0.78%	0.88%	0.89%	0.89%
Ratio of net investment income to average net assets	3.12%	2.00%	1.66%	1.83%	1.60%
Ratio of gross expenses to average net assets	1.42%	4.20%	3.34%	5.73%	9.42%
Portfolio turnover rate(b)	44.16%	34.88%	68.19%	47.85%	64.62%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Investor Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM International Select Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$21.39	$17.73	$31.07	$27.53	$22.54

Income (loss) from investment operations:
Net investment income(a)	0.14	0.22	0.21	0.10	0.05
Net realized and unrealized gains (losses) from investments and foreign currency	4.06	3.69	(10.70)	4.25	5.11

Total from investment operations	4.20	3.91	(10.49)	4.35	5.16

Less distributions paid:
From net investment income	(0.38)	(0.25)	(0.23)	(0.04)	(0.17)
From net realized gains	—	—	(2.62)	(0.77)	—

Total distributions paid	(0.38)	(0.25)	(2.85)	(0.81)	(0.17)

Change in net asset value	3.82	3.66	(13.34)	3.54	4.99

Net asset value, end of year	$25.21	$21.39	$17.73	$31.07	$27.53

Total return	19.88%	22.13%	(37.43%)	15.94%	23.02%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$412,375	$356,041	$376,893	$800,457	$643,607
Ratio of net expenses to average net assets	1.21%	1.21%	1.21%	1.21%	1.23%
Ratio of net investment income to average net assets	0.61%	1.03%	0.82%	0.33%	0.20%
Ratio of gross expenses to average net assets	1.24%	1.23%	1.21%	1.21%	1.23%
Portfolio turnover rate(b)	77.73%	32.29%	58.91%	53.34%	43.51%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

PERPETUAL AMERICAS FUNDS TRUST
FINANCIAL HIGHLIGHTS
For the periods indicated

	Institutional Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
JOHCM International Select Fund	September 30, 2024	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020
Net asset value, beginning of year	$21.37	$17.74	$31.08	$27.53	$22.54

Income (loss) from investment operations:
Net investment income(a)	0.19	0.26	0.27	0.18	0.11
Net realized and unrealized gains (losses) from investments and foreign currency	4.05	3.70	(10.69)	4.24	5.11

Total from investment operations	4.24	3.96	(10.42)	4.42	5.22

Less distributions paid:
From net investment income	(0.44)	(0.33)	(0.30)	(0.10)	(0.23)
From net realized gains	—	—	(2.62)	(0.77)	—

Total distributions paid	(0.44)	(0.33)	(2.92)	(0.87)	(0.23)

Change in net asset value	3.80	3.63	(13.34)	3.55	4.99

Net asset value, end of year	$25.17	$21.37	$17.74	$31.08	$27.53

Total return	20.10%	22.41%	(37.27%)	16.24%	23.30%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$4,617,759	$4,911,162	$5,965,713	$12,273,819	$9,631,884
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.96%	0.98%
Ratio of net investment income to average net assets	0.82%	1.22%	1.05%	0.57%	0.45%
Ratio of gross expenses to average net assets	0.99%	0.98%	0.98%	0.97%	0.98%
Portfolio turnover rate(b)	77.73%	32.29%	58.91%	53.34%	43.51%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

Perpetual Americas Funds Trust
Notice of Privacy Policy & Practices
I. SAFEGUARDING PRIVACY
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
II. INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.
III. INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.
IV. INFORMATION WE MAY SHARE WITH AFFILIATES
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
V. SAFEGUARDING CUSTOMER INFORMATION
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.
We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.
We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and, except as described below, every year that you are a customer of the Trust, or anytime we make a material change to our privacy policy.
We may combine a privacy notice with another document (for example, an account statement, annual report, prospectus, trade confirmation) or may deliver the notice electronically where appropriate consent has been obtained. We generally will not deliver an annual notice as long as (i) we disclose non-public personal information only as described above policy, and (ii) we have not changed our policies and practices with regard to disclosing non-public personal information from the policies and practices that were disclosed in the most recent disclosure sent to consumers pursuant to this policy.

Investment Adviser
JOHCM (USA) Inc
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call 866-260-9549 (toll free) or 312-557-5913
To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.
Additional information about a Fund’s investments is available in the Trust’s annual and semi-annual report to shareholders and in Form N‑CSR. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find a Fund’s annual and semi-annual financial statements.
Call the Funds at 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business to request free copies of the SAI and the Trust’s annual and semi-annual reports, to request other information about the Funds, such as Fund financial statements and to make shareholder inquiries. You may also visit the JOHCM Emerging Markets Discovery Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, and JOHCM International Select Fund on the web at www.johcm.com/en-us/funds/ and Regnan Sustainable Water and Waste Fund at www.perpetual.com/funds/mutual-funds-equity/ to obtain free copies of the Trust’s SAI and annual and semi-annual reports, or write to the Trust at:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number: 811-23615

Trillium ESG Global Equity Fund
Institutional Shares (PORIX)
Investor Shares (PORTX)
Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)
Trillium ESG Small/Mid Cap Fund
Institutional Shares (TSMDX)
Investor Shares (Not currently offered)
Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)
PROSPECTUS DATED FEBRUARY 1, 2025
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY
Trillium ESG Global Equity Fund
Investment Objective
The Trillium ESG Global Equity Fund (the “Fund”) seeks long-term capital appreciation by investing in companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.14%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses[1]	0.99%	1.05%	1.20%	0.95%

[1]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, 1.09%, 1.24% and 0.99% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3‑, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$101	$315	$547	$1,213
Advisor Shares	$107	$334	$579	$1,283
Investor Shares	$122	$381	$660	$1,455
Class Z Shares	$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (July 1, 2024 through September 30, 2024), the Fund’s portfolio turnover rate was 5.55% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in companies the portfolio managers believe are leaders in managing risks and opportunities related to environmental, social and governance criteria, have above average growth potential, and are reasonably valued. The Fund invests in both U.S. and non-U.S. companies of any size or market capitalization. The Fund invests primarily in common stocks, either directly or indirectly. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund obtains indirect exposure to stocks and other equity securities through instruments such as depositary receipts, as described below. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet the Fund’s subadviser, Trillium Asset Management, LLC (“Trillium”), ESG criteria. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.”
Non-U.S. Investments. The Fund normally invests at least 40% of its net assets in companies located in countries other than the U.S., provided that the Fund reserves the flexibility to invest the lesser of 40% or the percentage of non-U.S. securities in the Fund’s performance benchmark (currently, the MSCI ACWI Index) less 10%. The Fund intends to invest in a broad array of countries, which may include companies located in frontier or emerging markets. In addition to acquiring direct ownership of equity securities of non-U.S. companies, the Fund may obtain investment exposure indirectly, including through depositary receipts. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy.
Portfolio Analysis and Construction. Trillium believes that the best long-term investments for the Fund are found in companies that have above-average financial characteristics and growth potential, while also contributing towards the goals of a sustainable global economy. Trillium believes that a company’s sound understanding of sustainability principles can demonstrate the qualities of innovation and leadership that tend to support the creation of a distinct competitive advantage and the building of long-term value. The portfolio managers identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process, including companies outside of the Fund’s benchmark.
In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The Fund may invest in companies of any size. Under normal circumstances, the portfolio managers attempt to mitigate risk through consideration of country and economic sector allocations. The intended outcome of the portfolio managers’ investment process is a portfolio that typically consists of between 75-120 companies.
In Trillium’s opinion, each company is unique in terms of its business and risk profile. In conducting fundamental and ESG analysis, the portfolio managers seek to identify certain traditional business qualities in each of the companies it considers for the Fund. Identifying companies that meet Trillium’s financial and ESG criteria is an important part of the process, while recognizing that it is also critical to make investments at reasonable valuations.

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When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry, sector, geographic region, or size. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Trillium applies its proprietary ESG analysis and screening for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to certain international standards, and also consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Trillium also reviews publicly available information provided from government agencies, news agencies and not-for-profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers look to achieve capital appreciation by investing in superior companies while also considering the Fund’s allocations and exposures across:

•	Economic sectors;

•	Countries or regions; and

•	Company size.
Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency hedging transactions. The Fund may also participate in IPOs.
ESG Considerations and Active Ownership. Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. The Fund will also exclude from consideration companies that

3

derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such potential investments are performing well. There is also a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

4

Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
IPO Risk. The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Performance Information
The Trillium ESG Global Equity Fund, a series of Professionally Managed Portfolios (the “Global Equity Predecessor Fund”) was reorganized into the Fund on October 30, 2023 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Global Equity Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Global Equity Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, the performance information is based on the performance of the Global Equity Predecessor Fund. The Retail Class shares of the Global Equity

5

Predecessor Fund were reorganized into the Investor Shares of the Fund on October 30, 2023. Historical performance for Institutional Shares prior to its inception is based on the performance of Investor Shares. The performance of Institutional Shares has been adjusted to reflect differences in expenses. After-tax returns are shown for the Fund’s Investor Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Investor Shares for year ended December 31

Best quarter:	04/01/2020 - 06/30/2020 – 18.50%
Worst quarter:	01/01/2020 - 03/31/2020 – (18.76%)
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception[1]
Investor Shares – Before Taxes (No Load)	7.60%	8.47%	9.22%	6.72%
Investor Shares – After Taxes on Distributions (No Load)	4.85%	7.14%	8.11%	6.19%
Investor Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	6.64%	6.63%	7.40%	5.73%
MSCI ACWI Net Total Return Index (USD) (reflects no deductions for fees or expenses)	17.49%	10.06%	9.23%	6.22%
Institutional Shares – Before Taxes (No Load)	7.86%	8.76%	9.51%	7.02%

[1]
The Institutional Shares of the Fund’s predecessor fund commenced operations on March 30, 2007. The Investor Shares of the Fund’s predecessor fund commenced operations on September 30, 1999. See above for a discussion of the Global Equity Predecessor Fund and its share classes.

6

Portfolio Management
Investment Advisers
Trillium is the Fund’s subadviser, subject to supervision by the Board of Trustees and the Adviser. The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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Portfolio Managers

Matthew Patsky, CFA	Jeremy Cote, CFA	Laura McGonagle, CFA
CEO of Trillium, Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Length of Service: Since 2018*	Length of Service: Since 2025	Length of Service: Since 2021*

*	Length of Service includes portfolio management services provided to the Global Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Trillium ESG Global Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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FUND SUMMARY
Trillium ESG Small/Mid Cap Fund
Investment Objective
The Trillium ESG Small/Mid Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.45%	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses	None	None	None	None
Total Annual Fund Operating Expenses	1.20%	1.30%	1.45%	1.20%
Fee Waivers and Reimbursements[2]	‑0.23%	‑0.23%	‑0.23%	‑0.23%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.97%	1.07%	1.22%	0.97%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.97%, 1.07%, 1.22%, and 0.97% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares respectively until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.97%, 1.07%, 1.22%, and 0.97% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3-, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$99	$358	$638	$1,434
Advisor Shares	$109	$389	$691	$1,548
Investor Shares	$124	$436	$770	$1,716
Class Z Shares	$99	$358	$638	$1,434
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (July 1, 2024 through September 30, 2024), the Fund’s portfolio turnover rate was 6.29% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria. The Fund’s subadviser, Trillium Asset Management, LLC (“Trillium”) defines small- and mid-cap companies as those having market capitalizations that, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500TM Index. As of September 30, 2024, the largest company in the Russell 2500TM Index had a market capitalization of $25.7 billion. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund may invest up to 20% of its total assets in the securities of non-U.S. issuers, including indirectly through instruments such as depositary receipts. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy. The Fund’s non-U.S. holdings may include companies located in frontier or emerging markets. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in initial public offerings (“IPOs”).
Portfolio Analysis and Construction. Trillium’s investment philosophy for the Fund is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance.
Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities.
Trillium’s investment process for the Fund is a bottom-up research process focused on identifying companies with high quality characteristics. These include, but are not limited to:

•	Financial statement integrity as determined by a review of financial ratios and company disclosures;

•	History of profitability, and/or positive and growing cash flow from operations;

•
Conservative debt management as measured by a review of leverage ratios and balance sheet analyses including debt to earnings before interest, taxes, depreciation and amortization, and debt to capitalization metrics;

•	Return on investment capital trends; and

•	Sector-relevant leadership on ESG policies and performance.

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Portfolio managers also qualitatively consider macroenvironment and geopolitical conditions, including interest rates, inflation trends, employment levels, and regional disputes in relation to overall portfolio construction. In constructing the portfolio, Trillium adheres to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to certain international standards, and also consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Trillium also reviews publicly available information provided from government agencies, news agencies and not-for-profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
ESG Considerations and Active Ownership. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and effective management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.
Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety.

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Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such potential investments are performing well. There is also a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

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Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
IPO Risk. The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The Trillium ESG Small/Mid Cap Fund, a series of Professionally Managed Portfolios (the “Small/Mid Cap Predecessor Fund”) was reorganized into the Fund on October 30, 2023 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Small/Mid Cap Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Small/Mid Cap Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, the performance information is based on the performance of the Small/Mid Cap Predecessor Fund. After-tax returns are shown for the Fund’s Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the

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historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31

Best quarter:	10/01/2020 – 12/31/2020 – 24.47%
Worst quarter:	01/01/2020 – 03/31/2020 – (28.79%)
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception[1]
Institutional Shares – Before Taxes (No Load)	7.67%	6.72%	7.50%
Institutional Shares – After Taxes on Distributions (No Load)	6.25%	6.04%	6.77%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	5.69%	5.26%	5.94%
Russell 2500TM Index[2] (reflects no deductions for fees or expenses)	11.99%	8.77%	9.70%
Russell 3000® Index (reflects no deductions for fees or expenses)	23.81%	13.86%	13.82%
S&P 1000® Total Return Index (reflects no deductions for fees or expenses)	12.34%	9.75%	10.38%

[1]	The Institutional Shares of the Fund’s predecessor fund commenced operations on August 31, 2015.
[2]
During the year ended September 30, 2024, the Fund made various changes to its benchmark indices including the addition of the Russell 3000® Index, a broad-based performance index that meets new regulatory requirements and includes market segments in which the Fund does not primarily invest. The Fund also replaced the S&P 1000® Total Return Index with the Russell 2500 TM Index, which is the benchmark the Fund uses for comparison to how the Fund is managed. The Adviser and Trillium believe that the Russell 2500 TM Index reflects the Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Total Return Index.

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Portfolio Management
Investment Advisers
Trillium is the Fund’s subadviser, subject to supervision by the Board of Trustees and the Adviser. The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.
Portfolio Managers

Laura McGonagle, CFA	Mitali Prasad, CFA
Lead Portfolio Manager	Portfolio Manager

Length of Service: Since 2015*	Length of Service: Since 2019*

*	Length of Service includes portfolio management services provided to the Small/Mid Cap Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.

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Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$ 10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Trillium ESG Small/Mid Cap Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Dividends, Capital Gains and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUNDS
Principal Investments and Strategies of Each Fund
Trillium ESG Global Equity Fund
Investment Objective:
The Trillium ESG Global Equity Fund (the “Fund”) seeks long-term capital appreciation by investing in companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria.
Principal Investment Strategies:
The Fund seeks to achieve its investment objective by investing primarily in companies the portfolio managers believe are leaders in managing risks and opportunities related to environmental, social and governance (“ESG”) criteria, have above average growth potential, and are reasonably valued. The Fund invests in both U.S. and non-U.S. companies of any size or market capitalization. The Fund invests primarily in common stocks, either directly or indirectly. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund obtains indirect exposure to stocks and other equity securities through instruments such as depositary receipts, as described below. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet the Fund’s subadviser, Trillium Asset Management, LLC (“Trillium”), ESG criteria. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.”

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Non-U.S. Investments. The Fund normally invests at least 40% of its net assets in companies located in countries other than the U.S., provided that the Fund reserves the flexibility to invest the lesser of 40% or the percentage of non-U.S. securities in the Fund’s performance benchmark (currently, the MSCI ACWI Index) less 10%. The Fund intends to invest in a broad array of countries, which may include companies located in frontier or emerging markets. In addition to acquiring direct ownership of equity securities of non-U.S. companies, the Fund may obtain investment exposure indirectly, including through depositary receipts. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts are alternatives to directly purchasing the underlying non-U.S. securities in their national markets and currencies. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy.
Portfolio Analysis and Construction. Trillium believes that the best long-term investments for the Fund are found in companies that have above-average financial characteristics and growth potential, while also contributing towards the goals of a sustainable global economy. Trillium believes that a company’s sound understanding of sustainability principles can demonstrate the qualities of innovation and leadership that tend to support the creation of a distinct competitive advantage and the building of long-term value. The portfolio managers identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process, including companies outside of the Fund’s benchmark.
In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The Fund may invest in companies of any size. Under normal circumstances, the portfolio managers attempt to mitigate risk through consideration of country and economic sector allocations. The intended outcome of the portfolio managers’ investment process is a portfolio that typically consists of between 75-120 companies.
In Trillium’s opinion, each company is unique in terms of its business and risk profile. In conducting fundamental and ESG analysis, the portfolio managers seek to identify certain traditional business qualities in each of the companies it considers for the Fund. Identifying companies that meet Trillium’s financial and ESG criteria is an important part of the process, while recognizing that it is also critical to make investments at reasonable valuations. As a result, in conducting fundamental analysis when evaluating a company, Trillium considers factors, such as:

•	The stock price relative to earnings, cash flow, dividend yield, and book value;

•	Valuation of the stock relative to the company’s history, peer group, and to the broad market;

•	Balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios;

•	Business practices that are adaptable and reflect industry best practices;

•	A company’s history of innovation and competitiveness;

•	A company’s offering of products and services that meet important needs; and

•	A company’s market position and the potential for sustained long-term growth.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry, sector, geographic region, or size. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Trillium applies its proprietary ESG analysis and screening for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.

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Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to international standards, such as ISO 14001, or compare a company’s Total Recordable Incident Rate, a metric used to measure frequency of health and safety incidents, compared to its industry or peer group. The portfolio managers consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party paid providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., Institutional Shareholder Services, Inc., RepRisk and E&E News. Trillium also reviews publicly available information provided from government agencies, news agencies and not-for-profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers look to achieve capital appreciation by investing in superior companies while also considering the Fund’s allocations and exposures across:

•
Economic sectors, although the portfolio managers may elect on occasion to have substantial over and under weights relative to the market based on where the portfolio managers find the most attractive opportunities (i.e., those companies with attractive valuation and impending catalysts for growth that meet Trillium’s ESG criteria);

•
Countries or regions, based on where the portfolio managers find attractive opportunities (emphasizing emerging markets that have company ESG reporting requirements comparable to more developed markets); and

•
Company size, with a consistent overall profile of large, global companies but also including smaller companies that present attractive opportunities for investment (emphasizing companies with improving fundamentals, attractive valuation and impending catalysts for growth that meet Trillium’s ESG criteria).

The Fund’s portfolio managers may choose to sell a security out of the Fund due to a breakdown in the investment thesis, a negative change in sector or company fundamentals, changes that result in ineligibility according to Trillium’s ESG screening process, a material deterioration in ESG characteristics, or excessive relative valuation; shifts in any of these attributes due to a corporate reorganization or to manage active position weight or to upgrade quality characteristics. Portfolio managers will also consider any relevant macroeconomic or geopolitical conditions (e.g., interest rates, inflation trends, employment levels, and regional disputes) which they believe have the potential to affect the value of a security.
Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency hedging transactions. The Fund may also participate in IPOs.
ESG Considerations and Active Ownership. Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team using various approaches including direct dialogue, filing or co-filing shareholder proposals, working with multi-stakeholder groups (i.e. organizations that contain multiple stakeholders with an interest in a company’s success, such as public and private company boards, individual and institutional investors, and governmental and academic institutions), convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Trillium, on a firm-wide basis, regularly voices its perspective on public policy matters that relate to ESG topics. The portfolio managers also engage directly with portfolio companies on ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among many others. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. At a minimum, to be considered for investment, these

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companies must derive a material portion of current revenue from renewable energy or enabling technology and have no commitments to invest in new fossil fuel exploration, production, storage, transport (excluding distribution), trading, or refining capacity, or new fossil fuel-based power generation without emissions capture. Trillium will assess a commitment to a low carbon business model transition based on commitments that the company makes in the company’s public filings. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety. When assessing a controversy, Trillium will consider the potential for a controversy to adversely impact a company’s financial performance or cause harm to the company’s stakeholders.
Trillium ESG Small/Mid Cap Fund
Investment Objective:
The Trillium ESG Small/Mid Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria.
Principal Investment Strategies:
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria. Trillium defines small- and mid-cap companies as those having market capitalizations that, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500TM Index. As of September 30, 2024, the largest company in the Russell 2500TM Index had a market capitalization of $25.7 billion. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund may invest up to 20% of its total assets in the securities of non-U.S. issuers, including indirectly through instruments such as depositary receipts. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts are alternatives to directly purchasing the underlying non-U.S. securities in their national markets and currencies. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy. The Fund’s non-U.S. holdings may include companies located in frontier or emerging markets. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in IPOs.
Portfolio Analysis and Construction. Trillium’s investment philosophy for the Fund is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance.
Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities.
Trillium’s investment process for the Fund is a bottom-up research process focused on identifying companies with high quality characteristics. These include, but are not limited to:

•	Financial statement integrity as determined by a review of financial ratios and company disclosures;

•	History of profitability, and/or positive and growing cash flow from operations;

•
Conservative debt management as measured by a review of leverage ratios and balance sheet analyses including debt to earnings before interest, taxes, depreciation and amortization, and debt to capitalization metrics;

•	Return on investment capital trends; and

•	Sector-relevant leadership on ESG policies and performance.

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Portfolio managers also qualitatively consider macroenvironment and geopolitical conditions, including interest rates, inflation trends, employment levels, and regional disputes in relation to overall portfolio construction. In constructing the portfolio, Trillium adheres to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence, when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to international standards, such as ISO 14001, or compare a company’s Total Recordable Incident Rate, a metric used to measure frequency of health and safety incidents, compared to its industry or peer group. The portfolio managers consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party paid providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., Institutional Shareholder Services, Inc., RepRisk and E&E news. Trillium also reviews publicly available information provided from government agencies, news agencies and not-for-profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The Fund’s portfolio managers may choose to sell a security out of the Fund due to a breakdown in the investment thesis, negative change in sector or company fundamentals, changes that result in ineligibility according to Trillium’s ESG screening process, a material deterioration in ESG characteristics, or excessive relative valuation; or to manage active position weight or to upgrade quality characteristics. Portfolio managers will also consider any relevant macroeconomic or geopolitical conditions (e.g., interest rates, inflation trends, employment levels, and regional disputes) which they believe have the potential to affect the value of a security.
ESG Considerations and Active Ownership. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and effective management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.
Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.

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Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team using various approaches including direct dialogue, filing or co-filing shareholder proposals, working with multi-stakeholder groups (i.e. organizations that contain multiple stakeholders with an interest in a company’s success, such as public and private company boards, individual and institutional investors, and governmental and academic institutions), convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Trillium, on a firm-wide basis, regularly voices its perspective on public policy matters that relate to ESG topics. The portfolio managers also engage directly with portfolio companies on ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among many others. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. At a minimum, to be considered for investment, these companies must derive a material portion of current revenue from renewable energy or enabling technology and have no commitments to invest in new fossil fuel exploration, production, storage, transport (excluding distribution), trading, or refining capacity, or new fossil fuel-based power generation without emissions capture. Trillium will assess a commitment to a low carbon business model transition based on commitments that the company makes in the company’s public filings. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety. When assessing a controversy, Trillium will consider the potential for a controversy to adversely impact a company’s financial performance or cause harm to the company’s stakeholders.
More Information about Investment Strategies Related to the Funds
In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies, and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective or its other investment policies. If a Fund invests in this manner, it may not achieve its investment objective.
In addition to its principal investment strategies, a Fund may use the investment strategies described below. A Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Funds’ other investment practices and their risks, you should read the SAI.
Temporary Defensive Strategies. The Funds seek to remain fully invested in accordance with their respective investment objectives. However, in an attempt to respond to adverse market, economic, political, or other conditions, a Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. These defensive positions may include investments in cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could prevent a Fund from achieving its investment objective.
Name Policy. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). Each Fund’s 80% Policy is set forth in the SAI. Additional detail regarding the implementation of the policy is included in the “Fund Summary” section of this prospectus. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets its 80% Policy requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy. Each Fund’s 80% Policy is non-fundamental and can be changed by the Fund’s Board without shareholder approval. A Fund will provide shareholders with at least 60 days’ prior notice of any changes to the Fund’s 80% Policy.

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Location of Issuers. A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries or whether the issuer is located outside the U.S. more generally. Being “located in” a particular country reflects a judgment that an issuer is economically tied to that country, and in determining where an issuer is located for these purposes the Adviser and Trillium will consider a number of factors, including but not limited to:

•	the markets in which the issuer’s securities are principally traded;

•	where the issuer’s headquarters, principal offices or operations are located;

•	where the issuer is organized; and

•	the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country.
No single factor will necessarily be determinative nor must all factors be present for the Adviser and Trillium to determine where an issuer is located. The Adviser and Trillium may weigh these factors differently with respect to different geographic policies, different countries or different series of the Perpetual Americas Funds Trust (the “Trust”). The categorization of location of issuer for compliance testing purposes with respect to the Funds may differ from how other or different portfolio managers, investment professionals, or third parties assign the location of individual issuers.
Line of Credit and Borrowings. The Trust, on behalf of certain of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes.
The Credit Agreement permits the Funds, and each fund in the Trust, to borrow up to an aggregate amount of $150 million, $50 million of which is committed (requires the lender to advance money to the borrower when requested) and $100 million of which is uncommitted (includes no obligation by the lender to loan funds when requested by the borrower) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement as well as the asset coverage limitations under the Investment Company Act of 1940. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn committed amounts under the credit facility, which is allocated to between the Funds, and, within each Fund, to each share class, on a pro rata basis, based on such Fund’s (or such share classes, as appropriate) average daily net asset value.
Cash-Sweep Program. The Funds may invest in a cash-sweep program administered by the Northern Trust Company, the Funds’ Administrator, through which a Fund’s cash holdings are placed in the Northern Institutional Funds Treasury Portfolio (the “Cash Sweep Portfolio”) a money market fund pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks. For example, money market fund sweep vehicles, such as the Cash Sweep Portfolio, are subject to market risks and are not subject to FDIC protection. As a shareholder of the Cash Sweep Portfolio, a Fund would bear, along with other shareholders, its pro rata portion of the Cash Sweep Portfolio’s expenses, including any advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Emerging Markets. A number of Funds invest in companies located in emerging markets as part of their principal investment strategies. Unless otherwise stated in a Fund’s principal investment strategy, the Funds define emerging markets countries as those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.
Performance Comparisons to International Indexes. A Fund may compare its performance to one or more non-U.S. indexes prepared by MSCI. According to public disclosure made available by MSCI, the performance returns of such MSCI indexes are calculated net of foreign withholding taxes. Accordingly, performance information of such indexes presented in this prospectus reflects the net effect of foreign withholding tax.
Summary of Principal and Non-Principal Risks
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund. Each risk described below applies to each of the Funds unless otherwise indicated.

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Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of Trillium. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non-U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, Trillium or the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on the Fund or its investors. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non-voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non-U.S. investments. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate preexisting problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A sub-set of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.

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Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Euro- and Eurozone-Related Risk (Trillium ESG Global Equity Fund). To the extent the Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent the Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.
These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies, and the broader economy, could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which includes the range of activities required to bring a product or services to market and which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.

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Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds investments in growth stocks, a Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Hedging Risk. Some Funds may invest in hedging assets. Hedging is a strategy in which a Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk (Trillium ESG Global Equity Fund). The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at Trillium, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays. The Securities and Exchange Commission (the “SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund’s investments being classified as illiquid investments.

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Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non-U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non-U.S. Securities Risk. Non-U.S. securities risk is the risk associated with investments in issuers located in non-U.S. countries. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non-U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in non-U.S. securities include, among other things, imposition of exchange control regulation by the U.S. or non-U.S. governments, U.S. and non-U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non-U.S. nations. There may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the U.S. and certain non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, non-U.S. withholding or other taxes reduce a Fund’s return on non-U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non-U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non-U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non-U.S. entities to honor their contractual commitments.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Trillium determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within Trillium’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.

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Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Small-Cap and Mid-Cap Company Risk. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. There is also a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent a Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union (“Brexit”). After years of negotiations, a trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio holdings is available in the SAI.
MANAGEMENT OF THE FUNDS
Trillium Asset Management, LLC
Trillium Asset Management, LLC is located at 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, and serves, subject to supervision by the Board of Trustees and the Adviser, as the subadviser for the Funds. Trillium manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Trillium is an indirect wholly owned subsidiary of Perpetual Limited. As of September 30, 2024, Trillium had approximately $5.2 billion in assets under management. As compensation for its services, the Adviser pays to Trillium a monthly base fee for its services, subject to any applicable reduction as described further in the Subadvisory Agreement and the SAI.

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Fund Recoupment Arrangements
The Adviser has contractually agreed to waive fees and reimburse expenses of each Fund to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified in each Fund Summary, as applicable. Generally, if it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Funds’ Investment Advisory Agreement.
Predecessor Fund Recoupment Arrangements
Under the Third Amended and Restated Expense Limitation Agreement dated June 13, 2024 between the Adviser and the Trust, which references a previous investment advisory agreement between the Small/Mid Cap Fund Predecessor Fund, to which the Trillium ESG Small/Mid Cap Fund now serves as accounting successor (for purposes of this paragraph, the “Predecessor Fund”), and Trillium, who served as the investment adviser to the Predecessor Fund, Trillium agreed to waive investment management fees and reimburse the Predecessor Fund for other expenses of the Predecessor Fund to the extent necessary to limit the total operating expenses of the Predecessor Fund (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses). To the extent that Trillium waived the investment advisory fees and/or reimbursed the Predecessor Fund for such other ordinary expenses, the Adviser may seek reimbursement of a portion or all such amounts from the Trillium ESG Small/Mid Cap Fund, into which the Predecessor Fund has merged, at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Trillium ESG Small/Mid Cap Fund’s ordinary operating expenses to exceed the expense limitation that was in place with respect to the Predecessor Fund when the fees were waived or expenses reimbursed. The Adviser will generally seek recoupment only in accordance with the terms of any expense limitation that is in place with respect to the Trillium ESG Small/Mid Cap Fund at the time of recoupment.
As of September 30, 2024, the following Funds are subject to recoupment by the Adviser of fees previously waived or reimbursed by the Adviser:

Fund Name	Amount Available for Recoupment	Amount of Recoupment expiring on September 30, 2027	Amount of Recoupment expiring on June 30, 2027	Amount of Recoupment expiring on June 30, 2026	Amount of Recoupment expiring on June 30, 2025
Trillium ESG Global Equity Fund	$0	$0	$0	$0	$0
Trillium ESG Small/Mid Cap Fund	$359,421	$21,224	$80,748	$158,734	$98,715
Portfolio Management
The Funds are managed using a team-based approach. Each of the Funds is managed jointly and primarily by one or more investment professionals and may be supported by analysts. The members of the Funds’ management teams, and the name of the Fund for which each team member is responsible, are listed below. Each individual listed below is primarily responsible for the day-to-day management of the respective Fund’s portfolio.
Jeremy Cote, CFA
Portfolio Manager
Trillium ESG Global Equity Fund
Jeremy Cote is a Portfolio Manager on Trillium’s ESG Global Equity, ESG Growth & Income, and Sustainable Opportunities strategies. He is also a Research Analyst covering the Information Technology and Communications Services sectors. Prior to joining Trillium in 2014, he was a Senior Investment Analyst at FM Global, where he covered the Consumer Discretionary, Internet and Media sectors. Before joining FM Global, he was Assistant Vice President, Research Analyst on the US Strategic Investment Team at Baring Asset Management, where he analyzed equity securities for both domestic and global sector portfolios. Prior to this role, he worked in investment operations at Pell Rudman Trust Company and State Street Corporation.

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Jeremy is a CFA charterholder and a member of the CFA Institute and CFA Society Boston, where he has held membership on several volunteer committees, including the Sustainable Investing Taskforce. He has also been an Industry Mentor for the CFA Institute Research Challenge and a Mentor as part of CFA Boston Society’s Mentor Match Program. He is a past member of the UN Principles for Responsible Investment (PRI) Listed Equity Steering Committee, the PRI Listed Equity Integration Subcommittee, and the Steering Committee for the BizNGO Chemical Footprint Project. Jeremy has participated on several Sustainability Accounting Standards Board (SASB) Industry Working Groups and is a past guest speaker for the PRI and CFA Society Boston. He holds a B.S. in Applied Economics from Plymouth State University and received both his M.B.A and M.S. in Finance from Boston College.
Laura McGonagle, CFA
Portfolio Manager
Trillium ESG Global Equity Fund
Lead Portfolio Manager
Trillium ESG Small/Mid Cap Fund
Laura McGonagle is a Portfolio Manager. Laura is Lead Portfolio Manager on Trillium’s ESG Small/Mid Cap Core strategy and a Portfolio Manager on Trillium’s ESG Global Equity, ESG Core Equity, and Sustainable Opportunities strategies. She joined Trillium in 2001. Prior to joining Trillium, she was an equity research analyst at Adams, Harkness and Hill (“Adams”), a Boston-based investment bank that focuses on emerging growth companies. Laura’s last position at Adams was as a sell-side equity analyst in the “Healthy Living” group. This group covered specialty consumer stocks which addressed the consumers’ growing awareness of the impact of nutrition, environment and lifestyle choices on their well-being.
Laura earned a B.A. in quantitative economics from Tufts University in 1992. Laura is a member of the CFA Society Boston and is a Chartered Financial Analyst charterholder.
Matthew Patsky, CFA
Lead Portfolio Manager
Trillium ESG Global Equity Fund
Matt Patsky is CEO and Lead Portfolio Manager of the Trillium ESG Global Equity strategy. Matt has over four decades of experience in investment research and investment management. He began his career at Lehman Brothers in 1984 as a technology analyst. In 1989, while covering emerging growth companies for Lehman, he began to incorporate environmental, social, and governance factors into his research. In 1994, Matt became the first sell side analyst in the United States to publish on the topic of socially responsible investing. As Director of Equity Research for Adams, Harkness & Hill, he built the firm’s powerful research capabilities in socially and environmentally responsible areas such as renewable energy, resource optimization, and organic and natural products. Before Trillium, Matt worked at Winslow Management Company in Boston, where he served as director of research, chair of the investment committee, and portfolio manager for the Green Growth and Green Solutions Strategies.
Mitali Prasad, CFA
Portfolio Manager
Trillium ESG Small/Mid Cap Fund
Mitali Prasad is the Lead Portfolio Manager on the ESG Growth & Income and ESG Core strategies and a Portfolio Manager for the ESG Large Cap Core and ESG Small/Mid Cap Core strategies. She joined Trillium in 2016 and previously served as a portfolio manager and equity research analyst at Washington Capital Management, where she covered multiple industry sectors and managed MID and SMID GARP portfolios. She held similar portfolio manager and equity analyst roles at OFI Institutional (Oppenheimer Funds) and Babson Capital Management, where she started her career in 1994.

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Mitali holds a Bachelor of Electronics and Telecommunications Engineering from the Delhi Institute of Technology in New Delhi, India and a Master of International Affairs from Columbia University in New York. She earned an M.B.A. from the Indian Institute of Management in Bangalore, India in 1991. She is a Chartered Financial Analyst (CFA) charterholder and a member of the CFA Institute and the CFA Society Boston, serving on its SRI committee from 2008 – 2010 and as Chair of its Value Investing committee from 2009 – 2013.
Investment Adviser, Administrator, Transfer Agent, Custodian, and Distributor
Perpetual Americas Funds Services serves as the investment adviser to the Funds. Its principal place of business is 1 Congress Street, Suite 3101, Boston, Massachusetts 02114. The Adviser is an indirect wholly owned subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As investment adviser to the Funds, subject to the Board of Trustees’s supervision, the Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Adviser also ensures compliance with each Fund’s investment policies and guidelines. For its services, the Adviser is entitled to a management fee, as set forth below, which is calculated daily and paid monthly based on the average daily net assets of each Fund. As of September 30, 2024, the Adviser had approximately $11.18 billion in assets under management.
Under the Funds’ Investment Advisory Agreement, the Adviser is paid an annual management fee from each Fund as follows:

Fund	Management Fee (as percentage of average daily net assets)
Trillium ESG Global Equity Fund	0.85%/0.72%*
Trillium ESG Small/Mid Cap Fund	0.75%

*	0.85% of average daily net assets up to $1 billion; 0.72% of average daily net assets in excess of $1 billion.
Disclosure regarding the basis for the Board of Trustees’s approval of the Investment Advisory Agreement between the Adviser and each of the Funds are available in the Funds’ Form N-CSR filing for the period ending September 30, 2024.
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Funds’ Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. The Funds have entered into a distribution agreement with Perpetual Americas Funds Distributors, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, to distribute shares of the Funds. The Distributor is a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), which is unaffiliated with the Adviser.
YOUR ACCOUNT
Pricing Your Shares
When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the NYSE, normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received and deemed to be in good order by the Funds’ Transfer Agent or a financial intermediary. Only purchase orders received and deemed to be in good order by the Funds’ Transfer Agent before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Funds or a financial intermediary after the NYSE closes will be effective the following Business Day. The NAV of a Fund may change every day.
A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

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•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866-260-9549 (toll free) or 312-557-5913 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.
Valuing the Funds’ Assets
The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Each Fund generally uses pricing services to determine the market value of securities. Non-U.S. securities, currencies, and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.
In compliance with Rule 2a-5 of the 1940 Act, the Board of Trustees has designated the Adviser as the Funds’ “valuation designee” with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. The Adviser, in its role as the valuation designee, has established an internal committee (the “Committee”) comprised of select officers and staff of the Adviser to discharge its responsibilities under the Trust’s valuation procedures (the “Valuation Procedures”).
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or non-U.S. exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as valuation designee, will value a Fund’s assets at their fair value according to the Valuation Procedures approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, such security’s fair value will be determined by the Adviser using the Valuation Procedures, subject to oversight by the Board of Trustees.
In addition, fair value pricing may be used if events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Fund may use a systematic valuation model provided by a third-party pricing service to fair value its international equity securities.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Non-U.S. markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. On days when the U.S. markets are closed, a Fund’s shareholders will not be able to purchase or sell Fund shares. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholder generally would be subject to U.S. tax withholding on Fund distributions. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.
You may purchase shares directly from the Funds or through your broker or financial intermediary on any day the NYSE is open, subject to certain restrictions described below. Purchase requests received in good order by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the close of the NYSE) will be effective at that day’s share price. Purchase requests received in good order by the Funds or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following Business Day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.

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Share Classes
The Funds offer multiple share classes. Each Fund offers four classes of shares through this Prospectus: Institutional, Advisor, Investor and Z Shares. Each class of shares of each Fund has the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. Your financial intermediary can help you determine which share class to purchase. You should choose a share class for which you are eligible, with the expense structure that best meets your needs.
The principal differences among the classes are as follows:

	Institutional	Advisor	Investor	Class Z
Minimum Initial Investment	$100,000	None	None	$10,000,000
Minimum Subsequent Investment	None	None	None	None
Sub- Accounting/Sub- Transfer Agency Expenses	Yes. Expenses may vary depending on the arrangements with financial intermediaries that offer Fund shares. Expenses are incurred pursuant to “fee for service” arrangements with financial intermediaries.	None	None	None
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Sales Charge (Load)	None	None	None	None
Redemption Fees	None	None	None	None
Institutional Shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub-accounting, sub-transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors (“sub-transfer agency fees”). Institutional Shares are expected to bear certain expenses associated with sub-transfer agency fees, which amounts may vary between the Funds. The minimum initial investment for Institutional Shares is $100,000. If you purchase Institutional Shares, you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Your financial intermediary can help you determine whether you are eligible to purchase Institutional Shares. Eligible Institutional Share investors primarily include:

•	individuals and institutional investors with a minimum initial investment of $100,000;

•
employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Funds or the Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•
officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Funds and the Adviser, and its subsidiaries and affiliates;

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

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•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•	Other investors for which the Fund or the Distributor has pre-approved the purchase.
Advisor Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Advisor Shares. If you purchase Advisor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub-transfer agency fees, but you will pay a 12b-1 fee not exceeding ten basis points (0.10%) of each Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Advisor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Investor Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares. If you purchase Investor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub-transfer agency fees, but you will pay a 12b-1 fee not exceeding twenty-five basis points (0.25%) of a Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Investor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Class Z Shares of the Funds require a minimum initial investment of $10,000,000. If you purchase Class Z Shares, you will not pay a sales charge at the time of purchase, a 12b-1 fee or sub-transfer agency fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
The following categories of investors and accounts may buy Class Z Shares of each Fund, provided that they do not require or receive sub-accounting or recordkeeping payments from the Fund:

•
Institutional investors, including, but not limited to, employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), endowments, foundations, insurance company general accounts, insurance company separate accounts, local, city, and state governmental institutions, and other tax-exempt entities that meet the requirements for qualification under Section 501 of the Code.

•	Unaffiliated U.S. registered mutual funds including those that operate as “fund of funds,” collective trust funds, investment companies or other pooled investment vehicles.

•	Other investors for which the Fund or the Adviser has pre-approved the purchase.
The following categories of investors and accounts qualify to buy Class Z Shares of each Fund but the $10 million investment minimum is waived:

•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) that invest through a record-keeper or third party retirement platform.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

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•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Clients (other than defined contribution employer sponsored retirement plans) of an institutional consultant where (a) the consultant has undertaken to provide certain services directly to the client with respect to the client’s investment in the Fund and (b) the Fund or the Distributor has notified that consultant in writing that the proposed investment is permissible.

•	Investment companies or other pooled vehicles that are managed by the Adviser or its affiliates.

•
Officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates.

•	Existing institutional separate account clients of the Adviser or its affiliates.

•	Investors for whom the Fund or the Adviser determines that a strategic reason exists for such a waiver.

•	Investors with an account which the Fund or the Adviser believes will grow to meet the investment minimum in the future.
The Funds reserve the right to modify or waive the eligibility requirements and investment minimums at any time.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. The Funds also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. Once the Funds are able to verify your identity, your investment will be accepted and processed at the next determined NAV. However, if we are unable to verify your identity, each Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Funds may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Funds’ behalf; or

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•	impose an earlier cut-off time for purchase and redemption requests.
Each Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT). These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.
Compensation to Financial Intermediaries
It is expected that Institutional Class, Advisor Class, Investor Class and Class Z shares of the Funds will make payments, or reimburse the Adviser or its affiliates for payments they make, to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services (sometimes referred to as “sub-transfer agency” or “sub-TA” services). The amount of such payments and/or reimbursement is subject to the caps established by the Board of Trustees and is reviewed by the Trustees periodically.
Although the nature and extent of sub-transfer agency services provided to shareholders and the amount of sub-transfer agency fees charged to each class will vary among financial intermediaries, Institutional Class, Advisor Class, Investor Class and Class Z shares each bear sub-accounting expenses on a class-wide basis. This means that the sub-transfer agency fees you bear as a Fund shareholder may be greater than the sub-transfer agency fees charged by your financial intermediary to the Fund with respect to your investment. Advisor Class and Investor Class shares may make sub-transfer agency payments out of amounts authorized under distribution plans to be adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The Adviser also may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries for sub-transfer agency services they provide to their clients or customers that hold shares of the Funds. Payments generally are based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement.
Additional information concerning payments the Funds, the Adviser or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under “Payments to Financial Intermediaries.”
Fund Direct Purchases
You also may open a shareholder account directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38 Chicago, IL 60604

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•	You must also call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Funds. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Funds or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

To Add to an Existing Account:

•	Call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201682900
Shareholder Account #PAFT1056 (ex. PAFT10561234567)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Funds.
Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-866-260-9549 (toll free) or 312-557-5913 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in a Fund on any day the NYSE is open, subject to certain restrictions described below. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following Business Day.

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The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions”. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and ask prices are available. They are distributed based on a weighted-average pro-rata basis of a Fund’s holdings to the redeeming shareholder. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account. The Funds typically expect to hold cash or cash equivalents to meet redemption requests. A Fund also may use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

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Redeeming Directly from the Fund
If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
By Mail

•	Send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The redemption request must include:
1. The number of shares or the dollar amount to be redeemed;
2. The Fund account number; and
3. The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) is required but may be waived in certain (limited) circumstances if:
1. The proceeds are to be sent elsewhere than the address of record, or
2. The redemption is requested in writing and the amount is greater than $100,000.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866-260-9549 (toll free) or 312-557-5913 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 866-260-9549 (toll free) or 312-557-5913 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

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Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required, but may be waived in certain (limited) circumstances if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•
information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call 866-260-9549 (toll free) or 312-557-5913 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions
The Funds typically expect that they will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request although proceeds normally are paid within three (3) Business Days. If you are redeeming shares that have been purchased via ACH, the Funds may hold redemption proceeds until the purchase amount has been collected, which may be as long as five (5) Business Days after purchase date. For shares recently purchased by check, redemption proceeds may not be available until the check has cleared which may take up to five (5) days for the date of purchase. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.

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At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. A redemption of shares is generally a taxable event for shareholders, regardless of whether the redemption request is satisfied in cash or in kind. As with any security, a shareholder will also bear taxes on any capital gain from the sale of a security received in a redemption in kind.
Involuntary Redemptions of Your Shares
If your account balance drops below $100,000 in the case of Institutional Shares, $250 in the case of Advisor Shares, $250 in the case of Investor Shares, or $10,000,000 in the case of Class Z Shares because of redemptions you may be required to sell your shares. The Funds will provide you at least thirty (30) days’ written notice to give you sufficient time to add to your account and avoid the sale of your shares.
How to Exchange Shares
You may exchange your shares for the same share class of another Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1-866-260-9549 (toll free) or 312-557-5913. The exchange privilege may be changed or canceled at any time upon sixty (60) days’ written notice.
You may also exchange your shares of one class of a Fund for shares of another class of the same Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. If you hold shares through a financial intermediary, your financial intermediary also may initiate an exchange between share classes in certain circumstances. You should consult your financial intermediary for details and read carefully any materials provided by the intermediary along with this prospectus. The Funds do not charge a fee for this privilege.
The Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the Funds’ judgment, the Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. An exchange between classes of shares of the same Fund is generally not taxable for U.S. federal income tax purposes. However, investors generally will realize a taxable gain or loss when exchanging shares of a Fund for shares of another Fund. The Funds do not provide tax advice; you should consult your own tax advisor. If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policy” below.
Market Timing Policy
Each Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term or efficient portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because each Fund invests its assets in non-U.S. securities, investors may seek to take advantage of time zone differences between the non-U.S. markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after non-U.S. market closing prices are established but before the NAV calculation, that are likely to result in higher prices in non-U.S. markets the next day. The market-timer would then redeem the Fund’s shares the next day when a Fund’s share price would reflect the increased prices in non-U.S. markets, realizing a quick profit at the expense of long-term Fund shareholders.

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Excessive short-term trading may: (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase or exchange orders from that investor, and disclaim responsibility for any consequential losses that the investor may incur related to the rejected purchases. Alternatively, the Funds may limit the amount, number, or frequency of any future purchases or exchanges and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Funds believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Funds through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Funds with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Funds. The Funds will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.
The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Funds may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Distribution Plans
The Funds have adopted a plan under Rule 12b-1 that authorizes Advisor Class and Investor Class shares to pay distribution fees. Fees under the plan will not exceed 0.10% for Advisor shares and 0.25% for Investor shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DIVIDENDS AND DISTRIBUTIONS
Fund Policy
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Each Fund may distribute income dividends and capital gains more frequently, if necessary, to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

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Any undelivered checks or checks that are not cashed for six months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.
TAXES
Distributions
The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from a Fund, as well as on gains realized from your redemption of Fund shares. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI under “Tax Considerations.” This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state or local, or non-U.S. tax consequences before making an investment in a Fund.
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. Assuming a Fund so qualifies, the Fund will not be subject to U.S. federal income taxes to the extent it timely distributes all of its net investment income and any net realized capital gains to its shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet certain minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in the value of shareholders’ investments.
For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Certain distributions of qualified dividend income paid to a noncorporate U.S. shareholder may be subject to income tax at the applicable rate for long-term capital gain assuming holding period and certain other requirements are met.
Distributions of net capital gains (that is, the excess of net realized gains from the sale of investments that a Fund owned for more than one year over the net realized losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will generally be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.
If you are a taxable investor and invest in a Fund shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after a Fund has experienced appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”
Distributions from a Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-advantaged plan or account or are otherwise not subject to U.S. federal income tax). Due to the nature of the investment strategies used, distributions by a Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of a Fund’s distributions could vary in any given year.
Each Fund will mail to each shareholder after the close of the calendar year a U.S. Internal Revenue Service (“IRS”) Form 1099 setting forth the U.S. federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is generally subject to U.S. federal income tax. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. For individuals, any long-term capital gains you realize from selling, redeeming, or exchanging Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to its shareholders cost basis information when such shares are sold, redeemed, or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose

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to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal and state income tax returns. A Fund’s shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs a Fund to withhold a portion of your distributions or proceeds. You should be aware that a Fund may be fined by the IRS for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, a Fund may make a corresponding charge against the account.
Non-U.S. Taxes
Income, proceeds and gains received by a Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. In certain instances, a Fund may elect to permit shareholders to claim a credit or deduction (but not both) for non-U.S. taxes (if any) borne with respect to non-U.S. securities income earned by the Fund. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who hold shares of a Fund through tax-advantaged arrangements, generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Tax Status for Retirement Plans and Other Tax-Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-advantaged account, dividend and capital gain distributions generally are not subject to current U.S. federal income taxes, but may be subject to U.S. federal income taxes upon a later withdrawal of monies from the plan or account. In general, these plans or accounts are governed by complex tax rules. You should consult with your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Net Investment Income Tax
An additional 3.8% tax may be imposed on distributions you receive from a Fund and gains from selling, redeeming, or exchanging your Fund shares.
SHAREHOLDER REPORTS AND OTHER INFORMATION
The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 866-260-9549 (toll free) or 312-557-5913 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand the financial performance of each class of shares of each Fund and its predecessor fund, as applicable, for the past five fiscal years. Some of this information reflects financial information for a single Fund share. Financial information for the periods prior to October 30, 2023 represents the past financial information of the applicable Fund’s predecessor fund.

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The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. The financial information for the fiscal year ended June 30, 2024 and period ended September 30, 2024, has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N-CSR filing. You can obtain the Form N-CSR filing, which contains more performance information, at no charge by calling 866-260-9549.
The financial information for the Funds’ fiscal years ended June 30, 2023 and prior were audited by the predecessor funds’ independent registered public accounting firm.

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TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Investor Shares

Trillium ESG Global Equity Fund	Three Months Ended September 30, 2024(a)		Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020

Net asset value, beginning of period	$61.44		$58.42	$52.71	$65.97	$45.99	$44.81

Income (loss) from investment operations:
Net investment income(b)	0.04		0.39	0.33	0.20	0.06	0.10
Net realized and unrealized gains (losses) from investments and foreign currency	2.83		5.97	7.93	(11.64)	21.00	2.19

Total from investment operations	2.87		6.36	8.26	(11.44)	21.06	2.29

Less distributions paid:
From net investment income	—		(0.37)	(0.22)	(0.03)	(0.07)	(0.24)
From net realized gains	—		(2.97)	(2.33)	(1.79)	(1.01)	(0.87)

Total distributions paid	—		(3.34)	(2.55)	(1.82)	(1.08)	(1.11)

Change in net asset value	2.87		3.02	5.71	(13.26)	19.98	1.18

Net asset value, end of period	$64.31		$61.44	$58.42	$52.71	$65.97	$45.99

Total return	4.69	%(c)	11.45%	16.36%	(17.94%)	46.14%	5.02%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$258.0		$250.8	$248.3	$232.5	$297.8	$217.8
Ratio of expenses to average net assets	1.20	%(d)	1.24%	1.31%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	0.28	%(d)	0.67%	0.60%	0.30%	0.11%	0.22%
Portfolio turnover rate(e)	5.55	%(c)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	During the period, the fiscal year end changed to September 30 from June 30.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

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TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares

Trillium ESG Global Equity Fund	Three Months Ended September 30, 2024(a)		Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020

Net asset value, beginning of period	$61.12		$58.15	$52.50	$65.70	$45.80	$44.61

Income (loss) from investment operations:
Net investment income(b)	0.08		0.53	0.48	0.41	0.23	0.22
Net realized and unrealized gains (losses) from investments and foreign currency	2.81		5.94	7.89	(11.61)	20.89	2.20

Total from investment operations	2.89		6.47	8.37	(11.20)	21.12	2.42

Less distributions paid:
From net investment income	—		(0.53)	(0.39)	(0.21)	(0.21)	(0.36)
From net realized gains	—		(2.97)	(2.33)	(1.79)	(1.01)	(0.87)

Total distributions paid	—		(3.50)	(2.72)	(2.00)	(1.22)	(1.23)

Change in net asset value	2.89		2.97	5.65	(13.20)	19.90	1.19

Net asset value, end of period	$64.01		$61.12	$58.15	$52.50	$65.70	$45.80

Total return	4.75	%(c)	11.72%	16.69%	(17.70%)	46.52%	5.34%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$700.3		$708.3	$645.1	$608.1	$622.1	$360.6
Ratio of expenses to average net assets	0.99	%(d)	1.00%	1.03%	1.01%	1.02%	1.03%
Ratio of net investment income to average net assets	0.48	%(d)	0.93%	0.89%	0.65%	0.40%	0.49%
Portfolio turnover rate(e)	5.55	%(c)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	During the period, the fiscal year end changed to September 30 from June 30.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

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TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares

Trillium ESG Small/Mid Cap Fund	Three Months Ended September 30, 2024(a)		Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020

Net asset value, beginning of period	$15.20		$15.11	$13.73	$16.96	$11.01	$12.36

Income (loss) from investment operations:
Net investment income (loss)(b)	—	(c)	0.02	0.02	(0.02)	(0.02)	0.04
Net realized and unrealized gains (losses) from investments and foreign currency	0.84		0.44	1.78	(2.82)	5.99	(0.90)

Total from investment operations	0.84		0.46	1.80	(2.84)	5.97	(0.86)

Less distributions paid:
From net investment income	—		(0.01)	(0.01)	—	(0.02)	(0.05)
From net realized gains	—		(0.36)	(0.41)	(0.39)	—	(0.45)

Total distributions paid	—		(0.37)	(0.42)	(0.39)	(0.02)	(0.50)

Proceeds from redemption fees	—		—	— (c)	— (c)	— (c)	0.01

Change in net asset value	0.84		0.09	1.38	(3.23)	5.95	(1.35)

Net asset value, end of period	$16.04		$15.20	$15.11	$13.73	$16.96	$11.01

Total return	5.53	%(d)	3.14%	13.37%	(17.16%)	54.23%	(7.34%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$39.0		$40.2	$43.8	$33.2	$31.7	$14.0
Ratio of net expenses to average net assets	0.97	%(e)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	(0.02	%)(e)	0.16%	0.12%	(0.12%)	(0.15%)	0.34%
Ratio of gross expenses to average net assets	1.20	%(e)	1.18%	1.39%	1.36%	1.77%	1.93%
Portfolio turnover rate(f)	6.29	%(d)	31.34%	26.00%	21.00%	20.00%	35.00%

(a)	During the period, the fiscal year end changed to September 30 from June 30.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount is less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.
See Notes to Financial Statements.

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Perpetual Americas Funds Trust
Notice of Privacy Policy & Practices
I. SAFEGUARDING PRIVACY
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
II. INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.
III. INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.
IV. INFORMATION WE MAY SHARE WITH AFFILIATES
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
V. SAFEGUARDING CUSTOMER INFORMATION
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.
We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.
We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and, except as described below, every year that you are a customer of the Trust, or anytime we make a material change to our privacy policy.

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We may combine a privacy notice with another document (for example, an account statement, annual report, prospectus, trade confirmation) or may deliver the notice electronically where appropriate consent has been obtained. We generally will not deliver an annual notice as long as (i) we disclose non-public personal information only as described above policy, and (ii) we have not changed our policies and practices with regard to disclosing non-public personal information from the policies and practices that were disclosed in the most recent disclosure sent to consumers pursuant to this policy.

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Investment Subadviser	For Additional Information, call
Trillium Asset Management, LLC	866-260-9549 (toll free) or 312-557-5913
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
To Learn More
Investment Adviser
Perpetual Americas Funds Services
1 Congress Street, Suite 3101
Boston, Massachusetts 02114

Custodian
The Northern Trust Company
30 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about a Fund’s investments is available in the Trust’s annual and semi-annual report to shareholders and in Form N-CSR. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find a Fund’s annual and semi-annual financial statements.

Legal Counsel Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199 Distributor Perpetual Americas Funds Distributors, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101	Call the Funds at 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business to request free copies of the SAI and the Trust’s annual and semi-annual reports, to request other information about the Funds, such as Fund financial statements, and to make shareholder inquiries. You may also visit the Funds on the web at www.trilliuminvest.com/documents-disclosures to obtain free copies of the Trust’s SAI and annual and semi-annual reports, or write to the Trust at:

Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811-23615

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TSW CORE PLUS BOND FUND
Institutional Shares (TSWFX)
Advisor Shares (Not currently offered)
Investor Shares (Not currently offered)
Class Z Shares (Not currently offered)
TSW EMERGING MARKETS FUND
Institutional Shares (TSWMX)
Advisor Shares (Not currently offered)
Investor Shares (Not currently offered)
Class Z Shares (Not currently offered)
TSW HIGH YIELD BOND FUND
Institutional Shares (TSWHX)
Advisor Shares (Not currently offered)
Investor Shares (Not currently offered)
Class Z Shares (Not currently offered)
TSW LARGE CAP VALUE FUND
Institutional Shares (TSWEX)
Advisor Shares (Not currently offered)
Investor Shares (Not currently offered)
Class Z Shares (Not currently offered)
PROSPECTUS DATED  FEBRUARY 1, 2025

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY
TSW Core Plus Bond Fund
Investment Objective
The investment objective of the TSW Core Plus Bond Fund (the “Fund”) is to seek strong, risk-adjusted total return over a market cycle.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	3.24%	3.24%	3.24%	3.24%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.66%	3.76%	3.91%	3.66%
Fee Waivers and Reimbursements[2]	‑3.14%	‑3.14%	‑3.14%	‑3.14%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.52%	0.62%	0.77%	0.52%

[1]	Expenses associated with investments in underlying investment companies are excluded from the contractual expense limitation.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.50%, 0.60%, 0.75%, and 0.50% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.50%, 0.60%, 0.75%, and 0.50% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3-, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$53	$828	$1,624	$3,709
Advisor Shares	$63	$858	$1,673	$3,799
Investor Shares	$79	$903	$1,745	$3,931
Class Z Shares	$53	$828	$1,624	$3,709
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates excludes securities received or delivered from in-kind fund share transactions. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses above, can adversely affect the Fund’s investment performance. During the period beginning May 15, 2024 (commencement of operations) through the most recent fiscal year end, the Fund’s portfolio turnover rate was 1.44% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a combination of investment grade fixed income securities and high yield fixed income securities (also known as “junk bonds”). In maintaining the “core” portion of its portfolio, the Fund will ordinarily invest at least 65% of its net assets in bonds, notes, and other debt instruments, primarily corporate bonds, U.S. treasury obligations, including Treasury Inflation Protected Securities (“TIPS”), and other U.S. Government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities that are rated “investment grade” by at least one nationally recognized statistical rating organization or determined to be of a similar quality by Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”). The Fund may invest in fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, delayed funding loans and revolving credit facilities). Under normal circumstances, the Fund will support the “plus” component of its portfolio by investing up to 20% of its net assets in fixed-income securities that are below “investment grade” (otherwise known as junk bonds). The Fund expects to invest primarily in securities denominated in U.S. dollars and may invest in companies of any size, including small- and mid-capitalization companies.
In structuring the Fund, the portfolio manager seeks to achieve strong risk-adjusted return (i.e., seeking to earn an appropriate level of yield in relation to the level of risk taken) over a full market cycle (approximately three years). To achieve this, he begins by establishing broad parameters for positioning the overall portfolio based on an assessment of macro-economic variables, which might typically include: (i) current economic conditions and trends; (ii) the Federal Reserve Board’s management of monetary policy; (iii) inflation expectations; (iv) government and private credit demands; and (v) global market conditions. In constructing the portfolio, he will also consider factors such as duration (a measure used to determine the sensitivity of a bond’s price to changes in interest rates), yield curve (a visual representation of interest rates on bonds at different maturities) and sector weightings. In addition to this, the portfolio manager will formulate an outlook for the direction of interest rates and adjust the average maturity and/or duration of the Fund accordingly. In selecting individual securities within the framework of this top-down portfolio positioning, the portfolio manager will normally seek to maintain an average portfolio duration within 20% above or below that of its benchmark, the Bloomberg U.S. Aggregate Bond Index (i.e., between approximately 5 years and 7.5 years, based on the index’s effective duration of 6.24 years as of December 29, 2023).
In addition to an interest rate outlook, the portfolio manager will typically shift emphasis among sectors, credit qualities and coupons based on an analysis of relative value and interest rate spreads. Within this analysis, the portfolio manager will seek to ensure that an investment’s liquidity is commensurate with its anticipated yield, with a particular focus on investments that have an

2

anticipated yield higher than that of similar securities of comparable liquidity. The Fund invests in a variety of types of fixed income securities, though the majority of holdings ordinarily consist of corporate debt. In addition to the securities listed above, the Fund’s range of debt instruments includes municipal debt and other instruments that have debt-like characteristics as well as convertible bonds (including contingent convertible bonds also known as “CoCos”). A contingent convertible bond is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”), such as a decline in the issuer’s capital below a specified threshold or increase in the issuer’s risk-weighted assets. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. The Fund expects to invest in preferred stock, which it considers similar to debt instruments (including for purposes of the 80% test above).
The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. Accordingly, the Fund may invest in securities that are only offered and sold to “qualified institutional buyers”, pursuant to Rule 144A under the Securities Act, as such securities are prevalent in the high yield bond market. The Fund may also gain some of its exposure to debt through other debt instruments, e.g., through exchange-traded funds (“ETFs”).
The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced (“TBA”) market and those in a dollar roll transaction.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Credit Risk. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Fixed Income Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Active Management Risk. Thompson, Siegel & Walmsley LLC’s (“TSW’s”) dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.

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Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans.
Mortgage-backed Securities Risk. In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
High Yield (“Junk Bond”) Investments Risk. Below investment grade fixed income securities, also known as “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy. The Fund typically treats unrated bonds as presenting comparable risks as those rated below investment grade (and TSW typically treats them as such for purposes of investment restrictions).
Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Limited History of Operations. The Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.

4

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause the Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Portfolio Turnover Risk. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if TSW determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within TSW’s control. These transactions will increase the Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk. When-issued, delayed delivery, TBA and forward commitment transactions involve the risk that the security a Fund buys will lose value prior to its delivery. These transactions may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing a Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
Performance information for the Fund will be available after the Fund completes a full calendar year of operations.
Portfolio Management
Investment Advisers
Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”) is the Fund’s subadviser, subject to supervision by the Board and the Adviser.1
Portfolio Manager
William M. Bellamy, CFA
Portfolio Manager
Length of Service: Since 2024 (inception)

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

5

Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
TSW Core Plus Bond Fund
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6

FUND SUMMARY
TSW Emerging Markets Fund
Investment Objective
The investment objective of the TSW Emerging Markets Fund (the “Fund”) is to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.95%	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses	1.75%	1.85%	2.00%	1.75%
Fee Waivers and Reimbursements1	‑0.76%	‑0.76%	‑0.76%	‑0.76%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.99%	1.09%	1.24%	0.99%

[1]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, 1.09%, 1.24%, and 0.99% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3-, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$101	$477	$878	$1,999
Advisor Shares	$111	$508	$930	$2,107
Investor Shares	$126	$554	$1,008	$2,266
Class Z Shares	$101	$477	$878	$1,999
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.29% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that are located in emerging market countries, including frontier markets. The Fund’s investments in equity securities can include common and preferred stocks, as well as rights and warrants to subscribe to common stock or other equity securities. The Fund obtains its exposure to equity securities either directly or indirectly, including through depositary receipts or participatory notes. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index and other countries with similar emerging or frontier market characteristics, (for example, relatively low gross national product per capita compared to the world’s major economies).
The Fund utilizes a bottom-up, business-focused approach based on study of individual companies and their competitive dynamics of the industries in which they participate. The portfolio manager strives to identify companies whose shares are underpriced relative to their intrinsic value. The portfolio is managed with reference to the MSCI Emerging Markets Index as to country allocation, but the Fund is not benchmark constrained. The portfolio manager intends, under normal circumstances, to have approximately 40-80 equity securities in the Fund’s portfolio.
Pursuant to a value investing philosophy, the Fund seeks to invest in securities that the portfolio manager believes provide a discount or “margin of safety” between a security’s price and what the portfolio manager believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). In order to first narrow the Fund’s investment universe, the portfolio manager uses quantitative tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the portfolio manager combines fundamental research and qualitative analysis to make individual security selections. Within the investment universe the portfolio manager seeks to invest in companies with attractive risk-reward profiles. The portfolio manager considers these to be companies that he identifies as being both undervalued and having attractive fundamentals (such as revenues, earnings, or management). The portfolio manager also analyzes country-specific factors such as geopolitical risk and its potential impact on expected returns.
The Fund may invest in unaffiliated investment companies, including exchange-traded funds, and may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance.
The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. The Fund’s benchmark index currently includes substantial exposure to China. These countries may change from time to time.

8

Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on emerging market stocks. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, variable interest entities risks, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks.
REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT investments. Active Management Risk. Thompson, Siegel & Walmsley LLC’s (“TSW’s”) judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the

9

intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Geographic Focus Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic, or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.
Investment Company Risk. If the Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain non-U.S. exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.
Limited History of Operations. The Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

10

Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:	10/01/2022 – 12/31/2022 – 17.19%
Worst quarter:	04/01/2022 – 06/30/2022 – (13.40%)
Average Annual
Total Returns – for the Periods Ended December 31, 2024

	1 Year	Since Inception[1]
Institutional Shares – Before Taxes	2.28%	‑0.95%
Institutional Shares – After Taxes on Distributions	1.30%	-1.58%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	1.68%	-0.75%
MSCI Emerging Markets Index (reflects no deductions for fees or expenses)*	7.50%	‑1.11%

[1]	The Institutional Shares of the Fund commenced operations on December 21, 2021.
*	Index returns shown are net of withholding taxes.
Portfolio Management
Investment Advisers
Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”) is the Fund’s subadviser, subject to supervision by the Board and the Adviser1.
Portfolio Manager
Elliott W. Jones, CFA
Portfolio Manager
Length of Service: Since 2021 (inception)
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

11

There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
TSW Emerging Markets Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12

FUND SUMMARY
TSW High Yield Bond Fund
Investment Objective
The primary investment objective of the TSW High Yield Bond Fund (the “Fund”) is to seek high current income with a secondary focus on capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.78%	0.78%	0.78%	0.78%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.29%	1.39%	1.54%	1.29%
Fee Waivers and Reimbursements[2]	‑0.63%	‑0.63%	‑0.63%	‑0.63%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.66%	0.76%	0.91%	0.66%

[1]	Expenses associated with investments in underlying investment companies are excluded from the contractual expense limitation.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.65%, 0.75%, 0.90%, and 0.65% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) at any time and will terminate automatically upon termination of the Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.65%, 0.75%, 0.90%, and 0.65% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

13

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3-, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$67	$347	$647	$1,501
Advisor Shares	$78	$378	$700	$1,614
Investor Shares	$93	$425	$780	$1,781
Class Z Shares	$67	$347	$647	$1,501
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.54% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities, also known as “junk bonds” (higher risk, lower rated fixed income securities rated BB or below by at least one nationally recognized statistical rating organization (“NRSRO”) or determined to be of a similar quality by TSW). Under normal circumstances, the Fund will not invest more than 20% of its net assets in debt instruments that, at the time of purchase, are rated CCC or below by at least one NRSRO or determined to be of a similar quality by TSW.
The Fund’s fixed income securities include primarily corporate debt. The Fund, from time to time, will make opportunistic investments in other fixed income securities such as convertible bonds, preferred securities, loans (senior floating rate loans as well as other secured and unsecured loans) and loan participations. The Fund retains flexibility to seek temporary, indirect exposure (e.g., through pooled investment vehicles) to fixed income securities, such as when managing inflows into the Fund. The Fund expects to invest primarily in securities denominated in U.S. dollars and may invest in companies of any size, including small- and mid-capitalization companies. The Fund’s portfolio is expected to have a weighted average duration of between three and seven years under normal conditions.
The portfolio manager follows a disciplined, bottom-up research process that focuses on analyzing individual issuers. This process aims to identify securities showing stable or improving credit metrics that offer strong relative value in the context of the high yield market. The portfolio manager evaluates quantitative as well as qualitative factors in his fundamental analysis. While the investment process does not impose a top-down allocation to countries or sectors, the portfolio manager attempts to reduce risk through diversification and credit analysis as well as by considering the sector allocations of the Fund’s benchmark.
The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. Accordingly, the Fund expects to invest a significant portion of its assets in securities that are only offered and sold to “qualified institutional buyers”, pursuant to Rule 144A under the Securities Act, as such securities are prevalent in the high yield bond market.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.

14

Credit Risk. An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Fixed Income Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
High Yield (“Junk Bond”) Investments Risk. Below investment grade fixed income securities, also known as “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.
Limited History of Operations. The Fund is a newly organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Active Management Risk. Thompson, Siegel & Walmsley LLC’s (“TSW’s”) judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.

15

ETF Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.
Investment Company Risk. If the Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:  10/01/2022 – 12/31/2022 – 5.76%
Worst quarter:  04/01/2022 – 06/30/2022 – (9.87%)
Average Annual Total Returns – for the Periods Ended December 31, 2024

	1 Year	Since Inception[1]
Institutional Shares – Before Taxes	8.37%	3.33%
Institutional Shares – After Taxes on Distributions	5.77%	0.96%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	4.90%	1.48%
ICE BofA U.S. High Yield Constrained Index (reflects no deductions for fees or expenses)*	8.27%	3.09%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees or expenses)**	1.25%	‑2.18%

[1]	The Institutional Shares of the Fund commenced operations on October 26, 2021.

16

*	Index returns shown are net of withholding taxes.
**
Effective September 30, 2024 the Fund compares its performance to the Bloomberg U.S. Aggregate Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests. Index returns shown are net of withholding taxes.

Portfolio Management
Investment Advisers
Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”) is the Fund’s subadviser, subject to supervision by the Board and the Adviser1.
Portfolio Manager
William M. Bellamy, CFA
Portfolio Manager
Length of Service: Since 2021 (inception)
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
TSW High Yield Bond Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

17

FUND SUMMARY
TSW Large Cap Value Fund
Investment Objective
The TSW Large Cap Value Fund (the “Fund”) seeks maximum long-term total return, consistent with reasonable risk to principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.58%	0.58%	0.58%	0.58%
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Other Expenses	0.37%	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.97%	1.07%	1.22%	0.97%
Fee Waivers and Reimbursements[2]	-0.22%	-0.22%	-0.22%	-0.22%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.75%	0.85%	1.00%	0.75%

[1]	Expenses associated with investments in underlying investment companies are excluded from the contractual expense limitation.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) 0.73%, 0.83%, 0.98% and 0.73% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2026. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) at any time and will terminate automatically upon termination of the Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.73%, 0.83%, 0.98% and 0.73% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

18

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1-year example and for the first year of the 3-, 5- and 10-year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$77	$287	$515	$1,170
Advisor Shares	$87	$318	$569	$1,286
Investor Shares	$102	$365	$649	$1,458
Class Z Shares	$77	$287	$515	$1,170
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rates excludes securities received or delivered from in-kind fund share transactions. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses above, can adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.50% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value companies” with large market capitalizations. The Fund considers a company’s market capitalization to be large if it equals or exceeds that of the smallest company in the Russell 1000® Index as of the most recent reconstitution (approximately $7 billion as of the most recent reconstitution prior to December 31, 2024). The Fund will invest primarily in a diversified portfolio of common stocks. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or market capitalization. The Fund only purchases securities listed on a U.S. stock exchange and may invest up to 20% of its total assets in American Depositary Receipts (“ADRs”).
The Fund utilizes a bottom-up, business-focused approach based on study of individual companies and the competitive dynamics of their respective industries. The Fund defines a “value company” as an issuer of securities that the portfolio managers believe provide a discount between their market price and what the portfolio managers believe to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). The portfolio managers intend, under normal circumstances, to have approximately 30-50 equity securities in the Fund’s portfolio.
In seeking to identify value companies, the portfolio managers first narrow the investment universe using quantitative tools linked to a variety of relative value assessments (including cash flow, earnings and share price). The portfolio managers then combine fundamental research and qualitative analysis to make individual security selections. The portfolio managers seek to invest in the best risk-reward candidates within the universe, companies that they believe remain undervalued despite having attractive fundamentals. As part of the investment process, the portfolio managers typically assess factors such as a company’s future cash flows, catalysts that may reduce the gap between share price and intrinsic value within the next several years, and other potential impacts on expected returns.
The Fund may invest in real estate investment trusts (“REITs”). Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may do so at any time.

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Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
Long-Term Investment Strategy Risk. The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.
Active Management Risk. Thompson, Siegel & Walmsley LLC (“TSW’s”) judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT investments.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

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Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Performance Information
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. For periods prior to the reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.
Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:  04/01/2020 – 06/30/2020 – 16.42%
Worst quarter:  01/01/2020 – 03/31/2020 – (23.26%)
Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception[1]
Institutional Shares – Before Taxes	11.15%	9.89%	8.94%	7.89%
Institutional Shares – After Taxes on Distributions	8.93%	7.45%	6.59%	5.96%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	8.10%	7.43%	6.63%	5.92%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.49%	9.76%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)	24.51%	14.28%	12.87%	10.71%

1	The Institutional Shares of the predecessor fund commenced operations on July 16, 1992.
*
Effective September 30, 2024 the Fund compares its performance to the Russell 1000® Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors and/or asset classes in which the Fund primarily invests. Index returns shown are net of withholding taxes.

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Portfolio Management
Investment Advisers
Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”) is the Fund’s subadviser, subject to supervision by the Board and the Adviser.1
Portfolio Managers

Bryan F. Durand, CFA Co-Portfolio Manager, Research Analyst Length of Service: Since 2019*	Brett P. Hawkins, CFA Lead Portfolio Manager, Chief Investment Officer Length of Service: Since 2015*

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor.
Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
TSW Large Cap Value Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Distributions and Taxes
The Fund intends to make distributions that are generally taxable to you as ordinary income or capital gains, unless you invest through an IRA, 401(k), or other tax-advantaged arrangement. However, you may be subject to tax when you withdraw monies from a tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUNDS
Principal Investments and Strategies of Each Fund
TSW Core Plus Bond Fund
Investment Objective: The investment objective of the TSW Core Plus Bond Fund (the “Fund”) is to seek strong, risk-adjusted total return over a market cycle.
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a combination of investment grade fixed income securities and high yield fixed income securities (also known as “junk bonds”). In maintaining the “core” portion of its portfolio, the Fund will ordinarily invest at least 65% of its net assets in bonds, notes, and other debt instruments, primarily corporate bonds, U.S. treasury obligations, including Treasury Inflation Protected Securities (“TIPS”), and other U.S. Government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities that are rated “investment grade” by at least one nationally recognized statistical rating organization or determined to be of a similar quality by Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”). The Fund may invest in fixed and floating rate loans of any kind (including, among others, bank loans, assignments, participations, delayed funding loans and revolving credit facilities). Under normal circumstances, the Fund will support the “plus” component of its portfolio by investing up to 20% of its net assets in fixed-income securities that are below “investment grade” (otherwise known as junk bonds). The Fund expects to invest primarily in securities denominated in U.S. dollars and may invest in companies of any size, including small- and mid-capitalization companies.
In structuring the Fund, the portfolio manager seeks to achieve strong risk-adjusted return (i.e., seeking to earn an appropriate level of yield in relation to the level of risk taken) over a full market cycle (approximately three years). To achieve this, he begins by establishing broad parameters for positioning the overall portfolio based on an assessment of macro-economic variables, which might typically include: (i) current economic conditions and trends; (ii) the Federal Reserve Board’s management of monetary policy; (iii) inflation expectations; (iv) government and private credit demands; and (v) global market conditions. In constructing the portfolio, he will also consider factors such as duration (a measure used to determine the sensitivity of a bond’s price to changes in interest rates), yield curve (a visual representation of interest rates on bonds at different maturities) and sector weightings. In addition to this, the portfolio manager will formulate an outlook for the direction of interest rates and adjust the average maturity and/or duration of the Fund accordingly. In selecting individual securities within the framework of this top-down portfolio positioning, the portfolio manager will normally seek to maintain an average portfolio duration within 20% above or below that of its benchmark, the Bloomberg U.S. Aggregate Bond Index (i.e., between approximately 5 years and 7.5 years, based on the index’s effective duration of 6.24 years as of December 29, 2023).
In addition to an interest rate outlook, the portfolio manager will typically shift emphasis among sectors, credit qualities and coupons based on an analysis of relative value and interest rate spreads. Within this analysis, the portfolio manager will seek to ensure that an investment’s liquidity is commensurate with its anticipated yield, with a particular focus on investments that have an anticipated yield higher than that of similar securities of comparable liquidity.
The Fund invests in a variety of types of fixed income securities, though the majority of holdings ordinarily consist of corporate debt. In addition to the securities listed above, the Fund’s range of debt instruments includes municipal debt and other instruments that have debt-like characteristics as well as convertible bonds (including contingent convertible bonds also known as “CoCos”). A contingent convertible bond is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”), such as a decline in the issuer’s capital below a specified threshold or increase in the issuer’s risk-weighted assets. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. The Fund expects to invest in preferred stock, which it considers similar to debt instruments (including for purposes of the 80% test above).
The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. Accordingly, the Fund may invest in securities that are only offered and sold to “qualified institutional buyers”, pursuant to Rule 144A under the Securities Act, as such securities are prevalent in the high yield bond market. The Fund may also gain some of its exposure to debt through other debt instruments, e.g., through exchange-traded funds (“ETFs”).
The portfolio manager may consider selling a security to (i) manage overall portfolio risk (including the balance between “core” and “plus”), (ii) achieve an attractive total return, (iii) respond to a negative change in a company’s risk/return profile or (iv) take advantage of more favorable risk-adjusted opportunities.

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The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced (“TBA”) market and those in a dollar roll transaction.
TSW Emerging Markets Fund
Investment Objective: The investment objective of the Fund is to maximize long-term capital appreciation.
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that are located in emerging market countries, including frontier markets. The Fund’s investments in equity securities can include common and preferred stocks, as well as rights and warrants to subscribe to common stock or other equity securities. The Fund obtains its exposure to equity securities either directly or indirectly, including through depositary receipts or participatory notes. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index and other countries with similar emerging or frontier market characteristics, (for example, relatively low gross national product per capita compared to the world’s major economies).
The Fund utilizes a bottom-up, business-focused approach based on study of individual companies and their competitive dynamics of the industries in which they participate. The portfolio manager strives to identify companies whose shares are underpriced relative to their intrinsic value. The portfolio is managed with reference to the MSCI Emerging Markets Index as to country allocation, but the Fund is not benchmark constrained. The portfolio manager intends, under normal circumstances, to have approximately 40-80 equity securities in the Fund’s portfolio.
Pursuant to a value investing philosophy, the Fund seeks to invest in securities that the portfolio manager believes provide a discount or “margin of safety” between a security’s price and what the portfolio manager believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). In order to first narrow the Fund’s investment universe, the portfolio manager uses quantitative tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the portfolio manager combines fundamental research and qualitative analysis to make individual security selections. Within the investment universe, the portfolio manager seeks to invest in companies with attractive risk-reward profiles. The portfolio manager considers these to be companies that he identifies as being both undervalued and having attractive fundamentals (such as revenues, earnings, or management). The portfolio manager also analyzes country-specific factors such as geopolitical risk and its potential impact on expected returns.
The Fund may consider selling a security if the portfolio manager believes that (a) it has reached or exceeded its intrinsic value, (b) if there is an actual or potential deterioration in the company’s underlying business or in the risk/reward profile of investing in the company, or (c) if there is a material deterioration in the financial conditions affecting the country or countries to which the company s exposed. The Fund may also consider selling if the portfolio manager identifies a security that he believes offers a better investment opportunity.
The Fund may invest in unaffiliated investment companies, including exchange-traded funds, and may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance.
The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. The Fund’s benchmark index currently includes substantial exposure to China. These countries may change from time to time.
TSW High Yield Bond Fund
Investment Objective: The primary investment objective of the Fund is to seek high current income with a secondary focus on capital appreciation.
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities, also known as “junk bonds” (higher risk, lower rated fixed income securities rated BB or below by at least one nationally recognized statistical rating organization (“NRSRO”) or determined to be of a similar quality by TSW). Under normal circumstances, the Fund will not invest more than 20% of its net assets in debt instruments that, at the time of purchase, are rated CCC or below by at least one NRSRO or determined to be of a similar quality by TSW.

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The Fund’s fixed income securities include primarily corporate debt. The Fund, from time to time, will make opportunistic investments in other fixed income securities such as convertible bonds, preferred securities, loans (senior floating rate loans as well as other secured and unsecured loans) and loan participations. The Fund retains flexibility to seek temporary, indirect exposure (e.g., through pooled investment vehicles) to fixed income securities, such as when managing inflows into the Fund. The Fund expects to invest primarily in securities denominated in U.S. dollars and may invest in companies of any size, including small- and mid-capitalization companies. The Fund’s portfolio is expected to have a weighted average duration of between three and seven years under normal conditions.
The portfolio manager follows a disciplined, bottom-up research process that focuses on analyzing individual issuers. This process aims to identify securities showing stable or improving credit metrics that offer strong relative value in the context of the high yield market. The portfolio manager evaluates quantitative as well as qualitative factors in his fundamental analysis. Quantitative factors may include asset/interest coverage, leverage, financial flexibility, and cash-flow. Qualitative factors may include industry attractiveness, competitive positioning, and management’s transparency and philosophy toward bondholders. While the investment process does not impose a top-down allocation to countries or sectors, the portfolio manager attempts to reduce risk through diversification and credit analysis as well as by considering the sector allocations of the Fund’s benchmark.
The portfolio manager may consider selling a security to (i) manage overall portfolio risk, (ii) achieve an attractive total return, (iii) respond to a negative change in a company’s risk/return profile or (iv) take advantage of more favorable risk-adjusted opportunities.
The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. Accordingly, the Fund expects to invest a significant portion of its assets in securities that are only offered and sold to “qualified institutional buyers”, pursuant to Rule 144A under the Securities Act, as such securities are prevalent in the high yield bond market.
TSW Large Cap Value Fund
Investment Objective: The Fund seeks maximum long-term total return, consistent with reasonable risk to principal.
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “value companies” with large market capitalizations. The Fund considers a company’s market capitalization to be large if it equals or exceeds that of the smallest company in the Russell 1000® Index as of its most recent reconstitution (approximately $7 billion as of the most recent reconstitution prior to December 31, 2024). The Fund will invest primarily in a diversified portfolio of common stocks. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or market capitalization. The Fund only purchases securities listed on a U.S. stock exchange and may invest up to 20% of its total assets in American Depositary Receipts (“ADRs”), which are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and traded on U.S. exchanges.
The Fund utilizes a bottom-up, business-focused approach based on study of individual companies and the competitive dynamics of their respective industries. The Fund defines a “value company” as an issuer of securities that the portfolio managers believe provide a discount between their market price and what the portfolio managers believe to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). The portfolio managers intend, under normal circumstances, to have approximately 30-50 equity securities in the Fund’s portfolio.
In seeking to identify value companies, the portfolio managers first narrow the investment universe using quantitative tools linked to a variety of relative value assessments (including cash flow, earnings and share price). The portfolio managers then combine fundamental research and qualitative analysis to make individual security selections. The portfolio managers seek to invest in the best risk-reward candidates within the universe, companies that they believe remain undervalued despite having attractive fundamentals. As part of the investment process, the portfolio managers typically assess factors such as a company’s future cash flows, catalysts that may reduce the gap between share price and intrinsic value within the next several years, and other potential impacts on expected returns.
The portfolio managers may consider selling a security if (i) there is a change in the company’s risk/return profile, (ii) the portfolio managers believe that the company’s catalyst(s) to close its price to value gap are achieved or are no longer valid, (iii) the company’s earnings are significantly below market expectations or there is a significant downward revision to the company’s estimated earnings, (iv) to manage overall portfolio risk, or (v) the portfolio managers identify a more attractive investment opportunity. Consistent with the Fund’s rigorous investment selection process, the portfolio managers may determine to delay reinvestment of sale proceeds or other available cash, instead holding positions in cash and cash equivalents, including money market funds, potentially to a material degree relative to the net assets of the Fund, while examining and awaiting available investment opportunities.

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The Fund may invest in real estate investment trusts (“REITs”). Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may do so at any time.
As disclosed above, the Fund maintains its policy to invest at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund’s 80% Policy complies with recent amendments to Rule 35d-1 under the 1940 Act (the “Names Rule”). Prior to the adoption of this new 80% Policy on February 1, 2025, the Fund had adopted a somewhat different policy in compliance with the older formulation of the Names Rule. In order to satisfy certain notice requirements under the Names Rule, the Fund will continue comply with both the old and the new investment policies concurrently until May 1, 2025, after which time only the new 80% Policy will apply. The prior 80% policy reads as follows: “The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with large market capitalizations.”
More Information about Investment Strategies Related to the Funds
In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies, and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective or its other investment policies. If a Fund invests in this manner, it may not achieve its investment objective.
In addition to its principal investment strategies, a Fund may use the investment strategies described below. A Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Funds’ other investment practices and their risks, you should read the SAI.
Temporary Defensive Strategies. The Funds seek to remain fully invested in accordance with their respective investment objectives. However, in an attempt to respond to adverse market, economic, political, or other conditions, a Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. These defensive positions may include investments in cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could prevent a Fund from achieving its investment objective.
Name Policy. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). Each Fund’s 80% Policy is set forth in the SAI. Additional detail regarding the implementation of the policy is included in the “Fund Summary” section of this prospectus. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets its 80% Policy requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy. Each Fund’s 80% Policy is non-fundamental and can be changed by the Fund’s Board of Trustees without shareholder approval. A Fund will provide shareholders with at least 60 days’ prior notice of any changes to the Fund’s 80% Policy.
Location of Issuers. A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries or whether the issuer is located outside the U.S. more generally. Being “located in” a particular country reflects a judgment that an issuer is economically tied to that country, and in determining where an issuer is located for these purposes the Adviser and TSW will consider a number of factors, including but not limited to:

•	the markets in which the issuer’s securities are principally traded;

•	where the issuer’s headquarters, principal offices or operations are located;

•	where the issuer is organized; and

•	the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country.
No single factor will necessarily be determinative nor must all factors be present for the Adviser and TSW to determine where an issuer is located. The Adviser and TSW may weigh these factors differently with respect to different geographic policies, different countries or different series of the Trust. The categorization of location of issuer for compliance testing purposes with respect to the Funds may differ from how other or different portfolio managers, investment professionals, or third parties assign the location of individual issuers.

26

Line of Credit and Borrowings. The Trust, on behalf of the TSW High Yield Bond Fund, TSW Large Cap Value Fund, TSW Core Plus Bond Fund and certain other series of the Trust, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes.
The Credit Agreement permits the TSW High Yield Bond Fund, TSW Large Cap Value Fund, TSW Core Plus Bond Fund and certain other series of the Trust to borrow up to an aggregate amount of $150 million, $50 million of which is committed (requires the lender to advance money to the borrower when requested) and $100 million of which is uncommitted (includes no obligation by the lender to loan funds when requested by the borrower) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn committed amounts under the credit facility, which is allocated between the TSW High Yield Bond Fund, TSW Large Cap Value Fund, TSW Core Plus Bond Fund and certain other series of the Trust, and, within each Fund, to each share class, on a pro rata basis, based on such Fund’s (or such share classes, as appropriate) average daily net asset value.
Cash-Sweep Program. The Funds may invest in a cash-sweep program administered by the Northern Trust Company, the Funds’ Administrator, through which a Fund’s cash holdings are placed in the Northern Institutional Funds Treasury Portfolio (the “Cash Sweep Portfolio”) a money market fund pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks. For example, money market fund sweep vehicles, such as the Cash Sweep Portfolio, are subject to market risks and are not subject to FDIC protection. As a shareholder of the Cash Sweep Portfolio, a Fund would bear, along with other shareholders, its pro rata portion of the Cash Sweep Portfolio’s expenses, including any advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Emerging Markets. The TSW Emerging Markets Fund invests in companies located in emerging markets as part of its principal investment strategies. Unless otherwise stated in the Fund’s principal investment strategy, the Fund defines emerging markets countries as those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.
Performance Comparisons to International Indexes. A Fund may compare its performance to one or more non-U.S. indexes prepared by MSCI. According to public disclosure made available by MSCI, the performance returns of such MSCI indexes are calculated net of foreign withholding taxes. Accordingly, performance information of such indexes presented in this prospectus reflects the net effect of foreign withholding tax.
Seed Capital Investments into the Funds. From time to time, the Adviser and/or its affiliates may invest “seed capital” in a Fund. These investments are generally intended to enable a Fund or a share class of the Fund to commence investment operations and/or achieve sufficient scale to implement the Fund’s principal investment strategy. The Adviser and/or its affiliates are under no obligation to maintain any particular level of seed capital investments in a Fund, and they can redeem their investments at any time and without prior notice. As with redemptions by other large shareholders, redemptions of seed capital could have a significant negative impact on a Fund, including on the liquidity of the Fund’s investment portfolio and the net asset value (“NAV”) of the Fund shares. The form of a seed investor’s contribution and any redemption activity by a seed investor can affect, including adversely, the tax efficiency of a Fund.
When the Adviser or an affiliate provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption of seed capital could benefit the seed investor and create a conflict for the Adviser if the seed investor’s interests diverge from those of a Fund. For example, the seed investor may choose to redeem its shares at a time when a Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including redemption activity by a seed investor, is that investors remaining in a Fund will bear a proportionately higher share of Fund expenses following the redemption.
The Adviser and/or its affiliates may vote proxies (and have voted proxies in the past) for the shares they have received in exchange for seed capital. If seed capital investments account for a significant portion of a Fund’s outstanding shares, the Adviser and/or its affiliates may have the ability to determine the outcome of any matter affecting and voted on by shareholders of the Fund.
Summary of Principal and Non-Principal Risks
This section describes the principal risks and some related risks of investing in the Funds, listed in alphabetical order, but it does not describe every possible risk of investing in a Fund. Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund.

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Active Management Risk. TSW’s or the Adviser’s dependence, for certain of the Funds, on a quantitative strategy, and TSW’s or the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, evaluation of an issuer’s corporate governance practices, risk assessments, and/or the outlook on market trends and opportunities.
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Benchmark and Reference Rate Risk. The London Interbank Offered Rate (LIBOR) was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of debt instruments and other investments and transactions (including certain derivatives transactions) to which a Fund may be a party were historically tied to LIBOR, which was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly, but the full impact of the transition on the Funds or the financial instruments in which a Fund invests cannot yet be fully determined.
In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
China Risk. To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, variable interest entities (“VIEs”) risks, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. U.S. or non-U.S. government sanctions or other government’s interventions could preclude a Fund from making certain investments in China or result in a Fund selling investments in China at disadvantageous times or prices. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Additionally, in China, U.S. ownership of Chinese companies in certain sectors (including by U.S. persons and entities, inclusive of U.S. mutual funds) is prohibited. In order to facilitate non-U.S. investment, many Chinese companies have created VIEs that allow non-U.S. investors, through the use of contractual arrangements, to both exert a degree of control and to obtain substantially all of the economic benefits arising from a company without formal legal ownership. Although VIEs are a longstanding industry practice and have been well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. If the Chinese companies (or their officers, directors, or Chinese equity holders) breached their contracts or if Chinese officials and/or regulators withdraw their implicit acceptance of the VIE structure or if new laws, rules or regulations relating to VIE structures are adopted U.S. investors could suffer substantial, detrimental, and possibly permanent effects with little or no recourse available. VIE structures do not offer the same level of investor protections as direct ownership. Investors may experience losses if VIE structures are altered or disputes emerge over control of the VIE. In December, 2021, the China Securities Regulatory Commission and China’s National Development and Reform Commission published draft rules that, if declared effective, will establish a new regulatory framework for VIEs. These proposed rules acknowledge VIEs for the first time and propose the tightening of regulations around VIEs, however not all details on how these new regulations would work in practice are clear at this stage. It remains unclear whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.

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Convertible Securities Risk. Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of TSW or the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non-U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, TSW or the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on a Fund or its investors. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non-voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
Derivatives Risk. A derivative is an instrument with a value based on the performance of an underlying financial asset, index, or other measure. The types of derivatives that might be used by a Fund may include futures and forward contracts, options, swaps, and other similar instruments. The use of derivative contracts may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivatives can be complex and may perform in ways unanticipated by TSW or the Adviser. Derivatives may be volatile, difficult to value, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non-U.S. investments. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.
Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A sub-set of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in

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the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, a Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject a Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of a Fund’s investment.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
ESG Factor Risk. To the extent portfolio managers of a Fund incorporate environmental, social and/or governance considerations (“ESG factors”) into their investment process, the Fund will be subject to risks associated with the relevant ESG factors. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.
In general, use of ESG factors in the securities selection process will affect a Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG factor analysis; and may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG factors are incorporated and whether such investments are in or out of favor.
Successful incorporation of ESG factors into a Fund’s overall investment strategy will depend on its portfolio managers’ ability to identify and analyze financially material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.
ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs may be subject to the following additional risks: (1) the market price of an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively-managed ETF may not accurately track the performance of the reference asset; and (5) a passively-managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.
Euro- and Eurozone-Related Risk. To the extent a Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political

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coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent a Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of a Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. On January 31, 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic, and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that a Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Fixed Income Risk. Some Funds may invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of a Fund’s investments decreases. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
High Yield (“Junk Bond”) Investments Risk. Some Funds may invest in high yield securities, also known as “junk bonds,” which have a higher risk of issuer default or may be in default. The securities are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. In particular, lower-rated high yield

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securities (CCC or below) are subject to a greater degree of credit risk than higher-rated high yield bonds. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. A characteristic of the high yield bond is the issuance of securities under Rule 144A, many with registration rights. Some Funds may invest in high yield securities issued under Rule 144A, with or without registration rights.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of non-U.S. capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. To the extent a Fund invests in investments in India, it may be subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. Your investment will decline in value if the value of the Fund’s investments decreases. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

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Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at TSW or the Adviser, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Limited History of Operations. The TSW Emerging Markets Fund and TSW High Yield Bond Fund are newly organized, diversified, open-end management investment companies with limited operating histories. As a result, prospective investors have a limited track record or history on which to base their investment decision. The Adviser or its affiliates may contribute “seed capital” in connection with the launch of a Fund to commence operations prior to investment by third parties. Seed capital may represent ownership of up to 100% of a Fund during its initial phase of operation and, in limited circumstances, during subsequent periods. It is anticipated that over time this percentage will decrease. Funds with higher percentages of seed capital may exhibit different portfolio dynamics or performance profiles than those with a lower percentage of seed capital.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays, such as the week-long closure of Chinese securities markets that occurs annually in October. The SEC has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of a Fund’s investments being classified as illiquid investments.
Long-Term Investment Strategy Risk. TSW Large Cap Value Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio. The market price of a Fund’s investments may fluctuate daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Short- and medium-term price fluctuations may be especially pronounced in less developed markets or in companies with lower market capitalizations in which the Fund may invest.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Mortgage-Related and Asset-Backed Securities Risk. In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. A Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities and other asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, or which may be negatively impacted by economic and market conditions, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn or recession, high unemployment, a general slowdown

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in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets. These types of securities may also decline for reasons associated with the underlying collateral. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from U.S federal income tax.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.
Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. An epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non-U.S. exchange rates The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non-U.S. Securities Risk. Non-U.S. securities risk is the risk associated with investments in issuers located in non-U.S. countries. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non-U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. Other risks associated with investing in non-U.S. securities

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include, among other things, imposition of exchange control regulation by the U.S. or non-U.S. governments, U.S. and non-U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non-U.S. nations. There may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the U.S. and certain non-U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers or non-U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, non-U.S. withholding or other taxes reduce a Fund’s return on non-U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non-U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal and Non-Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non-U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non-U.S. entities to honor their contractual commitments.
Participatory Notes Risk. Participatory notes are equity access products structured as debt obligations issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Some participatory notes may be considered illiquid and, therefore, will be subject to a Fund’s percentage limitation for investments in illiquid securities. The Funds may take long or short positions in participatory notes.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if TSW or the Adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within TSW’s or the Adviser’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.
Preferred Stock Risk. A Fund may invest in preferred stock. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
REIT Risk. REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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Small-Cap and Mid-Cap Company Risk. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
South Korea Risk. To the extent a Fund invests in investments located in South Korea, the Fund will be susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.
Taiwan Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact a Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan.
TIPS and Inflation-Linked Bonds or Inflation-Indexed Securities Risk. The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal (stated) interest rates and the rate of inflation as the principal and/or interest is adjusted for inflation and can be unpredictable. As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities and the Fund may not receive any income from such investments. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. The losses from inflation-protected securities may be greater than the losses from other fixed-income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and, as such, can suffer from losses during time of economic stress or illiquidity.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent the Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union (“Brexit”). After years of negotiations, a trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk. There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When a Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.

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The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser. TBA securities have the effect of creating leverage.
Recently finalized but not yet effective FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio holdings is available in the SAI.
PRIOR RELATED PERFORMANCE OF SIMILAR ACCOUNTS
The below table titled “TSW’s Prior Performance of a Similar Account Relating to TSW High Yield Bond Fund” sets forth historical performance information for a separate account (“Comparable Account”) that has a substantially similar investment objective, policy and strategy as the TSW High Yield Bond Fund, and is managed by Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (“TSW” or the “Subadviser”).
The below table titled “TSW’s Prior Performance of the Composite for TSW Core Plus Bond Fund” sets forth historical performance information for all actual discretionary institutional and other accounts (the “Composite”) that have a substantially similar investment objective, policy and strategy as the TSW Core Plus Bond Fund, and which are managed by TSW.
The data is provided to illustrate the past performance of substantially similar accounts as measured against a specified market index and does not represent the performance of each Fund. The Comparable Account and the accounts in the Composite are separate and distinct from the Funds; the performance of the Comparable Account and the accounts in the Composite is not intended as a substitute for a Fund’s performance and should not be considered a prediction of the future performance of the TSW High Yield Bond Fund, TSW Core Plus Bond Fund or of TSW.
The data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis, and assume the reinvestment of dividends, capital gains and other earnings. All returns are net of trading costs, without provision for U.S. federal or state income taxes. “Net of Fees” figures also reflect the deduction of all fees applicable to the accounts in the composite including a bundled fee (which includes all effective charges for management fees, custody and other administrative fees) and performance fees. “Gross of Fees” figures show performance without taking into account the deductions of any fees.
Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Comparable Account and the Composite reflect the account values as of the last trading day of the month. Monthly returns are linked together in order to calculate annual returns. Performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.
The discretionary institutional accounts that are included in the Composite are subject to lower expenses than the TSW Core Plus Bond Fund and may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Composite would have been less favorable had the underlying accounts been subject to the same expenses as the TSW Core Plus Fund and may have been less favorable had each underlying account been regulated as an investment company under the federal securities laws.
The Comparable Account may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the Comparable Account would have been less favorable had the underlying account been subject to the same expenses as the TSW High Yield Bond Fund and may have been less favorable had it been regulated as an investment company under the federal securities laws. The expenses used in the Comparable Account are lower than those used in the Fund.

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The returns set forth below may not be representative of the results that may be achieved by each Fund in the future, in part because the past results are not necessarily indicative of future results. In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions, market conditions and other factors. The effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.
The tables below show the annual total returns for the Comparable Account and Composite, and a broad-based securities market index for periods ended December 31.
TSW’s Prior Performance of a Similar Account Relating to TSW High Yield Bond Fund

	1 Year	5 Years	Since Inception
Comparable Account (Net of Fees)	19.85%	14.00%	12.87%
Comparable Account (Gross of Fees)	20.29%	14.45%	13.33%
ICE Bank of America Merrill Lynch US High Yield BB-B (Constrained 2%)	6.83%	3.63%	6.18%
TSW’s Prior Performance of the Composite for TSW Core Plus Bond Fund

	1 Year	5 Years	Since Inception*
Composite (Net of Fees)	1.87%	1.32%	3.93%
Composite (Gross of Fees)	2.29%	1.58%	4.25%
Bloomberg Barclays U.S. Aggregate Bond Index	1.25%	‑0.33%	3.01%

*	Composite Inception Date: December 31, 2004. Returns for periods over one year are annualized.
MANAGEMENT OF THE FUNDS
Thompson, Siegel & Walmsley LLC
Thompson, Siegel & Walmsley LLC (“TSW”) is located at 6641 W. Broad Street, Suite 600, Richmond, Virginia 23230, and serves, subject to supervision by the Board of Trustees (the “Board”) and the Funds’ investment adviser1, as the subadviser for TSW Emerging Markets Fund, TSW High Yield Bond Fund, TSW Large Cap Value Fund, and TSW Core Plus Bond Fund. TSW manages and supervises the investment of TSW Emerging Markets Fund, TSW High Yield Bond Fund, and TSW Large Cap Value Fund assets on a discretionary basis, subject to oversight by the Board. TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. TSW is an indirect wholly owned subsidiary of Perpetual Limited. As of September 30, 2024, TSW had approximately $20.8 billion in assets under management. As compensation for its services, the Adviser pays to TSW a monthly base fee for its services, subject to any applicable reduction as described further in the Subadvisory Agreement and the SAI.
Fund Recoupment Arrangements
The Adviser has contractually agreed to waive fees and reimburse expenses of each Fund to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified in each Fund Summary, as applicable. Generally, if it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Funds’ Investment Advisory Agreement

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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As of September 30, 2024, the following Funds are subject to recoupment by the Adviser of fees previously waived or reimbursed by the Adviser:

Fund Name	Amount Available for Recoupment	Amount of Recoupment expiring on September 30, 2027		Amount of Recoupment expiring on September 30, 2026		Amount of Recoupment expiring on September 30, 2025
TSW Emerging Markets Fund	$226,023	$55,765			$85,549	$84,709	*
TSW High Yield Bond Fund	$277,828	$63,024			$79,563	$135,241	**
TSW Large Cap Value Fund	$120,082	$80,022			$0	$40,060	***
TSW Core Plus Bond Fund	$82,052	$82,052	****	$	N/A	N/A

*	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
**	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
***	For the period from December 6, 2021, commencement of operations, to September 30, 2022.
****	For the period from May 15, 2024, commencement of operations, to September 30, 2024.
Portfolio Management
The Funds are managed using a team-based approach. Each of the Funds is managed jointly and primarily by one or more investment professionals and may be supported by analysts. The members of the Funds’ management teams, and the name of the Fund for which each team member is responsible, are listed below. Each individual listed below is primarily responsible for the day-to-day management of the respective Fund’s portfolio.
William M. Bellamy, CFA
Portfolio Manager
TSW High Yield Bond Fund
TSW Core Plus Bond Fund
William M. Bellamy, CFA is the Director of Income Strategies and is responsible for overseeing all fixed income management at the firm. He is the Portfolio Manager for TSW’s Multi-Asset Income and Core Plus strategies and has managed a Core Plus strategy for the firm since 2002.
William began his career in the investment industry in 1987. Prior to joining TSW in 2002, he was a Portfolio Manager at Trusco Capital Management managing total return oriented institutional accounts. Previously, William was a Vice President of Institutional Fixed Income for First Union Capital Markets and Clayton Brown & Associates, after beginning his career in Institutional Sales and Trading at Merrill Lynch. He earned his undergraduate degree from Cornell University and his MBA from The Fuqua School of Business at Duke University. He holds the Chartered Financial Analyst® designation, is a member the Richmond Society of Financial Analysts, and is registered as an Investment Adviser Representative.
Bryan F. Durand, CFA
Co-Portfolio Manager
TSW Large Cap Value Fund
Bryan F. Durand, CFA, Co-Portfolio Manager and Research Analyst, is in conjunction with Mr. Hawkins, responsible for managing the Fund. Bryan initially joined the Adviser in 2005 as an Equity Research Analyst and served in that role until 2008. He then served as a Senior Research Analyst at MFC Global Investment Management from 2008-2010 and a Partner at Private Advisors, LLC from 2010-August 2017 before rejoining the Adviser in his current role in September 2017. Bryan graduated from the College of the Holy Cross and received his MBA from Duke University, Fuqua School of Business.

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Brett P. Hawkins, CFA
Lead Portfolio Manager
TSW Large Cap Value Fund
Brett P. Hawkins, CFA, Chief Investment Officer and Co-Portfolio Manager, is primarily responsible for managing the Fund. Brett also is a Co-Portfolio Manager for TSW’s Mid Cap Value strategy and a Portfolio Manager for TSW’s SMID Cap Value strategy. He joined TSW in 2001 and has over 28 years of investment experience. Prior to joining TSW, Brett was an Assistant Vice President of Equity Research with First Union Securities and previously worked at Arthur Andersen LLP as an Audit and Business Advisory Senior Associate. Brett graduated from the University of Richmond and received his MBA from the University of Virginia, Darden School.
Elliott W. Jones, CFA
Portfolio Manager
TSW Emerging Markets Fund
Elliott W. Jones, CFA is the Portfolio Manager for the Emerging Markets team. Elliott joined TSW as a research associate in 2012. He has been dedicated to non-U.S. strategies as a research analyst since 2015. Elliott is a graduate of University of North Carolina, BA and Wake Forest University, MA. He previously worked for Union First Market Bank as a Financial Services Advisor. He holds the Chartered Financial Analyst® designation.
The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.
Investment Adviser, Administrator, Transfer Agent, Custodian, and Distributor
Perpetual Americas Funds Services (“PAFS” or the “Adviser”)1 serves as the investment adviser to the Funds. Its principal place of business is 1 Congress Street, Suite 3101, Boston, Massachusetts 02114. The Adviser is an indirect wholly owned subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Funds, subject to the Board of Trustees’ supervision, the Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Adviser also ensures compliance with each Fund’s investment policies and guidelines. For its services, the Adviser is entitled to a management fee, as set forth below, which is calculated daily and paid monthly based on the average daily net assets of each Fund. As of September 30, 2024, the Adviser had approximately $11.18 billion in assets under management.
Under the Funds’ Investment Advisory Agreement, the Adviser is paid an annual management fee from each Fund as follows:

Fund	Management Fee (as percentage of average daily net assets)
TSW Emerging Markets Fund	0.80%
TSW High Yield Bond Fund	0.50%
TSW Large Cap Value Fund	0.58%
TSW Core Plus Bond Fund	0.40%
Disclosure regarding the basis for the Board’s approval of the Investment Advisory Agreement between the Adviser and each of the Funds is available in the Funds’ Form N-CSR filing for the period ending September 30, 2024.
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Funds’ Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. The Funds have entered into a distribution agreement with Perpetual Americas Funds Distributors, LLC, (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, to distribute shares of the Funds. The Distributor is a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), which is unaffiliated with the Adviser.
YOUR ACCOUNT
Pricing Your Shares
When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.

[1]	The Fund’s investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

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Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the NYSE, normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received and deemed to be in good order by the Funds’ Transfer Agent or a financial intermediary. Only purchase orders received and deemed to be in good order by the Funds’ Transfer Agent before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Funds or a financial intermediary after the NYSE closes will be effective the following Business Day. The NAV of a Fund may change every day.
A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866-260-9549 (toll free) or 312-557-5913 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.
Valuing the Funds’ Assets
The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Each Fund generally uses pricing services to determine the market value of securities. Non-U.S. securities, currencies, and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.
In compliance with Rule 2a-5 of the 1940 Act, the Board has designated the Adviser as the Funds’ “valuation designee” with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. The Adviser, in its role as the valuation designee, has established an internal committee (the “Committee”) comprised of select officers and staff of the Adviser to discharge its responsibilities under the Trust’s valuation procedures (the “Valuation Procedures”).
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or non-U.S. exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as valuation designee, will value a Fund’s assets at their fair value according to the Valuation Procedures approved by the Board. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, such security’s fair value will be determined by the Adviser using the Valuation Procedures, subject to oversight by the Board.
In addition, fair value pricing may be used if events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Fund may use a systematic valuation model provided by a third-party pricing service to fair value its international equity securities.

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Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Non-U.S. markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. On days when the U.S. markets are closed, a Fund’s shareholders will not be able to purchase or sell Fund shares. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholder generally would be subject to U.S. tax withholding on Fund distributions. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.
You may purchase shares directly from the Funds or through your broker or financial intermediary on any day the NYSE is open, subject to certain restrictions described below. Purchase requests received in good order by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the close of the NYSE) will be effective at that day’s share price. Purchase requests received in good order by the Funds or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following Business Day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.
Share Classes
The Funds offer multiple share classes. Each Fund offers four classes of shares through this Prospectus: Institutional, Advisor, Investor and Z Shares. Each class of shares of each Fund has the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. Your financial intermediary can help you determine which share class to purchase. You should choose a share class for which you are eligible, with the expense structure that best meets your needs.
The principal differences among the classes are as follows:

	Institutional	Advisor	Investor	Class Z
Minimum Initial Investment	$100,000	None	None	$10,000,000
Minimum Subsequent Investment	None	None	None	None
Sub- Accounting/Sub- Transfer Agency Expenses	Yes. Expenses may vary depending on the arrangements with financial intermediaries that offer Fund shares. Expenses are incurred pursuant to “fee for service” arrangements with financial intermediaries.	None	None	None
Distribution (Rule 12b-1) Fees	None	0.10%	0.25%	None
Sales Charge (Load)	None	None	None	None
Redemption Fees	None	None	None	None
Institutional Shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub-accounting, sub-transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors (“sub-transfer agency fees”). Institutional Shares are expected to bear certain expenses associated with sub-transfer agency fees, which amounts may vary between the Funds. The minimum initial investment for Institutional Shares is $100,000. If you purchase Institutional Shares, you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.

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Your financial intermediary can help you determine whether you are eligible to purchase Institutional Shares. Eligible Institutional Share investors primarily include:

•	individuals and institutional investors with a minimum initial investment of $100,000;

•
employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Funds or the Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•
officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates;

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•	Other investors for which the Fund or the Distributor has pre-approved the purchase.
Advisor Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Advisor Shares. If you purchase Advisor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub-transfer agency fees, but you will pay a 12b-1 fee not exceeding ten basis points (0.10%) of each Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Advisor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Investor Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares. If you purchase Investor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub-transfer agency fees, but you will pay a 12b-1 fee not exceeding twenty-five basis points (0.25%) of a Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Investor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Class Z Shares of the Funds require a minimum initial investment of $10,000,000. If you purchase Class Z Shares, you will not pay a sales charge at the time of purchase, a 12b-1 fee or sub-transfer agency fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.

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The following categories of investors and accounts may buy Class Z Shares of each Fund, provided that they do not require or receive sub-accounting or recordkeeping payments from the Fund:

•
Institutional investors, including, but not limited to, employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), endowments, foundations, insurance company general accounts, insurance company separate accounts, local, city, and state governmental institutions, and other tax-exempt entities that meet the requirements for qualification under Section 501 of the Code.

•	Unaffiliated U.S. registered mutual funds including those that operate as “fund of funds,” collective trust funds, investment companies or other pooled investment vehicles.

•	Other investors for which the Fund or the Adviser has pre-approved the purchase.
The following categories of investors and accounts qualify to buy Class Z Shares of each Fund but the $10 million investment minimum is waived:

•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) that invest through a record-keeper or third party retirement platform.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Clients (other than defined contribution employer sponsored retirement plans) of an institutional consultant where (a) the consultant has undertaken to provide certain services directly to the client with respect to the client’s investment in the Fund and (b) the Fund or the Distributor has notified that consultant in writing that the proposed investment is permissible.

•	Investment companies or other pooled vehicles that are managed by the Adviser or its affiliates.

•
Officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates.

•	Existing institutional separate account clients of the Adviser or its affiliates.

•	Investors for whom the Fund or the Adviser determines that a strategic reason exists for such a waiver.

•	Investors with an account which the Fund or the Adviser believes will grow to meet the investment minimum in the future.
The Funds reserve the right to modify or waive the eligibility requirements and investment minimums at any time.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. The Funds also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. Once the Funds are able to verify your identity, your investment will be accepted and processed at the

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next determined NAV. However, if we are unable to verify your identity, each Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Funds may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Funds’ behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.
Each Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT). These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.
Compensation to Financial Intermediaries
It is expected that Institutional Class, Advisor Class, Investor Class and Class Z shares of the Funds will make payments, or reimburse the Adviser or its affiliates for payments they make, to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services (sometimes referred to as “sub-transfer agency” or “sub-TA” services). The amount of such payments and/or reimbursement is subject to the caps established by the Board and is reviewed by the Trustees periodically.
Although the nature and extent of sub-transfer agency services provided to shareholders and the amount of sub-transfer agency fees charged to each class will vary among financial intermediaries, Institutional Class, Advisor Class, Investor Class and Class Z shares each bear sub-accounting expenses on a class-wide basis. This means that the sub-transfer agency fees you bear as a Fund shareholder may be greater than the sub-transfer agency fees charged by your financial intermediary to the Fund with respect to your investment. Advisor Class and Investor Class shares may make sub-transfer agency payments out of amounts authorized under distribution plans to be adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The Adviser also may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries for sub-transfer agency services they provide to their clients or customers that hold shares of the Funds. Payments generally are based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement.
Additional information concerning payments the Funds, the Adviser or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under “Payments to Financial Intermediaries.”

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Fund Direct Purchases
You also may open a shareholder account directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866-260-9549 (toll free) or 312-557-5913
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38 Chicago, IL 60604

•	You must also call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Funds. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Funds or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

To Add to an Existing Account:

•	Call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201682900
Shareholder Account #PAFT1056 (ex. PAFT10561234567)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Funds.

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Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1-866-260-9549 (toll free) or 312-557-5913 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in a Fund on any day the NYSE is open, subject to certain restrictions described below. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following Business Day.
The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions”. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and ask prices are available. They are distributed based on a weighted-average pro-rata basis of a Fund’s holdings to the redeeming shareholder. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account. The Funds typically expect to hold cash or cash equivalents to meet redemption requests. A Fund also may use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

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By Mail

•	Send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The redemption request must include:

1.	The number of shares or the dollar amount to be redeemed;

2.	The Fund account number; and

3.	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) is required but may be waived in certain (limited) circumstances if:

1.	The proceeds are to be sent elsewhere than the address of record, or

2.	The redemption is requested in writing and the amount is greater than $100,000.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866-260-9549 (toll free) or 312-557-5913 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 866-260-9549 (toll free) or 312-557-5913 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

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•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required, but may be waived in certain (limited) circumstances if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•
information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call 866-260-9549 (toll free) or 312-557-5913 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions
The Funds typically expect that they will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request although proceeds normally are paid within three (3) Business Days. If you are redeeming shares that have been purchased via ACH, the Funds may hold redemption proceeds until the purchase amount has been collected, which may be as long as five (5) Business Days after purchase date. For shares recently purchased by check, redemption proceeds may not be available until the check has cleared which may take up to five (5) days for the date of purchase. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. A redemption of shares is generally a taxable event for shareholders, regardless of whether the redemption request is satisfied in cash or in kind. As with any security, a shareholder will also bear taxes on any capital gain from the sale of a security received in a redemption in kind.

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Involuntary Redemptions of Your Shares
If your account balance drops below $100,000 in the case of Institutional Shares, $250 in the case of Advisor Shares, $250 in the case of Investor Shares, or $10,000,000 in the case of Class Z Shares because of redemptions you may be required to sell your shares. The Funds will provide you at least thirty (30) days’ written notice to give you sufficient time to add to your account and avoid the sale of your shares.
How to Exchange Shares
You may exchange your shares for the same share class of another Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1-866-260-9549 (toll free) or 312-557-5913. The exchange privilege may be changed or canceled at any time upon sixty (60) days’ written notice.
You may also exchange your shares of one class of a Fund for shares of another class of the same Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. If you hold shares through a financial intermediary, your financial intermediary also may initiate an exchange between share classes in certain circumstances. You should consult your financial intermediary for details and read carefully any materials provided by the intermediary along with this prospectus. The Funds do not charge a fee for this privilege.
The Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the Funds’ judgment, the Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. An exchange between classes of shares of the same Fund is generally not taxable for U.S. federal income tax purposes. However, investors generally will realize a taxable gain or loss when exchanging shares of a Fund for shares of another Fund. The Funds do not provide tax advice; you should consult your own tax advisor. If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policy” below.
Market Timing Policy
Each Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term or efficient portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because each Fund, other than the TSW Core Plus Bond Fund, invests its assets in non-U.S. securities, investors may seek to take advantage of time zone differences between the non-U.S. markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after non-U.S. market closing prices are established but before the NAV calculation, that are likely to result in higher prices in non-U.S. markets the next day. The market-timer would then redeem the Fund’s shares the next day when a Fund’s share price would reflect the increased prices in non-U.S. markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may: (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase or exchange orders from that investor, and disclaim responsibility for any consequential losses that the investor may incur related to the rejected purchases. Alternatively, the Funds may limit the amount, number, or frequency of any future purchases or exchanges and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Funds believes it is acting in a manner that is in the best interests of shareholders.

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Financial intermediaries may establish omnibus accounts with the Funds through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Funds with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Funds. The Funds will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.
The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Funds may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Distribution Plans
The Funds have adopted a plan under Rule 12b-1 that authorizes Advisor Class and Investor Class shares to pay distribution fees. Fees under the plan will not exceed 0.10% for Advisor shares and 0.25% for Investor shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DIVIDENDS AND DISTRIBUTIONS
Fund Policy
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record.
Distribution Frequency

Annually	Monthly	Quarterly
TSW Emerging Markets Fund	TSW High Yield Bond Fund* TSW Core Plus Bond Fund*	TSW Large Cap Value Fund

*	Each of TSW High Yield Bond Fund and TSW Core Plus Bond Fund intends to declare daily and pay monthly substantially all of its net investment income as dividends to its shareholders.
Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Each Fund may distribute income dividends and capital gains more frequently, if necessary, to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

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Any undelivered checks or checks that are not cashed for six months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.
TAXES
Distributions
The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from a Fund, as well as on gains realized from your redemption of Fund shares. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI under “Tax Considerations.” This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state or local, or non-U.S. tax consequences before making an investment in a Fund.
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. Assuming a Fund so qualifies, the Fund will not be subject to U.S. federal income taxes to the extent it timely distributes all of its net investment income and any net realized capital gains to its shareholders. However, a Fund’s failure to qualify as a regulated investment company or to meet certain minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in the value of shareholders’ investments.
For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Certain distributions of qualified dividend income paid to a noncorporate U.S. shareholder may be subject to income tax at the applicable rate for long-term capital gain assuming holding period and certain other requirements are met.
Distributions of net capital gains (that is, the excess of net realized gains from the sale of investments that a Fund owned for more than one year over the net realized losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will generally be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.
If you are a taxable investor and invest in a Fund shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after a Fund has experienced appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”
Distributions from a Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-advantaged plan or account or are otherwise not subject to U.S. federal income tax). Due to the nature of the investment strategies used, distributions by a Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of a Fund’s distributions could vary in any given year.
Each Fund will mail to each shareholder after the close of the calendar year a U.S. Internal Revenue Service (“IRS”) Form 1099 setting forth the U.S. federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is generally subject to U.S. federal income tax. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. For individuals, any long-term capital gains you realize from selling, redeeming, or exchanging Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to its shareholders cost basis information when such shares are sold, redeemed, or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose

53

to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal and state income tax returns. A Fund’s shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs a Fund to withhold a portion of your distributions or proceeds. You should be aware that a Fund may be fined by the IRS for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, a Fund may make a corresponding charge against the account.
Non-U.S. Taxes
Income, proceeds and gains received by a Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities. In certain instances, a Fund may elect to permit shareholders to claim a credit or deduction (but not both) for non-U.S. taxes (if any) borne with respect to non-U.S. securities income earned by the Fund. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who hold shares of a Fund through tax-advantaged arrangements, generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Tax Status for Retirement Plans and Other Tax-Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-advantaged account, dividend and capital gain distributions generally are not subject to current U.S. federal income taxes, but may be subject to U.S. federal income taxes upon a later withdrawal of monies from the plan or account. In general, these plans or accounts are governed by complex tax rules. You should consult with your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Net Investment Income Tax
An additional 3.8% tax may be imposed on distributions you receive from a Fund and gains from selling, redeeming, or exchanging your Fund shares.
SHAREHOLDER REPORTS AND OTHER INFORMATION
The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 866-260-9549 (toll free) or 312-557-5913 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand the financial performance of each class of shares of each Fund, as applicable, for the past five fiscal years or since a Fund’s inception. Information presented for the TSW Large Cap Value Fund prior to December 6, 2021 represents the past financial information of the TS&W Equity Portfolio, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). Some of this information reflects financial information for a single fund share. The Funds did not offer Class Z shares during the periods shown.

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The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. The financial information for TSW Large Cap Value Fund for fiscal years ended October 31, 2021 and prior were audited by the Predecessor Fund’s auditors. The financial information for the fiscal period ended September 30, 2022 and fiscal years ended September 30, 2023 and September 30, 2024 for the TSW Large Cap Value Fund, and the financial information for all periods of the remaining series of the Trust have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm whose report, along with each Fund’s financial statements, is included in the Trust’s Form N-CSR filing. You can obtain the Form N-CSR filing, which contains more performance information, at no charge by calling 866-260-9549.

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TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW Core Plus Bond Fund	Period Ended September 30, 2024(a)
Net asset value, beginning of year	$10.00

Income from investment operations:
Net investment income(b)	0.17
Net realized and unrealized gains from investments and foreign currency	0.34

Total from investment operations	0.51

Less distributions paid:
From net investment income	(0.17)

Total distributions paid	(0.17)

Change in net asset value	0.34

Net asset value, end of year	$10.34

Total return	5.19	%(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$26,915
Ratio of net expenses to average net assets	0.50	%(d)
Ratio of net investment income to average net assets	4.47	%(d)
Ratio of gross expenses to average net assets	3.64	%(d)
Portfolio turnover rate(e)	1.44	%(c)

(a)	For the period from May 15, 2024, commencement of operations, to September 30, 2024.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method. (c) Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW Emerging Markets Fund	Year Ended September 30, 2024	Year Ended September 30, 2023	Period Ended September 30, 2022(a)
Net asset value, beginning of year	$8.82	$7.25	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.14	0.14	0.13
Net realized and unrealized gains (losses) from investments and foreign currency	1.32	1.57	(2.88)

Total from investment operations	1.46	1.71	(2.75)

Less distributions paid:
From net investment income	(0.29)	(0.14)	—

Total distributions paid	(0.29)	(0.14)	—

Change in net asset value	1.17	1.57	(2.75)

Net asset value, end of year	$9.99	$8.82	$7.25

Total return	16.98%	23.63%	(27.50	%)(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$8,136	$6,627	$7,253
Ratio of net expenses to average net assets	0.99%	0.99%	0.99	%(d)
Ratio of net investment income to average net assets	1.54%	1.56%	1.88	%(d)
Ratio of gross expenses to average net assets	1.75%	2.21%	2.22	%(d)
Portfolio turnover rate(e)	32.29%	18.44%	11.47	%(c)

(a)	For the period from December 21, 2021, commencement of operations, to September 30, 2022.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method. (c) Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW High Yield Bond Fund	Year Ended September 30, 2024	Year Ended September 30, 2023	Period Ended September 30, 2022(a)
Net asset value, beginning of year	$8.71	$8.32	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.55	0.51	0.43
Net realized and unrealized gains (losses) from investments and foreign currency	0.63	0.39	(1.67)

Total from investment operations	1.18	0.90	(1.24)

Less distributions paid:
From net investment income	(0.55)	(0.51)	(0.44)

Total distributions paid	(0.55)	(0.51)	(0.44)

Change in net asset value	0.63	0.39	(1.68)

Net asset value, end of year	$9.34	$8.71	$8.32

Total return	13.90%	10.98%	(12.75	%)(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$9,749	$13,153	$11,184
Ratio of net expenses to average net assets	0.65%	0.65%	0.65	%(d)
Ratio of net investment income to average net assets	6.07%	5.87%	5.01	%(d)
Ratio of gross expenses to average net assets	1.28%	1.31%	1.90	%(d)
Portfolio turnover rate(e)	36.54%	74.03%	31.64	%(c)

(a)	For the period from October 26, 2021, commencement of operations, to September 30, 2022.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method. (c) Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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TSW MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
For the periods indicated

	Institutional Shares
TSW Large Cap Value Fund	Year Ended September 30, 2024	Year Ended September 30, 2023	Period Ended September 30, 2022(a)		Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value, beginning of year	$12.66	$12.71	$15.60		$11.46	$12.50	$13.69

Income (loss) from investment operations:
Net investment income(b)	0.20	0.20	0.14		0.03	0.08	0.22
Net realized and unrealized gains (losses) from investments and foreign currency	2.19	1.37	(1.10)		4.74	(0.58)	0.39

Total from investment operations	2.39	1.57	(0.96)		4.77	(0.50)	0.61

Less distributions paid:
From net investment income	(0.21)	(0.19)	(0.11)		(0.05)	(0.10)	(0.20)
From net realized gains	(0.85)	(1.43)	(1.82)		(0.58)	(0.44)	(1.60)

Total distributions paid	(1.06)	(1.62)	(1.93)		(0.63)	(0.54)	(1.80)

Change in net asset value	1.33	(0.05)	(2.89)		4.14	(1.04)	(1.19)

Net asset value, end of year	$13.99	$12.66	$12.71		$15.60	$11.46	$12.50

Total return	19.99%	12.28%	(7.11	%)(c)	42.90%	(4.25%)	6.38%
Ratios/Supplemental data:
Net assets, end of year
(000’s)	$37,657	$35,078	$35,215		$39,445	$30,593	$35,956
Ratio of net expenses to average net assets	0.73%	0.73%	0.78	%(d)	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.55%	1.51%	1.03	%(d)	0.24%	0.70%	1.78%
Ratio of gross expenses to average net assets	0.95%	0.73%	0.98	%(d)	1.77%	1.88%	1.74%
Ratio of expense recoupment to average net assets	—	0.02%	—		—	—	—
Portfolio turnover rate(e)	40.50%	21.24%	46.37	%(c)	29.00%	64.00%	46.00%

(a)	For the period from November 1, 2021 to September 30, 2022.
(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method. (c) Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.
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Perpetual Americas Funds Trust
Notice of Privacy Policy & Practices
I. SAFEGUARDING PRIVACY
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
II. INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g., your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g., your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g., your account number, account balance and transaction history.
III. INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.
IV. INFORMATION WE MAY SHARE WITH AFFILIATES
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
V. SAFEGUARDING CUSTOMER INFORMATION
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.
We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.
We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and, except as described below, every year that you are a customer of the Trust, or anytime we make a material change to our privacy policy.
We may combine a privacy notice with another document (for example, an account statement, annual report, prospectus, trade confirmation) or may deliver the notice electronically where appropriate consent has been obtained. We generally will not deliver an annual notice as long as (i) we disclose non-public personal information only as described above policy, and (ii) we have not changed our policies and practices with regard to disclosing non-public personal information from the policies and practices that were disclosed in the most recent disclosure sent to consumers pursuant to this policy.

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Investment Subadviser
Thompson, Siegel & Walmsley LLC
6641 W. Broad Street, Suite 600
Richmond, Virginia 23230
Investment Adviser
Perpetual Americas Funds Services
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call
866-260-9549 (toll free) or 312-557-5913
To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.
Additional information about a Fund’s investments is available in the Trust’s annual and semi-annual report to shareholders and in Form N-CSR. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year. In Form N-CSR, you will find a Fund’s annual and semi-annual financial statements.
Call the Funds at 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business to request free copies of the SAI and the Trust’s annual and semi-annual reports, to request other information about the Funds, such as Fund financial statements, and to make shareholder inquiries. You may also visit the Funds on the web at www.perpetual.com to obtain free copies of the Trust’s SAI and annual and semi-annual reports, or write to the Trust at:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number: 811-23615

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